UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07797

SunAmerica Focused Series, Inc.
(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ			07311
(Address of principal executive offices)			(Zip code)

John T. Genoy Senior Vice President SunAmerica Asset Management Corp. Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(201) 324-6414

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1. Reports to Stockholders

ANNUAL REPORT 2009

SUNAMERICA

Focused Portfolios

■  Focused Asset Allocation Strategies

■  Focused Portfolios

October 31, 2009  ANNUAL REPORT

SunAmerica Focused Series, Inc.

SunAmerica Focused Asset Allocation Strategies

Focused Equity Strategy Portfolio (FESAX)

Focused Multi-Asset Strategy Portfolio (FASAX)

Focused Balanced Strategy Portfolio (FBAAX)

Focused Fixed Income and Equity Strategy Portfolio (FFEAX)

Focused Fixed Income Strategy Portfolio

SunAmerica Focused Portfolios

Focused Large-Cap Growth Portfolio (SSFAX)

Focused Growth Portfolio (SSAAX)

Focused Mid-Cap Growth Portfolio (FMGWX)

Focused Small-Cap Growth Portfolio (NSKAX)

Focused Value Portfolio (SFVAX)

Focused Small-Cap Value Portfolio (SSSAX)

Focused Growth and Income Portfolio (FOGAX)

Focused Technology Portfolio (STNAX)

Focused Dividend Strategy Portfolio (FDSAX)

Focused StarALPHA Portfolio (FSAPX)

Table of Contents

A Message from the President	1

Expense Example	3

Statement of Assets and Liabilities	7

Statement of Operations	13

Statement of Changes in Net Assets	16

Financial Highlights	21

Portfolio of Investments	37

Notes to Financial Statements	75

Report of Independent Registered Public Accounting Firm	103

Approval of Advisory Agreements	104

Results of Special Shareholder Meetings	113

Director and Officer Information	114

Shareholder Tax Information	117

Comparisons: Portfolios vs. Indices	119

A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

We are pleased to present this annual update for the SunAmerica Focused Portfolios and Focused Asset Allocation Strategies for the 12-month annual period ended October 31, 2009.

Each of the SunAmerica Focused Portfolios and Focused Asset Allocation Strategies generated solid positive absolute returns during the annual period. Five SunAmerica Focused Portfolios and three Focused Asset Allocation Strategies also outperformed their respective benchmark index and/or Lipper peer group during the annual period. Such absolute and relative performance is testament, we believe, to the portfolio managers' emphasis on both risk management and investment opportunity during what virtually all agree were extraordinarily volatile market conditions for investors.

The annual period began amidst the depths of the financial and economic crises, which caused a dramatic sell-off in the equity markets, but glimmers of positive news began to appear by the early spring. Massive government intervention led to a sharp change in investor sentiment, which, in turn, drove one of the most robust equity market rallies ever from March 2009 forward. As market conditions dramatically shifted, we at SunAmerica continued to enhance our focused investment options to help you and your adviser fulfill your asset allocation objectives.

•  To best serve the interests of our shareholders, several SunAmerica Focused Portfolios were merged with other SunAmerica mutual funds. Effective January 12, 2009, the Focused International Equity Portfolio merged with the SunAmerica International Equity Fund, a series of SunAmerica Equity Funds, and the Focused International Equity Portfolio ceased operations. Effective October 26, 2009, the Focused Large-Cap Value Portfolio and the Focused Mid-Cap Value Portfolio merged with the SunAmerica Value Fund, also a series of SunAmerica Equity Funds, and the SunAmerica Focused Small-Cap Value Portfolio, respectively, and the Focused Large-Cap Value Portfolio and the Focused Mid-Cap Value Portfolio ceased operations.

•  In November 2008, the SunAmerica Alternative Strategies Fund was selected as an underlying investment for the Focused Balanced Strategy and Focused Multi-Asset Strategy Portfolios. In April 2009, SunAmerica Focused Technology Portfolio was selected as an underlying investment for the Focused Equity Strategy and Focused Multi-Asset Strategy Portfolios. Please see the discussions on each of these Focused Asset Allocation Strategy Portfolios on the following pages for more details on the addition of these investment alternatives. Please see the Prospectus for more information about the anticipated spectrum of investment options for each Focused Asset Allocation Strategy.

•  We maintained our strong business relationships with top-line asset managers and continued to draw on the proven experience of several of our own SunAmerica portfolio managers.1

Today, our family of Focused Portfolios seeks either growth of capital over the long term or total return (including capital appreciation and current income). Whether you invest in the Focused Portfolios separately or you invest in a predetermined mix of SunAmerica Funds through our Focused Asset Allocation Strategies, we believe our mutual funds provide valuable building blocks for investors and their financial advisers to help optimize their asset allocations in a market still rife with volatility yet filled with new investment opportunity.2

Maintaining a long-term perspective is a basic tenet of effective investing for both managers and investors at all times. During a 12-month period like the one ended October 31, 2009, such a perspective is especially important. By resisting real yet what are admittedly emotional urges and staying invested in assets allocated based on your individual goals, you may mitigate the effects of severe corrections. You may also successfully capture the upside of strong rallies, such as that seen from early March 2009 forward.

A MESSAGE FROM THE PRESIDENT — (continued)

On the following pages, you will find the financial statements and portfolio information for each of the SunAmerica Focused Portfolios and Focused Asset Allocation Strategies for the period ended October 31, 2009. You will also find a comprehensive review of the Portfolios' performance and our management strategies along with a discussion from each Portfolio's manager.

We thank you for being a part of the SunAmerica Focused Portfolios and the Focused Asset Allocation Strategies. We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President & CEO
SunAmerica Asset Management Corp.

Past performance is no guarantee of future results.

1Effective June 22, 2009, Janus Capital Management LLC no longer served as an Adviser to the Focused StarALPHA Portfolio and Daniel Lew, CFA, of SunAmerica Asset Management Corp., the investment adviser of the Portfolio, assumed day-to-day portfolio management responsibility for the portion of the Portfolio previously managed by Janus. As a result of this change in Advisers, SunAmerica now acts as Adviser for two of the five portions of the Focused StarALPHA Portfolio. Each portion of the Portfolio managed by SunAmerica will be treated as if managed by a separate Adviser, including for purposes of determining the number of securities in which an Adviser may invest under the Portfolio's focused strategy.

2Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. The Focused Dividend Strategy Portfolio holds up to 30 high dividend common stocks, which will be evaluated and adjusted at the discretion of the portfolio manager on an annual basis, with consideration to certain investment criteria. Each adviser to the Star ALPHA Portfolio will generally invest in up to 10 securities and the Portfolio will generally hold up to 50 securities, depending on the number of advisers. The Focused Asset Allocation Strategies are funds-of-funds, allocated and monitored by SunAmerica Asset Management Corp.

EXPENSE EXAMPLE — October 31, 2009 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Portfolio in the SunAmerica Focused Series, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at May 1, 2009 and held until October 31, 2009.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2009" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class I and Class Z, the "Expenses Paid During the Six Months Ended October 31, 2009" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2009" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2009" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class I and Class Z the "Expenses Paid During the Six Months Ended October 31, 2009" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2009" column does not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees, if applicable, been included, the "Expenses Paid During the Six Months Ended October 31, 2009," column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable, to your account. Please refer to the Portfolios' Prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

EXPENSE EXAMPLE — October 31, 2009 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value at May 1, 2009	Ending Account Value Using Actual Return at October 31, 2009	Expenses Paid During the Six Months Ended October 31, 2009*	Beginning Account Value at May 1, 2009	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2009	Expenses Paid During the Six Months Ended October 31, 2009*	Expense Ratio as of October 31, 2009*
Focused Equity Strategy#†
Class A	$1,000.00	$1,198.85	$1.39	$1,000.00	$1,023.95	$1.28	0.25%
Class B	$1,000.00	$1,196.51	$4.98	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,196.28	$4.98	$1,000.00	$1,020.67	$4.58	0.90%
Class I	$1,000.00	$1,200.46	$0.83	$1,000.00	$1,024.45	$0.77	0.15%
Focused Multi-Asset Strategy†
Class A	$1,000.00	$1,178.36	$1.32	$1,000.00	$1,024.00	$1.22	0.24%
Class B	$1,000.00	$1,175.66	$4.88	$1,000.00	$1,020.72	$4.53	0.89%
Class C	$1,000.00	$1,175.32	$4.77	$1,000.00	$1,020.82	$4.43	0.87%
Focused Balanced Strategy†
Class A	$1,000.00	$1,143.16	$1.35	$1,000.00	$1,023.95	$1.28	0.25%
Class B	$1,000.00	$1,139.45	$4.85	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,140.22	$4.75	$1,000.00	$1,020.77	$4.48	0.88%
Class I#	$1,000.00	$1,143.92	$0.81	$1,000.00	$1,024.45	$0.77	0.15%
Focused Fixed Income & Equity Strategy#†
Class A	$1,000.00	$1,060.94	$1.30	$1,000.00	$1,023.95	$1.28	0.25%
Class B	$1,000.00	$1,057.54	$4.67	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,057.54	$4.67	$1,000.00	$1,020.67	$4.58	0.90%
Focused Fixed Income Strategy#†
Class A	$1,000.00	$1,050.34	$1.29	$1,000.00	$1,023.95	$1.28	0.25%
Class B	$1,000.00	$1,046.99	$4.64	$1,000.00	$1,020.67	$4.58	0.90%
Class C	$1,000.00	$1,046.99	$4.64	$1,000.00	$1,020.67	$4.58	0.90%
Focused Large-Cap Growth@
Class A	$1,000.00	$1,180.47	$8.13	$1,000.00	$1,017.74	$7.53	1.48%
Class B	$1,000.00	$1,176.47	$11.96	$1,000.00	$1,014.22	$11.07	2.18%
Class C	$1,000.00	$1,176.17	$11.74	$1,000.00	$1,014.42	$10.87	2.14%
Class Z	$1,000.00	$1,183.64	$4.62	$1,000.00	$1,020.97	$4.28	0.84%
Focused Growth#
Class A	$1,000.00	$1,206.77	$9.57	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$1,203.19	$13.16	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,203.32	$13.16	$1,000.00	$1,013.26	$12.03	2.37%
Focused Mid-Cap Growth#@
Class A	$1,000.00	$1,187.02	$9.48	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$1,182.77	$13.04	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,182.53	$13.04	$1,000.00	$1,013.26	$12.03	2.37%

EXPENSE EXAMPLE — October 31, 2009 — (unaudited) (continued)

	Actual			Hypothetical
Portfolio	Beginning Account Value at May 1, 2009	Ending Account Value Using Actual Return at October 31, 2009	Expenses Paid During the Six Months Ended October 31, 2009*	Beginning Account Value at May 1, 2009	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2009	Expenses Paid During the Six Months Ended October 31, 2009*	Expense Ratio as of October 31, 2009*
Focused Small-Cap Growth#@
Class A	$1,000.00	$1,104.21	$9.12	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$1,099.57	$12.54	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,100.00	$12.54	$1,000.00	$1,013.26	$12.03	2.37%
Class I	$1,000.00	$1,104.87	$8.59	$1,000.00	$1,017.04	$8.24	1.62%
Focused Value#@
Class A	$1,000.00	$1,242.40	$9.61	$1,000.00	$1,016.64	$8.64	1.70%
Class B	$1,000.00	$1,237.86	$13.26	$1,000.00	$1,013.36	$11.93	2.35%
Class C	$1,000.00	$1,238.09	$13.26	$1,000.00	$1,013.36	$11.93	2.35%
Focused Small-Cap Value@
Class A	$1,000.00	$1,198.03	$8.42	$1,000.00	$1,017.54	$7.73	1.52%
Class B#	$1,000.00	$1,192.05	$13.32	$1,000.00	$1,013.06	$12.23	2.41%
Class C	$1,000.00	$1,193.41	$12.27	$1,000.00	$1,014.01	$11.27	2.22%
Focused Growth and Income#
Class A	$1,000.00	$1,161.13	$9.37	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$1,158.17	$12.89	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,157.11	$12.89	$1,000.00	$1,013.26	$12.03	2.37%
Focused Technology#@
Class A	$1,000.00	$1,162.11	$10.25	$1,000.00	$1,015.73	$9.55	1.88%
Class B	$1,000.00	$1,157.78	$13.76	$1,000.00	$1,012.45	$12.83	2.53%
Class C	$1,000.00	$1,157.78	$13.76	$1,000.00	$1,012.45	$12.83	2.53%
Focused Dividend Strategy Portfolio#
Class A	$1,000.00	$1,274.90	$5.45	$1,000.00	$1,020.42	$4.84	0.95%
Class B	$1,000.00	$1,270.65	$9.16	$1,000.00	$1,017.14	$8.13	1.60%
Class C	$1,000.00	$1,272.04	$9.16	$1,000.00	$1,017.14	$8.13	1.60%
Focused StarALPHA#@
Class A	$1,000.00	$1,154.76	$9.34	$1,000.00	$1,016.53	$8.74	1.72%
Class C	$1,000.00	$1,151.07	$12.85	$1,000.00	$1,013.26	$12.03	2.37%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Portfolio's prospectus and/or your qualified retirement plan document for more information.

#  During the stated period, the investment adviser either waived a portion or all of the fees and assumed a portion of or all expenses for the Portfolios or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value"would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2009" and the "Expense Ratios" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2009" and the "Expense Ratios" would have been lower.

EXPENSE EXAMPLE — October 31, 2009 — (unaudited) (continued)

†  Does not include the expenses of the underlying funds that the Portfolios bear indirectly. If these indirect expenses had been included, the "Actual/Hypothetical Expenses Paid During the Period" and the "Expense Ratios" would have been higher and the "Actual/Hypothetical Ending Account Value" would have been lower.

@  Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio's expenses have been reduced. Had the expense reductions been applied the Expense Example would have been as follows:

	Actual			Hypothetical
Portfolio	Beginning Account Value at May 1, 2009	Ending Account Value Using Actual Return at October 31, 2009	Expenses Paid During the Six Months Ended October 31, 2009*	Beginning Account Value at May 1, 2009	Ending Account Value Using a Hypothetical 5% Assumed Return at October 31, 2009	Expenses Paid During the Six Months Ended October 31, 2009*	Expense Ratio as of October 31, 2009*
Focused Large-Cap Growth
Class A	$1,000.00	$1,180.47	$8.13	$1,000.00	$1,017.74	$7.53	1.48%
Class B	$1,000.00	$1,176.47	$11.96	$1,000.00	$1,014.22	$11.07	2.18%
Class C	$1,000.00	$1,176.17	$11.74	$1,000.00	$1,014.42	$10.87	2.14%
Class Z	$1,000.00	$1,183.64	$4.62	$1,000.00	$1,020.97	$4.28	0.84%
Focused Mid-Cap Growth#
Class A	$1,000.00	$1,187.02	$9.26	$1,000.00	$1,016.74	$8.54	1.68%
Class B	$1,000.00	$1,182.77	$12.82	$1,000.00	$1,013.46	$11.82	2.33%
Class C	$1,000.00	$1,182.53	$12.82	$1,000.00	$1,013.46	$11.82	2.33%
Focused Small-Cap Growth#
Class A	$1,000.00	$1,104.21	$9.12	$1,000.00	$1,016.53	$8.74	1.72%
Class B	$1,000.00	$1,099.57	$12.54	$1,000.00	$1,013.26	$12.03	2.37%
Class C	$1,000.00	$1,100.00	$12.49	$1,000.00	$1,013.31	$11.98	2.36%
Class I	$1,000.00	$1,104.87	$8.54	$1,000.00	$1,017.09	$8.19	1.61%
Focused Value#
Class A	$1,000.00	$1,242.40	$9.61	$1,000.00	$1,016.64	$8.64	1.70%
Class B	$1,000.00	$1,237.86	$13.26	$1,000.00	$1,013.36	$11.93	2.35%
Class C	$1,000.00	$1,238.09	$13.26	$1,000.00	$1,013.36	$11.93	2.35%
Focused Small Cap Value
Class A	$1,000.00	$1,198.03	$8.37	$1,000.00	$1,017.59	$7.68	1.51%
Class B#	$1,000.00	$1,192.05	$13.26	$1,000.00	$1,013.11	$12.18	2.40%
Class C	$1,000.00	$1,193.41	$12.22	$1,000.00	$1,014.06	$11.22	2.21%
Focused Technology#
Class A	$1,000.00	$1,162.11	$10.14	$1,000.00	$1,015.83	$9.45	1.86%
Class B	$1,000.00	$1,157.78	$13.65	$1,000.00	$1,012.55	$12.73	2.51%
Class C	$1,000.00	$1,157.78	$13.65	$1,000.00	$1,012.55	$12.73	2.51%
Focused StarALPHA#
Class A	$1,000.00	$1,154.76	$9.34	$1,000.00	$1,016.53	$8.74	1.72%
Class C	$1,000.00	$1,151.07	$12.85	$1,000.00	$1,013.26	$12.03	2.37%

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2009

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$—	$—	$—	$—	$—
Long-term investment securities, at market value (affiliated)*	221,828,964	443,945,642	221,155,120	32,118,898	20,544,037
Short-term investment securities, at market value (unaffiliated)*	—	—	—	—	—
Repurchase agreements (cost approximates market value)	—	—	—	—	—
Total investments	221,828,964	443,945,642	221,155,120	32,118,898	20,544,037
Cash	—	—	2	—	—
Foreign cash*	—	—	—	—	—
Receivable for— Fund shares sold	22,453	420,086	76,191	130,774	3,356
Dividends and interest	—	—	—	—	—
Investments sold	—	—	—	—	—
Prepaid expenses and other assets	1,979	1,980	1,980	1,908	1,906
Due from investment adviser for expense reimbursements/fee waivers	—	—	2,141	4,233	10,299
Total assets	221,853,396	444,367,708	221,235,434	32,255,813	20,559,598
LIABILITIES:
Payable for— Fund shares redeemed	450,270	698,102	464,172	5,328	23,487
Investments purchased	—	—	—	—	—
Investment advisory and management fees	19,783	38,750	19,337	2,783	1,775
Distribution and service maintenance fees	80,713	163,177	78,251	11,049	6,639
Transfer agent fees and expenses	34,544	49,155	22,927	5,456	3,555
Directors' fees and expenses	3,734	5,019	3,154	762	267
Other accrued expenses	92,189	88,310	70,137	56,378	48,069
Dividends payable	—	—	—	—	28,140
Due to investment adviser for expense recoupment	30,380	—	—	—	—
Total liabilities	711,613	1,042,513	657,978	81,756	111,932
Net Assets	$221,141,783	$443,325,195	$220,577,456	$32,174,057	$20,447,666
*Cost
Long-term investment securities (unaffiliated)	$—	$—	$—	$—	$—
Long-term investment securities (affiliated)	$227,094,503	$501,920,139	$227,943,082	$34,073,872	$19,678,485
Short-term investment securities (unaffiliated)	$—	$—	$—	$—	$—
Foreign cash	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2009 — (continued)

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$2,138	$3,686	$1,951	$294	$176
Paid-in capital	404,155,583	616,854,548	311,230,688	41,516,784	22,666,239
	404,157,721	616,858,234	311,232,639	41,517,078	22,666,415
Accumulated undistributed net investment income (loss)	956,385	1,258,013	24,811	20,902	17,841
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(178,706,784)	(116,816,555)	(83,892,032)	(7,408,949)	(3,102,142)
Unrealized appreciation (depreciation) on investments	(5,265,539)	(57,974,497)	(6,787,962)	(1,954,974)	865,552
Unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net Assets	$221,141,783	$443,325,195	$220,577,456	$32,174,057	$20,447,666
Class A:
Net assets	$81,837,302	$156,758,660	$83,178,167	$12,308,199	$8,668,626
Shares outstanding	7,843,038	12,962,381	7,350,685	1,122,519	745,171
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.43	$12.09	$11.32	$10.96	$11.63
Maximum sales charge (5.75% of offering price)	0.64	0.74	0.69	0.67	0.71
Maximum offering price to public	$11.07	$12.83	$12.01	$11.63	$12.34
Class B:
Net assets	$45,022,935	$92,164,411	$46,610,494	$6,435,409	$4,306,051
Shares outstanding	4,377,177	7,692,206	4,133,437	587,775	370,534
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.29	$11.98	$11.28	$10.95	$11.62
Class C:
Net assets	$93,604,162	$194,402,124	$89,887,952	$13,430,449	$7,472,989
Shares outstanding	9,091,772	16,203,142	7,949,283	1,226,290	643,244
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.30	$12.00	$11.31	$10.95	$11.62
Class I:
Net assets	$677,384	$—	$900,843	$—	$—
Shares outstanding	65,032	—	79,675	—	—
Net asset value, offering and redemption price per share	$10.42	$—	$11.31	$—	$—
Class Z:
Net assets	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2009 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Value Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$392,205,643	$184,025,700	$37,616,261	$123,687,897	$237,250,410
Long-term investment securities, at market value (affiliated)*	—	—	—	—	—
Short-term investment securities, at market value (unaffiliated)*	—	3,467,000	216,000	—	—
Repurchase agreements (cost approximates market value)	6,604,000	—	—	—	1,170,000
Total investments	398,809,643	187,492,700	37,832,261	123,687,897	238,420,410
Cash	783	327	839	26,870	113
Foreign cash*	184,433	143,788	—	—	281,866
Receivable for— Fund shares sold	321,815	55,890	12,730	81,966	74,614
Dividends and interest	144,505	284,027	18,539	2,975	24,910
Investments sold	—	1,182,804	278,157	—	—
Prepaid expenses and other assets	244,269	9,102	5,372	8,201	3,194
Due from investment adviser for expense reimbursements/fee waivers	—	—	2,306	—	—
Total assets	399,705,448	189,168,638	38,150,204	123,807,909	238,805,107
LIABILITIES:
Payable for— Fund shares redeemed	847,095	528,053	52,829	215,547	654,467
Investments purchased	—	100,410	66,808	—	—
Investment advisory and management fees	262,808	169,203	34,743	109,457	212,946
Distribution and service maintenance fees	176,767	89,426	13,416	57,094	137,318
Transfer agent fees and expenses	124,491	73,793	7,327	43,091	66,220
Directors' fees and expenses	22,051	8,480	675	2,795	7,986
Other accrued expenses	193,671	99,155	52,263	83,973	131,041
Dividends payable	—	—	—	—	—
Due to investment adviser for expense recoupment	—	18,026	—	7,198	27,198
Total liabilities	1,626,883	1,086,546	228,061	519,155	1,237,176
Net Assets	$398,078,565	$188,082,092	$37,922,143	$123,288,754	$237,567,931
*Cost
Long-term investment securities (unaffiliated)	$382,517,553	$178,669,350	$34,467,314	$109,614,357	$219,415,449
Long-term investment securities (affiliated)	$—	$—	$—	$—	$—
Short-term investment securities (unaffiliated)	$—	$3,467,000	$216,000	$—	$—
Foreign cash	$171,871	$142,266	$—	$—	$283,373

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2009 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Value Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$2,679	$969	$407	$1,103	$1,808
Paid-in capital	658,557,926	244,430,613	63,132,663	144,267,941	417,933,903
	658,560,605	244,431,582	63,133,070	144,269,044	417,935,711
Accumulated undistributed net investment income (loss)	(1,064,419)	(8,068)	—	(2,391)	(156,738)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(269,118,273)	(61,698,456)	(28,359,874)	(35,051,439)	(198,044,496)
Unrealized appreciation (depreciation) on investments	9,688,090	5,356,350	3,148,947	14,073,540	17,834,961
Unrealized foreign exchange gain (loss) on other assets and liabilities	12,562	684	—	—	(1,507)
Net Assets	$398,078,565	$188,082,092	$37,922,143	$123,288,754	$237,567,931
Class A:
Net assets	$202,257,096	$136,660,360	$35,754,860	$89,541,893	$130,860,165
Shares outstanding	13,389,879	6,847,987	3,831,991	7,755,151	9,711,258
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$15.11	$19.96	$9.33	$11.55	$13.48
Maximum sales charge (5.75% of offering price)	0.92	1.22	0.57	0.70	0.82
Maximum offering price to public	$16.03	$21.18	$9.90	$12.25	$14.30
Class B:
Net assets	$37,694,749	$21,253,346	$648,239	$10,636,091	$33,792,371
Shares outstanding	2,693,365	1,173,194	71,570	1,035,265	2,650,871
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$14.00	$18.12	$9.06	$10.27	$12.75
Class C:
Net assets	$90,939,665	$30,168,386	$1,519,044	$21,727,116	$72,915,395
Shares outstanding	6,488,027	1,666,155	167,508	2,123,033	5,722,692
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$14.02	$18.11	$9.07	$10.23	$12.74
Class I:
Net assets	$—	$—	$—	$1,383,654	$—
Shares outstanding	—	—	—	117,250	—
Net asset value, offering and redemption price per share	$—	$—	$—	$11.80	$—
Class Z:
Net assets	$67,187,055	$—	$—	$—	$—
Shares outstanding	4,220,252	—	—	—	—
Net asset value, offering and redemption price per share	$15.92	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2009 — (continued)

	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$144,190,392	$126,127,670	$71,191,404	$125,126,574	$69,201,020
Long-term investment securities, at market value (affiliated)*	—	—	—	—	—
Short-term investment securities, at market value (unaffiliated)*	—	—	—	—	3,929,000
Repurchase agreements (cost approximates market value)	17,974,000	—	2,157,000	4,053,000	4,847,000
Total investments	162,164,392	126,127,670	73,348,404	129,179,574	77,977,020
Cash	418	27,804	21	695	3,122
Foreign cash*	1,301,679	—	—	—	78,077
Receivable for— Fund shares sold	3,000	7,090	14,715	587,270	17,740
Dividends and interest	22,116	338,338	16,917	240,306	64,987
Investments sold	25,076,780	—	805,265	—	1,132,558
Prepaid expenses and other assets	17,072	51,333	9,949	2,117	5,164
Due from investment adviser for expense reimbursements/fee waivers	92	—	—	13,704	6,551
Total assets	188,585,549	126,552,235	74,195,271	130,023,666	79,285,219
LIABILITIES:
Payable for— Fund shares redeemed	210,055	173,499	885,221	230,300	123,244
Investments purchased	15,546,552	—	615,016	—	2,490,837
Investment advisory and management fees	96,802	111,258	65,256	39,402	68,327
Distribution and service maintenance fees	67,672	69,769	32,302	73,440	29,027
Transfer agent fees and expenses	46,388	49,338	27,790	33,313	18,375
Directors' fees and expenses	4,702	5,283	1,633	2,733	660
Other accrued expenses	174,602	80,738	70,434	63,510	83,941
Dividends payable	—	—	—	—	—
Due to investment adviser for expense recoupment	—	14,742	8,944	—	—
Total liabilities	16,146,773	504,627	1,706,596	442,698	2,814,411
Net Assets	$172,438,776	$126,047,608	$72,488,675	$129,580,968	$76,470,808
*Cost
Long-term investment securities (unaffiliated)	$143,216,139	$126,771,545	$62,084,901	$107,558,899	$73,156,900
Long-term investment securities (affiliated)	$—	$—	$—	$—	$—
Short-term investment securities (unaffiliated)	$—	$—	$—	$—	$3,929,000
Foreign cash	$1,295,367	$—	$—	$—	$77,292

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES — October 31, 2009 — (continued)

	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
NET ASSETS REPRESENTED BY:
Common stock, $0.0001 par value (3 billion shares authorized)	$1,459	$1,100	$1,330	$1,418	$877
Paid-in capital	253,286,901	283,371,516	104,520,961	162,954,726	125,698,615
	253,288,360	283,372,616	104,522,291	162,956,144	125,699,492
Accumulated undistributed net investment income (loss)	2,358,582	(4,572)	(1,360)	321,158	(76,004)
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, foreign exchange transactions and capital gain distributions received from underlying funds	(84,188,654)	(156,676,561)	(41,138,759)	(51,264,009)	(45,197,838)
Unrealized appreciation (depreciation) on investments	974,253	(643,875)	9,106,503	17,567,675	(3,955,880)
Unrealized foreign exchange gain (loss) on other assets and liabilities	6,235	—	—	—	1,038
Net Assets	$172,438,776	$126,047,608	$72,488,675	$129,580,968	$76,470,808
Class A:
Net assets	$130,878,799	$73,032,706	$56,314,994	$69,740,090	$67,722,362
Shares outstanding	10,762,479	6,140,103	10,200,014	7,620,388	7,754,458
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.16	$11.89	$5.52	$9.15	$8.73
Maximum sales charge (5.75% of offering price)	0.74	0.73	0.34	0.56	0.53
Maximum offering price to public	$12.90	$12.62	$5.86	$9.71	$9.26
Class B:
Net assets	$11,477,090	$16,807,507	$5,267,078	$15,657,441	$—
Shares outstanding	1,062,393	1,540,938	1,011,235	1,717,862	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.80	$10.91	$5.21	$9.11	$—
Class C:
Net assets	$30,082,887	$36,207,395	$10,906,603	$44,183,437	$8,748,446
Shares outstanding	2,769,002	3,320,417	2,093,068	4,845,875	1,016,266
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.86	$10.90	$5.21	$9.12	$8.61
Class I:
Net assets	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—
Class Z:
Net assets	$—	$—	$—	$—	$—
Shares outstanding	—	—	—	—	—
Net asset value, offering and redemption price per share	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2009

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$—	$—	$—	$—
Dividends (affiliated)	2,415,464	10,132,273	4,332,306	587,072	684,564
Interest (unaffiliated)	—	—	—	—	—
Total investment income*	2,415,464	10,132,273	4,332,306	587,072	684,564
Expenses:
Investment advisory and management fees	213,918	420,783	217,357	34,360	21,355
Distribution and service maintenance fees
Class A	—	—	—	—	—
Class B	286,639	567,865	311,003	45,301	28,814
Class C	599,954	1,227,043	589,359	93,244	53,773
Service fees Class I	—	—	—	—	—
Transfer agent fees and expenses
Class A	44,625	58,237	31,403	6,068	4,268
Class B	23,019	30,750	17,414	3,680	2,391
Class C	31,453	49,974	19,841	4,447	3,241
Class I	920	—	848	—	—
Class Z	—	—	—	—	—
Registration fees
Class A	14,970	17,818	15,214	12,542	13,229
Class B	11,754	14,206	12,375	11,380	11,287
Class C	15,136	17,599	15,187	12,994	12,472
Class I	10,359	—	10,221	—	—
Class Z	—	—	—	—	—
Custodian and accounting fees	18,020	18,032	17,957	17,971	18,047
Reports to shareholders	138,067	196,782	84,640	11,851	7,591
Audit and tax fees	28,807	29,464	29,430	29,410	29,389
Legal fees	20,888	28,132	17,601	6,786	5,548
Directors' fees and expenses	27,514	52,700	27,017	4,663	2,415
Interest expense	—	—	—	—	—
Other expenses	14,896	17,175	10,864	14,574	14,489
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	1,500,939	2,746,560	1,427,731	309,271	228,309
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 4)	(79,577)	—	(11,487)	(84,825)	(92,334)
Custody credits earned on cash balances	—	—	—	—	—
Fees paid indirectly (Note 8)	—	—	—	—	—
Net expenses	1,421,362	2,746,560	1,416,244	224,446	135,975
Net investment income (loss)	994,102	7,385,713	2,916,062	362,626	548,589
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	—	—	—	—	—
Net realized gain (loss) on investments (affiliated)	(75,218,184)	(91,522,512)	(31,283,021)	(1,047,440)	(1,145,233)
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	—	355,550	285,699	54,830	41,466
Net realized gain (loss) on futures contracts and options contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net realized gain (loss) on disposal of investments, in violation of investments restrictions (Note 4)	—	—	—	—	—
Net increase from payments by affiliates (Note 4)	—	—	—	—	—
Net realized gain (loss) on investments and foreign currencies	(75,218,184)	(91,166,962)	(30,997,322)	(992,610)	(1,103,767)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments (affiliated)	101,844,228	141,606,070	50,505,859	3,409,536	2,652,172
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	—	—	—	—
Net unrealized gain (loss) on investments and foreign currencies	101,844,228	141,606,070	50,505,859	3,409,536	2,652,172
Net realized and unrealized gain (loss) on investments and foreign currencies	26,626,044	50,439,108	19,508,537	2,416,926	1,548,405
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,620,146	$57,824,821	$22,424,599	$2,779,552	$2,096,994
*Net of foreign withholding taxes on interest and dividends of	$—	$—	$—	$—	$—

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2009 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio	Focused Value Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$4,898,728	$1,368,020	$475,644	$595,536	$3,592,723
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	3,066	2,483	276	146	497
Total investment income*	4,901,794	1,370,503	475,920	595,682	3,593,220
Expenses:
Investment advisory and management fees	2,867,529	1,759,712	428,177	1,243,237	2,246,467
Distribution and service maintenance fees
Class A	658,451	445,489	140,101	304,153	404,178
Class B	432,213	212,797	6,301	111,318	404,479
Class C	897,299	274,090	21,586	239,577	687,195
Service fees Class I	—	—	—	5,834	—
Transfer agent fees and expenses
Class A	519,363	357,169	93,199	224,271	305,007
Class B	136,922	68,405	3,717	37,320	120,765
Class C	252,955	76,778	8,273	65,819	183,438
Class I	—	—	—	5,540	—
Class Z	211	—	—	—	—
Registration fees
Class A	15,797	16,459	18,330	16,039	17,782
Class B	11,536	9,882	9,760	9,474	12,918
Class C	12,939	10,658	11,057	12,006	14,460
Class I	—	—	—	10,000	—
Class Z	2,764	—	—	—	—
Custodian and accounting fees	86,010	42,213	31,457	32,784	64,968
Reports to shareholders	194,024	102,309	5,439	46,374	164,077
Audit and tax fees	35,877	35,556	35,909	35,736	35,875
Legal fees	31,389	17,917	7,878	13,351	24,582
Directors' fees and expenses	49,315	23,960	6,379	16,944	31,289
Interest expense	—	5,505	600	983	1,791
Other expenses	30,030	25,236	18,214	19,665	27,377
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	6,234,624	3,484,135	846,377	2,450,425	4,746,648
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 4)	—	(140,947)	(91,782)	(86,306)	(226,808)
Custody credits earned on cash balances	(5)	(9)	(4)	(2)	(7)
Fees paid indirectly (Note 8)	(6,246)	—	(25,700)	(15,056)	(565)
Net expenses	6,228,373	3,343,179	728,891	2,349,061	4,519,268
Net investment income (loss)	(1,326,579)	(1,972,676)	(252,971)	(1,753,379)	(926,048)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	(97,639,674)	(32,517,912)	(20,369,110)	(21,830,707)	(97,651,139)
Net realized gain (loss) on investments (affiliated)	—	—	—	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on futures contracts and options contracts	—	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	14,224	(455)	—	80,769
Net realized gain (loss) on disposal of investments, in violation of investments restrictions (Note 4)	—	—	—	—	—
Net increase from payments by affiliates (Note 4)	—	—	—	—	—
Net realized gain (loss) on investments and foreign currencies	(97,639,674)	(32,503,688)	(20,369,565)	(21,830,707)	(97,570,370)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	143,112,336	71,588,345	24,111,917	33,716,789	128,457,574
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	21,279	8,136	—	—	1,467
Net unrealized gain (loss) on investments and foreign currencies	143,133,615	71,596,481	24,111,917	33,716,789	128,459,041
Net realized and unrealized gain (loss) on investments and foreign currencies	45,493,941	39,092,793	3,742,352	11,886,082	30,888,671
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,167,362	$37,120,117	$3,489,381	$10,132,703	$29,962,623
*Net of foreign withholding taxes on interest and dividends of	$4,464	$27,689	$4,402	$14,855	$159,036

See Notes to Financial Statements

STATEMENT OF OPERATIONS — For the year ended October 31, 2009 — (continued)

	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused Technology Portfolio	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
INVESTMENT INCOME:
Dividends (unaffiliated)	$2,870,078	$2,557,878	$309,806	$5,485,362	$809,710
Dividends (affiliated)	—	—	—	—	—
Interest (unaffiliated)	2,004	228	607	351	876
Total investment income*	2,872,082	2,558,106	310,413	5,485,713	810,586
Expenses:
Investment advisory and management fees	1,019,400	1,314,726	534,997	376,860	758,101
Distribution and service maintenance fees
Class A	361,703	253,037	134,508	195,595	231,502
Class B	119,021	193,512	52,683	144,033	—
Class C	252,722	398,250	98,005	373,867	96,668
Service fees Class I	—	—	—	—	—
Transfer agent fees and expenses
Class A	255,195	192,376	111,219	134,347	148,719
Class B	39,621	57,609	20,239	38,102	—
Class C	69,996	105,552	32,142	91,812	25,744
Class I	—	—	—	—	—
Class Z	—	—	—	—	—
Registration fees
Class A	18,185	15,880	14,755	16,837	17,063
Class B	10,397	10,291	7,752	13,252	—
Class C	11,932	12,760	11,790	13,372	11,045
Class I	—	—	—	—	—
Class Z	—	—	—	—	—
Custodian and accounting fees	48,579	40,599	31,010	35,983	89,745
Reports to shareholders	51,858	66,862	38,780	32,920	—
Audit and tax fees	35,880	35,897	35,909	33,696	36,999
Legal fees	12,762	18,262	6,704	10,951	3,045
Directors' fees and expenses	18,750	22,412	5,546	12,141	10,117
Interest expense	259	647	41	274	62
Other expenses	23,045	22,556	17,907	20,548	19,091
Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	2,349,305	2,761,228	1,153,987	1,544,590	1,447,901
Net (fees waived and expenses reimbursed)/recouped by investment adviser (Note 4)	12,943	(115,252)	(50,245)	(185,046)	(81,128)
Custody credits earned on cash balances	(136)	(2)	(1)	(3)	(4)
Fees paid indirectly (Note 8)	(54,233)	—	(9,659)	—	(9,420)
Net expenses	2,307,879	2,645,974	1,094,082	1,359,541	1,357,349
Net investment income (loss)	564,203	(87,868)	(783,669)	4,126,172	(546,763)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	(15,568,806)	(54,063,888)	(3,796,026)	(29,833,848)	(21,797,645)
Net realized gain (loss) on investments (affiliated)	—	—	—	—	—
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	—	—	—	—	—
Net realized gain (loss) on futures contracts and options contracts	512,446	—	—	—	—
Net realized foreign exchange gain (loss) on other assets and liabilities	(38,889)	—	—	—	(7,682)
Net realized gain (loss) on disposal of investments, in violation of investments restrictions (Note 4)	—	—	—	—	(1,996)
Net increase from payments by affiliates (Note 4)	—	—	—	—	1,996
Net realized gain (loss) on investments and foreign currencies	(15,095,249)	(54,063,888)	(3,796,026)	(29,833,848)	(21,805,327)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)	19,297,727	61,437,579	18,000,069	48,139,800	28,398,068
Change in unrealized appreciation (depreciation) on investments (affiliated)	—	—	—	—	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	6,075	—	—	—	271
Net unrealized gain (loss) on investments and foreign currencies	19,303,802	61,437,579	18,000,069	48,139,800	28,398,339
Net realized and unrealized gain (loss) on investments and foreign currencies	4,208,553	7,373,691	14,204,043	18,305,952	6,593,012
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,772,756	$7,285,823	$13,420,374	$22,432,124	$6,046,249
*Net of foreign withholding taxes on interest and dividends of	$5,536	$—	$1,737	$—	$11,328

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Focused Equity Strategy Portfolio		Focused Multi-Asset Strategy Portfolio		Focused Balanced Strategy Portfolio
	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$994,102	$(2,185,656)	$7,385,713	$4,544,312	$2,916,062	$6,299,700
Net realized gain (loss) on investments and foreign currencies	(75,218,184)	(84,285,850)	(91,166,962)	(1,058,565)	(30,997,322)	(43,912,537)
Net unrealized gain (loss) on investments and foreign currencies	101,844,228	(159,825,081)	141,606,070	(291,761,095)	50,505,859	(83,160,399)
Net increase (decrease) in net assets resulting from operations	27,620,146	(246,296,587)	57,824,821	(288,275,348)	22,424,599	(120,773,236)
Distributions to shareholders from:
Net investment income (Class A)	(808,205)	(5,468,660)	(4,495,089)	(10,094,985)	(1,465,657)	(5,394,469)
Net investment income (Class B)	—	(2,809,566)	(1,977,916)	(4,813,074)	(689,503)	(3,114,446)
Net investment income (Class C)	—	(6,910,972)	(4,238,892)	(11,609,853)	(1,295,154)	(5,817,323)
Net investment income (Class I)	(11,439)	(69,759)	—	—	(28,409)	(111,283)
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	(34,250,451)	—	(46,895,289)	—	(18,720,875)
Net realized gain on securities (Class B)	—	(22,218,051)	—	(27,491,780)	—	(12,988,678)
Net realized gain on securities (Class C)	—	(54,651,964)	—	(66,314,277)	—	(24,168,585)
Net realized gain on securities (Class I)	—	(423,808)	—	—	—	(375,802)
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	(819,644)	(126,803,231)	(10,711,897)	(167,219,258)	(3,478,723)	(70,691,461)
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(59,999,444)	(5,665,944)	(67,346,216)	12,586,283	(43,139,537)	(9,712,886)
Total increase (decrease) in net assets	(33,198,942)	(378,765,762)	(20,233,292)	(442,908,323)	(24,193,661)	(201,177,583)
NET ASSETS:
Beginning of period	254,340,725	633,106,487	463,558,487	906,466,810	244,771,117	445,948,700
End of period†	$221,141,783	$254,340,725	$443,325,195	$463,558,487	$220,577,456	$244,771,117
†Includes accumulated undistributed net investment income (loss)	$956,385	$781,927	$1,258,013	$4,228,647	$24,811	$301,773

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Fixed Income and Equity Strategy Portfolio		Focused Fixed Income Strategy Portfolio		Focused Large-Cap Growth Portfolio
	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$362,626	$1,462,321	$548,589	$847,193	$(1,326,579)	$(4,890,318)
Net realized gain (loss) on investments and foreign currencies	(992,610)	(5,785,980)	(1,103,767)	(1,598,463)	(97,639,674)	23,660,848
Net unrealized gain (loss) on investments and foreign currencies	3,409,536	(7,500,667)	2,652,172	(2,124,075)	143,133,615	(317,800,624)
Net increase (decrease) in net assets resulting from operations	2,779,552	(11,824,326)	2,096,994	(2,875,345)	44,167,362	(299,030,094)
Distributions to shareholders from:
Net investment income (Class A)	(218,221)	(712,177)	(253,830)	(364,404)	—	—
Net investment income (Class B)	(70,408)	(333,876)	(102,638)	(174,503)	—	—
Net investment income (Class C)	(145,238)	(607,647)	(192,121)	(308,288)	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	(1,538,873)	—	(342,350)	—	—
Net realized gain on securities (Class B)	—	(889,801)	—	(200,420)	—	—
Net realized gain on securities (Class C)	—	(1,582,405)	—	(349,918)	—	—
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	(433,867)	(5,664,779)	(548,589)	(1,739,883)	—	—
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(7,775,075)	(3,279,390)	(1,860,968)	2,586,723	(90,651,450)	(101,351,956)
Total increase (decrease) in net assets	(5,429,390)	(20,768,495)	(312,563)	(2,028,505)	(46,484,088)	(400,382,050)
NET ASSETS:
Beginning of period	37,603,447	58,371,942	20,760,229	22,788,734	444,562,653	844,944,703
End of period†	$32,174,057	$37,603,447	$20,447,666	$20,760,229	$398,078,565	$444,562,653
†Includes accumulated undistributed net investment income (loss)	$20,902	$37,313	$17,841	$(23,625)	$(1,064,419)	$(1,830,886)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Growth Portfolio		Focused Mid-Cap Growth Portfolio		Focused Small-Cap Growth Portfolio
	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,972,676)	$(5,688,979)	$(252,971)	$(1,085,220)	$(1,753,379)	$(3,699,764)
Net realized gain (loss) on investments and foreign currencies	(32,503,688)	(25,088,523)	(20,369,565)	(7,766,203)	(21,830,707)	(13,213,635)
Net unrealized gain (loss) on investments and foreign currencies	71,596,481	(221,528,654)	24,111,917	(31,908,715)	33,716,789	(94,025,215)
Net increase (decrease) in net assets resulting from operations	37,120,117	(252,306,156)	3,489,381	(40,760,138)	10,132,703	(110,938,614)
Distributions to shareholders from:
Net investment income (Class A)	—	—	—	—	—	—
Net investment income (Class B)	—	—	—	—	—	—
Net investment income (Class C)	—	—	—	—	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	(43,330)	—	—
Return of capital (Class B)	—	—	—	(697)	—	—
Return of capital (Class C)	—	—	—	(2,776)	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	(15,142,078)	—	(14,317,820)	—	(37,811,051)
Net realized gain on securities (Class B)	—	(2,036,670)	—	(230,272)	—	(5,210,847)
Net realized gain on securities (Class C)	—	(2,505,094)	—	(917,448)	—	(10,561,605)
Net realized gain on securities (Class I)	—	—	—	—	—	(1,990,792)
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	—	(19,683,842)	—	(15,512,343)	—	(55,574,295)
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(45,410,642)	(126,050,235)	(24,299,907)	11,521,239	(32,393,192)	(43,871,227)
Total increase (decrease) in net assets	(8,290,525)	(398,040,233)	(20,810,526)	(44,751,242)	(22,260,489)	(210,384,136)
NET ASSETS:
Beginning of period	196,372,617	594,412,850	58,732,669	103,483,911	145,549,243	355,933,379
End of period†	$188,082,092	$196,372,617	$37,922,143	$58,732,669	$123,288,754	$145,549,243
†Includes accumulated undistributed net investment income (loss)	$(8,068)	$(64,496)	$—	$(3,143)	$(2,391)	$(23,928)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Value Portfolio		Focused Small-Cap Value Portfolio		Focused Growth and Income Portfolio
	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(926,048)	$2,044,876	$564,203	$372,575	$(87,868)	$(966,446)
Net realized gain (loss) on investments and foreign currencies	(97,570,370)	(98,409,990)	(15,095,249)	(46,530,811)	(54,063,888)	(98,831,158)
Net unrealized gain (loss) on investments and foreign currencies	128,459,041	(239,154,350)	19,303,802	(44,136,670)	61,437,579	(121,679,457)
Net increase (decrease) in net assets resulting from operations	29,962,623	(335,519,464)	4,772,756	(90,294,906)	7,285,823	(221,477,061)
Distributions to shareholders from:
Net investment income (Class A)	(705,470)	(2,062,421)	(344,116)	—	—	—
Net investment income (Class B)	—	—	—	—	—	—
Net investment income (Class C)	—	—	—	—	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	(221,388)	—	—	—	—	—
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	(75,217,664)	—	(15,601,519)	—	(51,892,950)
Net realized gain on securities (Class B)	—	(26,933,265)	—	(3,321,422)	—	(8,087,567)
Net realized gain on securities (Class C)	—	(38,939,031)	—	(6,869,953)	—	(17,465,319)
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	(926,858)	(143,152,381)	(344,116)	(25,792,894)	—	(77,445,836)
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	(65,167,583)	(78,820,304)	(9,319,383)	10,481,875	(104,773,236)	(89,741,720)
Total increase (decrease) in net assets	(36,131,818)	(557,492,149)	(4,890,743)	(105,605,925)	(97,487,413)	(388,664,617)
NET ASSETS:
Beginning of period	273,699,749	831,191,898	177,329,519	282,935,444	223,535,021	612,199,638
End of period†	$237,567,931	$273,699,749	$172,438,776	$177,329,519	$126,047,608	$223,535,021
†Includes accumulated undistributed net investment income (loss)	$(156,738)	$632,450	$2,358,582	$308,521	$(4,572)	$(44,648)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS — (continued)

	Focused Technology Portfolio		Focused Dividend Strategy Portfolio		Focused StarALPHA Portfolio
	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008	For the year ended October 31, 2009	For the year ended October 31, 2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(783,669)	$(1,058,666)	$4,126,172	$5,140,580	$(546,763)	$(895,156)
Net realized gain (loss) on investments and foreign currencies	(3,796,026)	(9,356,962)	(29,833,848)	(21,009,388)	(21,805,327)	(22,605,729)
Net unrealized gain (loss) on investments and foreign currencies	18,000,069	(21,926,309)	48,139,800	(39,927,938)	28,398,339	(42,851,065)
Net increase (decrease) in net assets resulting from operations	13,420,374	(32,341,937)	22,432,124	(55,796,746)	6,046,249	(66,351,950)
Distributions to shareholders from:
Net investment income (Class A)	—	—	(2,229,637)	(2,003,046)	—	—
Net investment income (Class B)	—	—	(484,780)	(1,050,848)	—	—
Net investment income (Class C)	—	—	(1,255,477)	(2,427,713)	—	—
Net investment income (Class I)	—	—	—	—	—	—
Net investment income (Class Z)	—	—	—	—	—	—
Return of capital (Class A)	—	—	—	—	—	(65,544)
Return of capital (Class B)	—	—	—	—	—	—
Return of capital (Class C)	—	—	—	—	—	—
Return of capital (Class I)	—	—	—	—	—	—
Return of capital (Class Z)	—	—	—	—	—	—
Net realized gain on securities (Class A)	—	—	—	(10,583,126)	—	—
Net realized gain on securities (Class B)	—	—	—	(6,844,548)	—	—
Net realized gain on securities (Class C)	—	—	—	(15,309,451)	—	—
Net realized gain on securities (Class I)	—	—	—	—	—	—
Net realized gain on securities (Class Z)	—	—	—	—	—	—
Total distributions to shareholders	—	—	(3,969,894)	(38,218,732)	—	(65,544)
Net increase (decrease) in net assets resulting from capital share transactions (Note 9)	21,725,539	(12,948,260)	(5,107,790)	19,083,081	(16,652,478)	3,151,672
Total increase (decrease) in net assets	35,145,913	(45,290,197)	13,354,440	(74,932,397)	(10,606,229)	(63,265,822)
NET ASSETS:
Beginning of period	37,342,762	82,632,959	116,226,528	191,158,925	87,077,037	150,342,859
End of period†	$72,488,675	$37,342,762	$129,580,968	$116,226,528	$76,470,808	$87,077,037
†Includes accumulated undistributed net investment income (loss)	$(1,360)	$(11,773)	$321,158	$164,880	$(76,004)	$9,753

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED EQUITY STRATEGY PORTFOLIO
	Class A
10/31/05	$16.67	$(0.02)	$2.22	$2.20	$(0.21)	$—	$(0.06)	$(0.27)	$18.60	13.28%	$184,509	0.20	%(4)	(0.09	)%(4)	13%
10/31/06	18.60	0.02	2.03	2.05	(0.32)	—	(0.78)	(1.10)	19.55	11.41	199,098	0.17	(4)	0.09	(4)	28
10/31/07	19.55	0.02	3.45	3.47	(0.56)	—	(1.14)	(1.70)	21.32	18.95	196,206	0.17		0.09		87
10/31/08	21.32	(0.03)	(7.85)	(7.88)	(0.61)	—	(3.79)	(4.40)	9.04	(45.66)	86,347	0.20		(0.18)		27
10/31/09	9.04	0.08	1.40	1.48	(0.09)	—	—	(0.09)	10.43	16.61	81,837	0.25	(4)	0.84	(4)	40
	Class B
10/31/05	$16.46	$(0.15)	$2.21	$2.06	$(0.10)	$—	$(0.06)	$(0.16)	$18.36	12.58%	$113,602	0.87	%(4)	(0.81	)%(4)	13%
10/31/06	18.36	(0.11)	2.01	1.90	(0.21)	—	(0.78)	(0.99)	19.27	10.63	127,528	0.83	(4)	(0.58	)(4)	28
10/31/07	19.27	(0.12)	3.42	3.30	(0.44)	—	(1.14)	(1.58)	20.99	18.20	124,754	0.83		(0.61)		87
10/31/08	20.99	(0.11)	(7.73)	(7.84)	(0.48)	—	(3.79)	(4.27)	8.88	(45.97)	52,822	0.85		(0.76)		27
10/31/09	8.88	0.02	1.39	1.41	—	—	—	—	10.29	15.88	45,023	0.90	(4)	0.24	(4)	40
	Class C
10/31/05	$16.46	$(0.13)	$2.19	$2.06	$(0.10)	$—	$(0.06)	$(0.16)	$18.36	12.58%	$298,568	0.84	%(4)	(0.75	)%(4)	13%
10/31/06	18.36	(0.10)	2.01	1.91	(0.21)	—	(0.78)	(0.99)	19.28	10.68	320,130	0.81	(4)	(0.52	)(4)	28
10/31/07	19.28	(0.11)	3.41	3.30	(0.44)	—	(1.14)	(1.58)	21.00	18.19	309,753	0.81		(0.55)		87
10/31/08	21.00	(0.08)	(7.76)	(7.84)	(0.48)	—	(3.79)	(4.27)	8.89	(45.95)	114,050	0.83		(0.55)		27
10/31/09	8.89	0.02	1.39	1.41	—	—	—	—	10.30	15.86	93,604	0.90	(4)	0.25	(4)	40
	Class I
10/31/05	$16.67	$(0.01)	$2.22	$2.21	$(0.23)	$—	$(0.06)	$(0.29)	$18.59	13.33%	$6,035	0.15	%(4)	(0.08	)%(4)	13%
10/31/06	18.59	0.15	1.91	2.06	(0.33)	—	(0.78)	(1.11)	19.54	11.45	3,434	0.15	(4)	0.79	(4)	28
10/31/07	19.54	0.15	3.33	3.48	(0.58)	—	(1.14)	(1.72)	21.30	19.02	2,394	0.15	(4)	0.74	(4)	87
10/31/08	21.30	(0.05)	(7.81)	(7.86)	(0.62)	—	(3.79)	(4.41)	9.03	(45.59)	1,122	0.15	(4)	(0.32	)(4)	27
10/31/09	9.03	0.09	1.40	1.49	(0.10)	—	—	(0.10)	10.42	16.75	677	0.15	(4)	1.06	(4)	40

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Equity Strategy A	(0.01)%	(0.00)%	—%	—%	0.04%
Focused Equity Strategy B	(0.01)	(0.00)	—	—	0.05
Focused Equity Strategy C	(0.01)	(0.00)	—	—	0.02
Focused Equity Strategy I	0.10	0.27	0.15	0.52	1.41

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED MULTI-ASSET STRATEGY PORTFOLIO
	Class A
10/31/05	$15.99	$0.08	$1.71	$1.79	$(0.22)	$—	$(0.01)	$(0.23)	$17.55	11.20%	$225,664	0.20	%(4)	0.51	%(4)	1%
10/31/06	17.55	0.16	2.08	2.24	(0.32)	—	(0.16)	(0.48)	19.31	12.99	274,699	0.17	(4)	0.87	(4)	16
10/31/07	19.31	0.16	2.81	2.97	(0.44)	—	(1.02)	(1.46)	20.82	16.31	304,984	0.17		0.85		37
10/31/08	20.82	0.16	(6.28)	(6.12)	(0.70)	—	(3.25)	(3.95)	10.75	(35.56)	156,584	0.18		1.06		10
10/31/09	10.75	0.23	1.43	1.66	(0.32)	—	—	(0.32)	12.09	16.06	156,759	0.23		2.15		30
	Class B
10/31/05	$15.86	$(0.03)	$1.68	$1.65	$(0.12)	$—	$(0.01)	$(0.13)	$17.38	10.37%	$135,585	0.86	%(4)	(0.17	)%(4)	1%
10/31/06	17.38	0.04	2.07	2.11	(0.21)	—	(0.16)	(0.37)	19.12	12.32	163,010	0.82	(4)	0.20	(4)	16
10/31/07	19.12	0.04	2.78	2.82	(0.32)	—	(1.02)	(1.34)	20.60	15.56	175,763	0.82		0.22		37
10/31/08	20.60	0.05	(6.20)	(6.15)	(0.57)	—	(3.25)	(3.82)	10.63	(35.95)	95,631	0.83		0.36		10
10/31/09	10.63	0.16	1.42	1.58	(0.23)	—	—	(0.23)	11.98	15.26	92,164	0.88		1.52		30
	Class C
10/31/05	$15.86	$(0.02)	$1.68	$1.66	$(0.12)	$—	$(0.01)	$(0.13)	$17.39	10.44%	$359,119	0.84	%(4)	(0.11	)%(4)	1%
10/31/06	17.39	0.04	2.06	2.10	(0.21)	—	(0.16)	(0.37)	19.12	12.25	414,635	0.81		0.23		16
10/31/07	19.12	0.05	2.78	2.83	(0.32)	—	(1.02)	(1.34)	20.61	15.62	425,720	0.80		0.27		37
10/31/08	20.61	0.07	(6.23)	(6.16)	(0.57)	—	(3.25)	(3.82)	10.63	(35.98)	211,343	0.82		0.44		10
10/31/09	10.63	0.17	1.42	1.59	(0.22)	—	—	(0.22)	12.00	15.39	194,402	0.87		1.56		30

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06
Focused Multi-Asset Strategy A	(0.01)%	(0.00)%
Focused Multi-Asset Strategy B	(0.02)	(0.00)
Focused Multi-Asset Strategy C	(0.02)	—

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED BALANCED STRATEGY PORTFOLIO
	Class A
10/31/05	$15.41	$0.18	$1.23	$1.41	$(0.30)	$—	$(0.17)	$(0.47)	$16.35	9.23%	$144,668	0.19	%(4)	1.10	%(4)	14%
10/31/06	16.35	0.25	1.22	1.47	(0.43)	—	(0.66)	(1.09)	16.73	9.31	143,157	0.17		1.55		30
10/31/07	16.73	0.27	1.97	2.24	(0.58)	—	(0.65)	(1.23)	17.74	14.09	147,508	0.17		1.61		60
10/31/08	17.74	0.29	(4.90)	(4.61)	(0.63)	—	(2.26)	(2.89)	10.24	(30.44)	84,727	0.19		2.09		20
10/31/09	10.24	0.17	1.10	1.27	(0.19)	—	—	(0.19)	11.32	12.66	83,178	0.25		1.71		46
	Class B
10/31/05	$15.39	$0.07	$1.23	$1.30	$(0.20)	$—	$(0.17)	$(0.37)	$16.32	8.47%	$114,867	0.85	%(4)	0.44	%(4)	14%
10/31/06	16.32	0.15	1.21	1.36	(0.32)	—	(0.66)	(0.98)	16.70	8.61	110,559	0.83		0.92		30
10/31/07	16.70	0.17	1.96	2.13	(0.47)	—	(0.65)	(1.12)	17.71	13.37	103,744	0.83		1.01		60
10/31/08	17.71	0.21	(4.90)	(4.69)	(0.54)	—	(2.26)	(2.80)	10.22	(30.91)	54,611	0.84		1.51		20
10/31/09	10.22	0.12	1.07	1.19	(0.13)	—	—	(0.13)	11.28	11.89	46,610	0.90		1.12		46
	Class C
10/31/05	$15.41	$0.08	$1.23	$1.31	$(0.20)	$—	$(0.17)	$(0.37)	$16.35	8.52%	$212,036	0.83	%(4)	0.48	%(4)	14%
10/31/06	16.35	0.15	1.21	1.36	(0.32)	—	(0.66)	(0.98)	16.73	8.60	205,830	0.81		0.93		30
10/31/07	16.73	0.18	1.95	2.13	(0.47)	—	(0.65)	(1.12)	17.74	13.35	191,695	0.81		1.05		60
10/31/08	17.74	0.21	(4.90)	(4.69)	(0.54)	—	(2.26)	(2.80)	10.25	(30.85)	103,814	0.82		1.51		20
10/31/09	10.25	0.12	1.07	1.19	(0.13)	—	—	(0.13)	11.31	11.87	89,888	0.87		1.13		46
	Class I
10/31/05	$15.41	$0.17	$1.24	$1.41	$(0.31)	$—	$(0.17)	$(0.48)	$16.34	9.22%	$14,889	0.15	%(4)	1.08	%(4)	14%
10/31/06	16.34	0.44	1.03	1.47	(0.43)	—	(0.66)	(1.09)	16.72	9.34	5,772	0.15	(4)	2.53	(4)	30
10/31/07	16.72	0.41	1.84	2.25	(0.59)	—	(0.65)	(1.24)	17.73	14.16	3,002	0.15	(4)	2.41	(4)	60
10/31/08	17.73	0.28	(4.87)	(4.59)	(0.64)	—	(2.26)	(2.90)	10.24	(30.36)	1,619	0.15	(4)	2.08	(4)	20
10/31/09	10.24	0.22	1.05	1.27	(0.20)	—	—	(0.20)	11.31	12.66	901	0.15	(4)	2.11	(4)	46

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Balanced Strategy A	0.00%	—%	—%	—%	—%
Focused Balanced Strategy B	(0.01)	—	—	—	—
Focused Balanced Strategy C	(0.01)	—	—	—	—
Focused Balanced Strategy I	0.03	0.16	0.18	0.34	0.94

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED FIXED INCOME AND EQUITY STRATEGY PORTFOLIO
	Class A
10/31/05	$13.96	$0.35	$0.46	$0.81	$(0.37)	$—	$(0.31)	$(0.68)	$14.09	5.87%	$28,583	0.25%	2.44%	11%
10/31/06	14.09	0.43	0.59	1.02	(0.50)	—	(0.45)	(0.95)	14.16	7.58	23,337	0.25	3.09	49
10/31/07	14.16	0.42	0.84	1.26	(0.54)	—	(0.37)	(0.91)	14.51	9.28	22,365	0.25	3.00	51
10/31/08	14.51	0.39	(3.20)	(2.81)	(0.45)	—	(1.04)	(1.49)	10.21	(21.29)	13,311	0.25	3.12	46
10/31/09	10.21	0.15	0.77	0.92	(0.17)	—	—	(0.17)	10.96	9.11	12,308	0.25	1.45	27
	Class B
10/31/05	$13.95	$0.25	$0.47	$0.72	$(0.28)	$—	$(0.31)	$(0.59)	$14.08	5.18%	$16,198	0.90%	1.79%	11%
10/31/06	14.08	0.33	0.59	0.92	(0.41)	—	(0.45)	(0.86)	14.14	6.81	14,267	0.90	2.33	49
10/31/07	14.14	0.34	0.82	1.16	(0.44)	—	(0.37)	(0.81)	14.49	8.55	12,774	0.90	2.40	51
10/31/08	14.49	0.31	(3.20)	(2.89)	(0.37)	—	(1.04)	(1.41)	10.19	(21.85)	7,949	0.90	2.47	46
10/31/09	10.19	0.09	0.77	0.86	(0.10)	—	—	(0.10)	10.95	8.52	6,435	0.90	0.81	27
	Class C
10/31/05	$13.95	$0.25	$0.47	$0.72	$(0.28)	$—	$(0.31)	$(0.59)	$14.08	5.18%	$29,116	0.90%	1.80%	11%
10/31/06	14.08	0.32	0.60	0.92	(0.41)	—	(0.45)	(0.86)	14.14	6.81	27,150	0.90	2.32	49
10/31/07	14.14	0.33	0.83	1.16	(0.44)	—	(0.37)	(0.81)	14.49	8.55	23,233	0.90	2.32	51
10/31/08	14.49	0.31	(3.20)	(2.89)	(0.37)	—	(1.04)	(1.41)	10.19	(21.85)	16,343	0.90	2.46	46
10/31/09	10.19	0.09	0.77	0.86	(0.10)	—	—	(0.10)	10.95	8.52	13,430	0.90	0.81	27

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Fixed Income and Equity Strategy A	(0.03)%	0.03%	0.04%	0.13%	0.24%
Focused Fixed Income and Equity Strategy B	(0.00)	0.06	0.07	0.17	0.31
Focused Fixed Income and Equity Strategy C	(0.01)	0.02	0.04	0.12	0.22

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED FIXED INCOME STRATEGY PORTFOLIO
	Class A
10/31/05	$13.02	$0.43	$(0.07)	$0.36	$(0.43)	$—	$(0.24)	$(0.67)	$12.71	2.78%		$10,109	0.25%	3.35%	22%
10/31/06	12.71	0.53	0.39	0.92	(0.54)	—	(0.11)	(0.65)	12.98	7.52		7,650	0.25	4.14	63
10/31/07	12.98	0.53	0.27	0.80	(0.52)	—	(0.00)	(0.52)	13.26	6.38		8,520	0.25	4.05	61
10/31/08	13.26	0.50	(1.89)	(1.39)	(0.51)	—	(0.53)	(1.04)	10.83	(11.31	)(5)	8,224	0.25	4.09	147
10/31/09	10.83	0.33	0.80	1.13	(0.33)	—	—	(0.33)	11.63	10.58		8,669	0.25	2.93	52
	Class B
10/31/05	$13.01	$0.35	$(0.08)	$0.27	$(0.34)	$—	$(0.24)	$(0.58)	$12.70	2.12%		$7,436	0.90%	2.69%	22%
10/31/06	12.70	0.44	0.40	0.84	(0.46)	—	(0.11)	(0.57)	12.97	6.82		5,903	0.90	3.48	63
10/31/07	12.97	0.45	0.27	0.72	(0.44)	—	(0.00)	(0.44)	13.25	5.69		5,399	0.90	3.41	61
10/31/08	13.25	0.43	(1.90)	(1.47)	(0.43)	—	(0.53)	(0.96)	10.82	(11.90	)(5)	4,413	0.90	3.45	147
10/31/09	10.82	0.26	0.80	1.06	(0.26)	—	—	(0.26)	11.62	9.89		4,306	0.90	2.32	52
	Class C
10/31/05	$13.00	$0.35	$(0.07)	$0.28	$(0.34)	$—	$(0.24)	$(0.58)	$12.70	2.20%		$14,010	0.90%	2.68%	22%
10/31/06	12.70	0.46	0.37	0.83	(0.46)	—	(0.11)	(0.57)	12.96	6.74		9,806	0.90	3.50	63
10/31/07	12.96	0.44	0.29	0.73	(0.44)	—	(0.00)	(0.44)	13.25	5.78		8,870	0.90	3.41	61
10/31/08	13.25	0.43	(1.91)	(1.48)	(0.43)	—	(0.53)	(0.96)	10.81	(11.98	)(5)	8,123	0.90	3.46	147
10/31/09	10.81	0.26	0.81	1.07	(0.26)	—	—	(0.26)	11.62	9.99		7,473	0.90	2.33	52

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Does not include underlying fund expenses that the Portfolios bear indirectly.

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Fixed Income Strategy A	0.13%	0.27%	0.30%	0.38%	0.41%
Focused Fixed Income Strategy B	0.18	0.35	0.39	0.47	0.52
Focused Fixed Income Strategy C	0.09	0.26	0.28	0.42	0.40

(5)  The Portfolio's performance figures for Class A, Class B and Class C were increased by 0.58%, 0.57% and 0.49% respectively from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED LARGE-CAP GROWTH PORTFOLIO
	Class A
10/31/05	$15.84	$0.01	$1.96	$1.97	$—	$—	$—	$—	$17.81	12.44%	$724,610	1.52	%(4)	(0.01	)%(4)	125%
10/31/06	17.81	(0.13)	0.20	0.07	—	—	—	—	17.88	0.39	698,801	1.52	(4)	(0.74	)(4)	172
10/31/07	17.88	(0.13)	4.22	4.09	—	—	—	—	21.97	22.87	395,800	1.54	(3)(4)	(0.68	)(3)(4)	146
10/31/08	21.97	(0.10)	(8.63)	(8.73)	—	—	—	—	13.24	(39.74)	216,740	1.55	(3)	(0.54	)(3)	162
10/31/09	13.24	(0.03)	1.90	1.87	—	—	—	—	15.11	14.12	202,257	1.50	(4)	(0.22	)(4)	56
	Class B
10/31/05	$15.19	$(0.09)	$1.85	$1.76	$—	$—	$—	$—	$16.95	11.59%	$342,067	2.20	%(4)	(0.62	)%(4)	125%
10/31/06	16.95	(0.24)	0.20	(0.04)	—	—	—	—	16.91	(0.24)	218,894	2.20	(4)	(1.42	)(4)	172
10/31/07	16.91	(0.26)	3.98	3.72	—	—	—	—	20.63	22.00	125,350	2.23	(3)(4)	(1.39	)(3)(4)	146
10/31/08	20.63	(0.21)	(8.07)	(8.28)	—	—	—	—	12.35	(40.14)	56,863	2.19	(3)	(1.17	)(3)	162
10/31/09	12.35	(0.11)	1.76	1.65	—	—	—	—	14.00	13.36	37,695	2.21	(4)	(0.90	)(4)	56
	Class C
10/31/05	$15.19	$(0.09)	$1.86	$1.77	$—	$—	$—	$—	$16.96	11.65%	$398,270	2.18	%(4)	(0.60	)%(4)	125%
10/31/06	16.96	(0.24)	0.20	(0.04)	—	—	—	—	16.92	(0.24)	289,503	2.18	(4)	(1.40	)(4)	172
10/31/07	16.92	(0.25)	3.98	3.73	—	—	—	—	20.65	22.05	232,637	2.20	(3)(4)	(1.36	)(3)(4)	146
10/31/08	20.65	(0.21)	(8.08)	(8.29)	—	—	—	—	12.36	(40.15)	106,568	2.19	(3)	(1.17	)(3)	162
10/31/09	12.36	(0.11)	1.77	1.66	—	—	—	—	14.02	13.43	90,940	2.16	(4)	(0.87	)(4)	56
	Class Z
10/31/05	$16.22	$0.11	$2.00	$2.11	$—	$—	$—	$—	$18.33	13.01%	$80,415	0.93	%(4)	0.57	%(4)	125%
10/31/06	18.33	(0.02)	0.21	0.19	—	—	—	—	18.52	1.04	80,266	0.94	(4)	(0.16	)(4)	172
10/31/07	18.52	(0.02)	4.39	4.37	—	—	—	—	22.89	23.60	91,157	0.94	(3)(4)	(0.11	)(3)(4)	146
10/31/08	22.89	0.01	(9.04)	(9.03)	—	—	—	—	13.86	(39.45)	64,392	0.95	(3)	0.03	(3)	162
10/31/09	13.86	0.06	2.00	2.06	—	—	—	—	15.92	14.86	67,187	0.87	(4)	0.41	(4)	56

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements/fee waivers (based on average net assets):

	10/31/07	10/31/08
Focused Large-Cap Growth A	0.00%	0.01%
Focused Large-Cap Growth B	0.00	0.01
Focused Large-Cap Growth C	0.00	0.01
Focused Large-Cap Growth Z	0.00	0.01

(4)  Excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07	10/31/09
Focused Large-Cap Growth A	0.05%	0.04%	0.02%	0.00%
Focused Large-Cap Growth B	0.06	0.04	0.02	0.00
Focused Large-Cap Growth C	0.06	0.04	0.02	0.00
Focused Large-Cap Growth Z	0.05	0.04	0.02	0.00

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED GROWTH PORTFOLIO
	Class A
10/31/05	$17.98	$(0.24)	$4.28	$4.04	$—	$—	$—	$—	$22.02	22.47%	$264,942	1.72	%(3)(4)	(1.16	)%(3)(4)	138%
10/31/06	22.02	(0.21)	2.36	2.15	—	—	—	—	24.17	9.76	279,580	1.72	(3)(4)	(0.92	)(3)(4)	115
10/31/07	24.17	(0.30)	7.11	6.81	—	—	—	—	30.98	28.18	466,805	1.69	(3)(4)	(1.14	)(3)(4)	219
10/31/08	30.98	(0.28)	(13.84)	(14.12)	—	—	(1.01)	(1.01)	15.85	(47.04)	140,827	1.71	(4)	(1.13	)(4)	177
10/31/09	15.85	(0.16)	4.27	4.11	—	—	—	—	19.96	25.93	136,660	1.72	(3)	(0.94	)(3)	42
	Class B
10/31/05	$16.91	$(0.35)	$4.02	$3.67	$—	$—	$—	$—	$20.58	21.70%	$85,580	2.37	%(3)(4)	(1.81	)%(3)(4)	138%
10/31/06	20.58	(0.34)	2.20	1.86	—	—	—	—	22.44	9.04	68,419	2.37	(3)(4)	(1.56	)(3)(4)	115
10/31/07	22.44	(0.44)	6.57	6.13	—	—	—	—	28.57	27.32	58,602	2.37	(3)(4)	(1.80	)(3)(4)	219
10/31/08	28.57	(0.41)	(12.67)	(13.08)	—	—	(1.01)	(1.01)	14.48	(47.38)	24,586	2.37	(3)(4)	(1.79	)(3)(4)	177
10/31/09	14.48	(0.24)	3.88	3.64	—	—	—	—	18.12	25.14	21,253	2.37	(3)	(1.59	)(3)	42
	Class C†
10/31/05	$16.91	$(0.35)	$4.01	$3.66	$—	$—	$—	$—	$20.57	21.64%	$57,291	2.37	%(3)(4)	(1.81	)%(3)(4)	138%
10/31/06	20.57	(0.34)	2.20	1.86	—	—	—	—	22.43	9.04	58,332	2.37	(3)(4)	(1.56	)(3)(4)	115
10/31/07	22.43	(0.44)	6.58	6.14	—	—	—	—	28.57	27.37	69,006	2.37	(3)(4)	(1.81	)(3)(4)	219
10/31/08	28.57	(0.41)	(12.67)	(13.08)	—	—	(1.01)	(1.01)	14.48	(47.38)	30,960	2.37	(3)(4)	(1.80	)(3)(4)	177
10/31/09	14.48	(0.24)	3.87	3.63	—	—	—	—	18.11	25.07	30,168	2.37	(3)	(1.59	)(3)	42

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Growth A	0.00%	(0.02)%	(0.01)%	—%	0.07%
Focused Growth B	0.03	0.01	0.03	0.03	0.14
Focused Growth C	0.01	0.00	(0.01)	0.01	0.09

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07	10/31/08
Focused Growth A	0.00%	0.01%	0.01%	0.02%
Focused Growth B	0.00	0.01	0.01	0.02
Focused Growth C	0.00	0.01	0.01	0.02

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED MID-CAP GROWTH PORTFOLIO
	Class A
08/03/05-10/31/05(5)	$12.50	$(0.03)	$(0.21)	$(0.24)	$—	$—	$—	$—	$12.26	(1.92)%	$35,945	1.72	(3)%	(1.06	)(3)%	19%
10/31/06	12.26	(0.06)	2.18	2.12	(0.02)	—	—	(0.02)	14.36	17.29	74,122	1.72	(6)	(0.48	)(6)	144
10/31/07	14.36	(0.13)	3.70	3.57	—	—	(0.54)	(0.54)	17.39	25.65	95,997	1.72	(6)	(0.92	)(6)	180
10/31/08	17.39	(0.16)	(6.52)	(6.68)	—	(0.01)	(2.54)	(2.55)	8.16	(44.50)	54,391	1.72	(6)	(1.28	)(6)	175
10/31/09	8.16	(0.04)	1.21	1.17	—	—	—	—	9.33	14.34	35,755	1.72	(6)	(0.61	)(6)	48
	Class B
08/03/05-10/31/05(5)	$12.50	$(0.05)	$(0.21)	$(0.26)	$—	$—	$—	$—	$12.24	(2.08)%	$56	2.37	(3)%	(1.81	)(3)%	19%
10/31/06	12.24	(0.17)	2.19	2.02	—	—	—	—	14.26	16.50	763	2.37	(6)	(1.29	)(6)	144
10/31/07	14.26	(0.23)	3.66	3.43	—	—	(0.54)	(0.54)	17.15	24.82	1,472	2.37	(6)	(1.59	)(6)	180
10/31/08	17.15	(0.24)	(6.39)	(6.63)	—	(0.01)	(2.54)	(2.55)	7.97	(44.89)	868	2.37	(6)	(1.94	)(6)	175
10/31/09	7.97	(0.09)	1.18	1.09	—	—	—	—	9.06	13.68	648	2.37	(6)	(1.27	)(6)	48
	Class C
08/03/05-10/31/05(5)	$12.50	$(0.04)	$(0.22)	$(0.26)	$—	$—	$—	$—	$12.24	(2.08)%	$105	2.37	(3)%	(1.91	)(3)%	19%
10/31/06	12.24	(0.17)	2.20	2.03	—	—	—	—	14.27	16.58	3,414	2.37	(6)	(1.30	)(6)	144
10/31/07	14.27	(0.23)	3.66	3.43	—	—	(0.54)	(0.54)	17.16	24.81	6,015	2.37	(6)	(1.58	)(6)	180
10/31/08	17.16	(0.24)	(6.38)	(6.62)	—	(0.01)	(2.54)	(2.55)	7.99	(44.79)	3,473	2.37	(6)	(1.94	)(6)	175
10/31/09	7.99	(0.09)	1.17	1.08	—	—	—	—	9.07	13.52	1,519	2.37	(6)	(1.24	)(6)	48

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Annualized

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05(3)	10/31/06	10/31/07	10/31/08	10/31/09
Focused Mid-Cap Growth A	0.64%	(0.02)%	0.06%	0.06%	0.16%
Focused Mid-Cap Growth B	131.64	2.82	0.79	0.91	2.01
Focused Mid-Cap Growth C	87.61	0.52	0.26	0.30	0.78

(5)  Commencement of operations

(6)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08	10/31/09
Focused Mid-Cap Growth A	0.01%	0.06%	0.03%	0.06%
Focused Mid-Cap Growth B	0.02	0.06	0.03	0.06
Focused Mid-Cap Growth C	0.02	0.06	0.03	0.07

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP GROWTH PORTFOLIO
	Class A
10/31/05	$15.68	$(0.27)	$2.55	$2.28	$—	$—	$—	$—	$17.96	14.54%	$222,190	1.72	%(3)	(1.52	)%(3)	82%
10/31/06	17.96	(0.27)	2.67	2.40	—	—	(1.63)	(1.63)	18.73	13.62	232,720	1.70	(3)	(1.42	)(3)	68
10/31/07	18.73	(0.18)	3.90	3.72	—	—	(2.50)	(2.50)	19.95	21.95	245,208	1.67		(1.03)		95
10/31/08	19.95	(0.18)	(6.35)	(6.53)	—	—	(3.05)	(3.05)	10.37	(38.04)	97,082	1.72	(3)	(1.22	)(3)	56
10/31/09	10.37	(0.13)	1.31	1.18	—	—	—	—	11.55	11.38	89,542	1.72	(3)	(1.24	)(3)	7
	Class B
10/31/05	$14.91	$(0.36)	$2.42	$2.06	$—	$—	$—	$—	$16.97	13.82%	$37,563	2.37	%(3)	(2.17	)%(3)	82%
10/31/06	16.97	(0.37)	2.52	2.15	—	—	(1.63)	(1.63)	17.49	12.88	36,587	2.37	(3)	(2.10	)(3)	68
10/31/07	17.49	(0.28)	3.60	3.32	—	—	(2.50)	(2.50)	18.31	21.13	32,424	2.37	(3)	(1.70	)(3)	95
10/31/08	18.31	(0.24)	(5.73)	(5.97)	—	—	(3.05)	(3.05)	9.29	(38.45)	13,557	2.37	(3)	(1.85	)(3)	56
10/31/09	9.29	(0.17)	1.15	0.98	—	—	—	—	10.27	10.55	10,636	2.37	(3)	(1.89	)(3)	7
	Class C
10/31/05	$14.87	$(0.36)	$2.41	$2.05	$—	$—	$—	$—	$16.92	13.79%	$75,343	2.37	%(3)	(2.17	)%(3)	82%
10/31/06	16.92	(0.37)	2.52	2.15	—	—	(1.63)	(1.63)	17.44	12.92	72,803	2.37	(3)	(2.10	)(3)	68
10/31/07	17.44	(0.28)	3.58	3.30	—	—	(2.50)	(2.50)	18.24	21.07	64,808	2.35	(3)	(1.68	)(3)	95
10/31/08	18.24	(0.24)	(5.70)	(5.94)	—	—	(3.05)	(3.05)	9.25	(38.43)	28,766	2.37	(3)	(1.85	)(3)	56
10/31/09	9.25	(0.17)	1.15	0.98	—	—	—	—	10.23	10.59	21,727	2.37	(3)	(1.89	)(3)	7
	Class I
10/31/05	$15.85	$(0.25)	$2.57	$2.32	$—	$—	$—	$—	$18.17	14.64%	$6,992	1.62	%(3)	(1.42	)%(3)	82%
10/31/06	18.17	(0.25)	2.72	2.47	—	—	(1.63)	(1.63)	19.01	13.86	6,974	1.62	(3)	(1.37	)(3)	68
10/31/07	19.01	(0.20)	3.98	3.78	—	—	(2.50)	(2.50)	20.29	21.96	13,493	1.62	(3)	(1.10	)(3)	95
10/31/08	20.29	(0.16)	(6.48)	(6.64)	—	—	(3.05)	(3.05)	10.60	(37.93)	6,144	1.62	(3)	(1.09	)(3)	56
10/31/09	10.60	(0.11)	1.31	1.20	—	—	—	—	11.80	11.32	1,384	1.62	(3)	(1.03	)(3)	7

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Small-Cap Growth A	(0.04)%	(0.02)%	—%	0.03%	0.04%
Focused Small-Cap Growth B	0.03	0.02	0.03	0.12	0.18
Focused Small-Cap Growth C	(0.02)	(0.02)	(0.00)	0.05	0.09
Focused Small-Cap Growth I	0.05	0.06	0.01	0.11	0.44

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Small-Cap Growth A	0.01%	0.00%	0.01%	0.02%	0.01%
Focused Small-Cap Growth B	0.01	0.00	0.01	0.02	0.01
Focused Small-Cap Growth C	0.01	0.00	0.01	0.02	0.01
Focused Small-Cap Growth I	0.01	0.00	0.01	0.02	0.01

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED VALUE PORTFOLIO
	Class A
10/31/05	$18.92	$0.07	$1.97	$2.04	$—	$—	$—	$—	$20.96	10.78%	$224,591	1.72	%(3)	0.33	%(3)	176%
10/31/06	20.96	0.11	4.40	4.51	—	—	(1.67)	(1.67)	23.80	22.82	264,368	1.70	(3)	0.52	(3)	39
10/31/07	23.80	0.14	4.77	4.91	(0.13)	—	(1.82)	(1.95)	26.76	21.99	450,472	1.66		0.57		86
10/31/08	26.76	0.12	(10.74)	(10.62)	(0.12)	—	(4.54)	(4.66)	11.48	(47.25)	132,397	1.69	(3)	0.62	(3)	128
10/31/09	11.48	(0.01)	2.09	2.08	(0.06)	(0.02)	—	(0.08)	13.48	18.46	130,860	1.70	(3)	(0.10	)(3)	61
	Class B
10/31/05	$18.43	$(0.07)	$1.93	$1.86	$—	$—	$—	$—	$20.29	10.09%	$172,116	2.37	%(3)	(0.33	)%(3)	176%
10/31/06	20.29	(0.03)	4.24	4.21	—	—	(1.67)	(1.67)	22.83	22.04	168,083	2.37	(3)	(0.14	)(3)	39
10/31/07	22.83	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.55	21.18	157,514	2.33		(0.07)		86
10/31/08	25.55	(0.01)	(10.16)	(10.17)	—	—	(4.54)	(4.54)	10.84	(47.59)	56,367	2.36	(3)	(0.05	)(3)	128
10/31/09	10.84	(0.08)	1.99	1.91	—	—	—	—	12.75	17.62	33,792	2.35	(3)	(0.74	)(3)	61
	Class C
10/31/05	$18.42	$(0.07)	$1.93	$1.86	$—	$—	$—	$—	$20.28	10.10%	$193,047	2.37	%(3)	(0.34	)%(3)	176%
10/31/06	20.28	(0.03)	4.23	4.20	—	—	(1.67)	(1.67)	22.81	22.00	194,997	2.36	(3)	(0.13	)(3)	39
10/31/07	22.81	(0.01)	4.56	4.55	(0.01)	—	(1.82)	(1.83)	25.53	21.20	223,206	2.32		(0.06)		86
10/31/08	25.53	(0.00)	(10.16)	(10.16)	—	—	(4.54)	(4.54)	10.83	(47.58)	84,936	2.35	(3)	(0.03	)(3)	128
10/31/09	10.83	(0.08)	1.99	1.91	—	—	—	—	12.74	17.64	72,915	2.35	(3)	(0.75	)(3)	61

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06	10/31/08	10/31/09
Focused Value A	(0.02)%	(0.02)%	(0.00)%	0.09%
Focused Value B	(0.02)	(0.03)	(0.00)	0.14
Focused Value C	(0.02)	(0.02)	(0.00)	0.10

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Value A	0.02%	0.00%	0.01%	0.02%	0.00%
Focused Value B	0.02	0.00	0.01	0.02	0.00
Focused Value C	0.02	0.00	0.01	0.02	0.00

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(4)		Ratio of net investment income (loss) to average net assets(4)		Port- folio Turn- over
FOCUSED SMALL-CAP VALUE PORTFOLIO
	Class A
10/31/05	$21.33	$(0.07)	$1.89	$1.82	$—	$—	$(2.28)	$(2.28)	$20.87	8.58%	$328,952	1.68	%(3)	(0.39	)%(3)	116%
10/31/06	20.87	0.02	2.65	2.67	—	—	(3.71)	(3.71)	19.83	14.48	232,913	1.68		0.06		197
10/31/07	19.83	(0.05)	1.45	1.40	—	—	(1.42)	(1.42)	19.81	7.38	175,137	1.69		(0.28)		170
10/31/08	19.81	0.06	(7.08)	(7.02)	—	—	(1.80)	(1.80)	10.99	(38.76)	131,033	1.71	(5)	0.39	(5)	240
10/31/09	10.99	0.06	1.14	1.20	(0.03)	—	—	(0.03)	12.16	11.00	130,879	1.48		0.57		293
	Class B
10/31/05	$20.31	$(0.21)	$1.80	$1.59	$—	$—	$(2.28)	$(2.28)	$19.62	7.81%	$65,856	2.37	%(3)	(1.08	)%(3)	116%
10/31/06	19.62	(0.11)	2.46	2.35	—	—	(3.71)	(3.71)	18.26	13.65	49,714	2.37	(3)	(0.66	)(3)	197
10/31/07	18.26	(0.17)	1.33	1.16	—	—	(1.42)	(1.42)	18.00	6.65	35,120	2.37	(3)	(0.97	)(3)	170
10/31/08	18.00	(0.04)	(6.34)	(6.38)	—	—	(1.80)	(1.80)	9.82	(39.14)	14,771	2.37	(3)(5)	(0.27	)(3)(5)	240
10/31/09	9.82	(0.03)	1.01	0.98	—	—	—	—	10.80	9.98	11,477	2.37	(3)	(0.32	)(3)	293
	Class C
10/31/05	$20.35	$(0.21)	$1.80	$1.59	$—	$—	$(2.28)	$(2.28)	$19.66	7.80%	$118,729	2.37	%(3)	(1.08	)%(3)	116%
10/31/06	19.66	(0.11)	2.47	2.36	—	—	(3.71)	(3.71)	18.31	13.68	97,913	2.36	(3)	(0.66	)(3)	197
10/31/07	18.31	(0.17)	1.34	1.17	—	—	(1.42)	(1.42)	18.06	6.68	72,679	2.36		(0.95)		170
10/31/08	18.06	(0.04)	(6.36)	(6.40)	—	—	(1.80)	(1.80)	9.86	(39.12)	31,526	2.37	(3)(5)	(0.27	)(3)(5)	240
10/31/09	9.86	(0.01)	1.01	1.00	—	—	—	—	10.86	10.14	30,083	2.19		(0.16)		293

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Small-Cap Value A	(0.02)%	—%	—%	—%	—%
Focused Small-Cap Value B	(0.02)	0.00	0.03	0.05	(0.11)
Focused Small-Cap Value C	(0.04)	(0.02)	—	0.00	—

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Small-Cap Value A	0.05%	0.04%	0.01%	0.02%	0.04%
Focused Small-Cap Value B	0.05	0.03	0.01	0.02	0.04
Focused Small-Cap Value C	0.05	0.03	0.01	0.02	0.04

(5)  The ratio reflects an expense cap which is net of custody credits of 0.01%.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Port- folio Turn- over
FOCUSED GROWTH AND INCOME PORTFOLIO
	Class A
10/31/05	$15.14	$0.06	$1.39	$1.45	$—	$—	$—	$—	$16.59	9.58%	$163,765	1.72	%(3)(4)	0.35	%(3)(4)	155%
10/31/06	16.59	0.04	2.89	2.93	(0.11)	—	—	(0.11)	19.41	17.69	185,913	1.72	(3)(4)	0.24	(3)(4)	141
10/31/07	19.41	(0.01)	3.05	3.04	—	—	(0.73)	(0.73)	21.72	16.01	417,035	1.64	(4)	(0.08	)(4)	257
10/31/08	21.72	0.00	(8.05)	(8.05)	—	—	(2.74)	(2.74)	10.93	(42.15)	146,986	1.68	(4)	(0.05	)(4)	283
10/31/09	10.93	0.02	0.94	0.96	—	—	—	—	11.89	8.78	73,033	1.72	(3)	0.23	(3)	129
	Class B
10/31/05	$14.45	$(0.05)	$1.32	$1.27	$—	$—	$—	$—	$15.72	8.79%	$70,609	2.37	%(3)(4)	(0.32	)%(3)(4)	155%
10/31/06	15.72	(0.06)	2.72	2.66	—	—	—	—	18.38	16.92	63,470	2.37	(3)(4)	(0.38	)(3)(4)	141
10/31/07	18.38	(0.14)	2.87	2.73	—	—	(0.73)	(0.73)	20.38	15.19	62,410	2.37	(3)(4)	(0.73	)(3)(4)	257
10/31/08	20.38	(0.10)	(7.45)	(7.55)	—	—	(2.74)	(2.74)	10.09	(42.52)	25,177	2.37	(3)(4)	(0.74	)(3)(4)	283
10/31/09	10.09	(0.04)	0.86	0.82	—	—	—	—	10.91	8.13	16,808	2.37	(3)	(0.43	)(3)	129
	Class C
10/31/05	$14.43	$(0.05)	$1.33	$1.28	$—	$—	$—	$—	$15.71	8.87%	$107,862	2.37	%(3)(4)	(0.32	)%(3)(4)	155%
10/31/06	15.71	(0.06)	2.71	2.65	—	—	—	—	18.36	16.87	103,407	2.37	(3)(4)	(0.39	)(3)(4)	141
10/31/07	18.36	(0.13)	2.87	2.74	—	—	(0.73)	(0.73)	20.37	15.27	132,755	2.31	(3)(4)	(0.68	)(3)(4)	257
10/31/08	20.37	(0.10)	(7.44)	(7.54)	—	—	(2.74)	(2.74)	10.09	(42.49)	51,372	2.35	(4)	(0.72	)(4)	283
10/31/09	10.09	(0.04)	0.85	0.81	—	—	—	—	10.90	8.03	36,207	2.37	(3)	(0.43	)(3)	129

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Growth and Income A	(0.02)%	(0.03)%	—%	—%	0.08%
Focused Growth and Income B	0.01	0.01	(0.03)	0.01	0.14
Focused Growth and Income C	(0.02)	(0.02)	(0.00)	—	0.09

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07	10/31/08
Focused Growth and Income A	0.02%	0.01%	0.02%	0.05%
Focused Growth and Income B	0.02	0.01	0.02	0.05
Focused Growth and Income C	0.02	0.01	0.02	0.05

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)(4)	Ratio of net investment income (loss) to average net assets(3)(4)	Port- folio Turn- over
FOCUSED TECHNOLOGY PORTFOLIO
	Class A
10/31/05	$5.36	$(0.08)	$0.93	$0.85	$—	$—	$—	$—	$6.21	15.86%	$47,847	1.97%	(1.49)%	97%
10/31/06	6.21	(0.10)	0.14	0.04	—	—	—	—	6.25	0.64	38,400	1.97	(1.69)	96
10/31/07	6.25	(0.11)	1.65	1.54	—	—	—	—	7.79	24.64	44,561	1.97	(1.68)	117
10/31/08	7.79	(0.09)	(3.29)	(3.38)	—	—	—	—	4.41	(43.39)	21,159	1.91	(1.42)	155
10/31/09	4.41	(0.06)	1.17	1.11	—	—	—	—	5.52	25.17	56,315	1.88	(1.32)	122
	Class B
10/31/05	$5.22	$(0.12)	$0.91	$0.79	$—	$—	$—	$—	$6.01	15.13%	$25,217	2.62%	(2.13)%	97%
10/31/06	6.01	(0.14)	0.14	(0.00)	—	—	—	—	6.01	0.00	21,267	2.62	(2.34)	96
10/31/07	6.01	(0.16)	1.60	1.44	—	—	—	—	7.45	23.96	14,611	2.62	(2.33)	117
10/31/08	7.45	(0.13)	(3.13)	(3.26)	—	—	—	—	4.19	(43.76)	5,947	2.56	(2.07)	155
10/31/09	4.19	(0.08)	1.10	1.02	—	—	—	—	5.21	24.34	5,267	2.53	(1.91)	122
	Class C
10/31/05	$5.22	$(0.12)	$0.92	$0.80	$—	$—	$—	$—	$6.02	15.33%	$28,394	2.62%	(2.13)%	97%
10/31/06	6.02	(0.14)	0.13	(0.01)	—	—	—	—	6.01	(0.17)	24,068	2.62	(2.34)	96
10/31/07	6.01	(0.15)	1.59	1.44	—	—	—	—	7.45	23.96	23,461	2.62	(2.33)	117
10/31/08	7.45	(0.13)	(3.13)	(3.26)	—	—	—	—	4.19	(43.76)	10,236	2.56	(2.06)	155
10/31/09	4.19	(0.08)	1.10	1.02	—	—	—	—	5.21	24.34	10,907	2.53	(1.91)	122

(1)  Calculated based upon average shares outstanding.

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Technology A	0.20%	0.15%	0.17%	0.12%	0.04%
Focused Technology B	0.25	0.22	0.23	0.23	0.30
Focused Technology C	0.21	0.17	0.17	0.13	0.21

(4)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Technology A	0.02%	0.02%	0.00%	0.02%	0.02%
Focused Technology B	0.02	0.03	0.01	0.02	0.02
Focused Technology C	0.01	0.03	0.01	0.02	0.02

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000's)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)		Port- folio Turn- over
FOCUSED DIVIDEND STRATEGY PORTFOLIO
	Class A
10/31/05	$12.29	$0.25	$0.06	$0.31	$(0.25)	$—	$—	$(0.25)	$12.35	2.49%	$58,264	0.95%		2.00%		30%
10/31/06	12.35	0.15	1.97	2.12	(0.17)	—	—	(0.17)	14.30	17.22	61,360	0.95	(4)(5)	1.11	(4)(5)	614
10/31/07	14.30	0.38	2.23	2.61	(0.36)	—	(1.42)	(1.78)	15.13	19.96	61,673	0.95	(5)	2.62	(5)	59
10/31/08	15.13	0.41	(4.80)	(4.39)	(0.48)	—	(2.62)	(3.10)	7.64	(35.09)	57,806	0.95	(5)	4.13	(5)	57
10/31/09	7.64	0.31	1.50	1.81	(0.30)	—	—	(0.30)	9.15	24.63	69,740	0.95		4.13		84
	Class B
10/31/05	$12.25	$0.17	$0.06	$0.23	$(0.17)	$—	$—	$(0.17)	$12.31	1.82%	$47,733	1.60%		1.34%		30%
10/31/06	12.31	0.06	1.96	2.02	(0.07)	—	—	(0.07)	14.26	16.42	42,569	1.60	(4)(5)	0.44	(4)(5)	614
10/31/07	14.26	0.28	2.24	2.52	(0.27)	—	(1.42)	(1.69)	15.09	19.27	40,199	1.60	(5)	1.97	(5)	59
10/31/08	15.09	0.37	(4.82)	(4.45)	(0.41)	—	(2.62)	(3.03)	7.61	(35.55)	16,964	1.60	(5)	3.48	(5)	57
10/31/09	7.61	0.26	1.49	1.75	(0.25)	—	—	(0.25)	9.11	23.80	15,657	1.60		3.53		84
	Class C
10/31/05	$12.25	$0.17	$0.06	$0.23	$(0.17)	$—	$—	$(0.17)	$12.31	1.82%	$88,859	1.60%		1.35%		30%
10/31/06	12.31	0.06	1.96	2.02	(0.07)	—	—	(0.07)	14.26	16.42	87,655	1.60	(4)(5)	0.44	(4)(5)	614
10/31/07	14.26	0.28	2.23	2.51	(0.27)	—	(1.42)	(1.69)	15.08	19.19	89,287	1.60	(5)	1.97	(5)	59
10/31/08	15.08	0.37	(4.81)	(4.44)	(0.41)	—	(2.62)	(3.03)	7.61	(35.50)	41,457	1.60	(5)	3.49	(5)	57
10/31/09	7.61	0.26	1.50	1.76	(0.25)	—	—	(0.25)	9.12	23.93	44,183	1.60		3.50		84

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursement (recoupments) and expense reductions.

(3)  Net of the following expense reimbursements (based on average net assets):

	10/31/05	10/31/06	10/31/07	10/31/08	10/31/09
Focused Dividend Strategy A	0.11%	0.12%	0.10%	0.14%	0.16%
Focused Dividend Strategy B	0.10	0.13	0.10	0.15	0.24
Focused Dividend Strategy C	0.09	0.11	0.08	0.12	0.17

(4)  The ratio reflects an expense cap which is net of custody credits of (0.01)%

(5)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/06	10/31/07	10/31/08
Focused Dividend Strategy A	0.01%	0.00%	0.01%
Focused Dividend Strategy B	0.01	0.00	0.01
Focused Dividend Strategy C	0.01	0.00	0.01

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS — (continued)

Period Ended	Net Asset Value begin- ning of period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and un- realized)	Total from invest- ment opera- tions	Divi- dends from net invest- ment income	Distri- butions from net return of capital	Distri- butions from net real- ized gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000's)	Ratio of expenses to average net assets(4)(5)		Ratio of net investment income (loss) to average net assets(4)(5)		Port- folio Turn- over
FOCUSED STARALPHA PORTFOLIO
	Class A
05/03/07-10/31/07(3)	$12.50	$(0.03)	$1.25	$1.22	$—	$—	$—	$—	$13.72	9.76%		$139,421	1.72	%(6)(7)	(0.28	)%(6)(7)	87%
10/31/08	13.72	(0.07)	(5.66)	(5.73)	—	(0.01)	—	(0.01)	7.98	(41.81	)(8)	73,921	1.72		(0.60)		155
10/31/09	7.98	(0.05)	0.80	0.75	—	—	—	—	8.73	9.40	(9)	67,722	1.72		(0.65)		229
	Class C
05/03/07-10/31/07(3)	$12.50	$(0.11)	$1.30	$1.19	$—	$—	$—	$—	$13.69	9.52%		$10,922	2.37	%(6)(7)	(1.03	)%(6)(7)	87%
10/31/08	13.69	(0.13)	(5.64)	(5.77)	—	—	—	—	7.92	(42.15	)(8)	13,156	2.37		(1.24)		155
10/31/09	7.92	(0.10)	0.79	0.69	—	—	—	—	8.61	8.71	(9)	8,748	2.37		(1.29)		229

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load. It does include expense reimbursements (recoupments) and expense reductions.

(3)  Commencement of operations

(4)  Net of the following expense reimbursements (recoupments) (based on average net assets):

	10/31/07	10/31/08	10/31/09
Focused StarALPHA Class A	0.17%	0.02%	0.09%
Focused StarALPHA Class C	0.92	0.02	0.22

(5)  Includes expense reimbursements, but excludes expense reductions. If the expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income would have been higher by:

	10/31/07	10/31/08	10/31/09
Focused StarALPHA Class A	0.01%	0.01%	0.01%
Focused StarALPHA Class C	0.01	0.01	0.01

(6)  Annualized

(7)  Net of custody credits of 0.01%.

(8)  Total return for Class A and Class C were increased by 0.29% and 0.22%, respectively, from gains on the disposal of investments in violation of investment restrictions.

(9)  The Portfolio's performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions (See Note 4).

See Notes to Financial Statements

Focused Equity Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	90.1%
International Equity Investment Companies	5.3
Fixed Income Investment Companies	4.9
100.3%

* Calculated as a percentage of net assets

Focused Equity Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.3%
Domestic Equity Investment Companies—90.1%
SunAmerica Equity Funds SunAmerica Value Fund, Class A	1,070,345	$11,292,142
SunAmerica Focused Series, Inc. Focused Dividend Strategy Portfolio, Class A	1,175,079	10,751,968
SunAmerica Focused Series, Inc. Focused Growth and Income Portfolio, Class A†	946,329	11,251,846
SunAmerica Focused Series, Inc. Focused Growth Portfolio, Class A†	1,096,684	21,889,818
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	1,511,696	22,841,733
SunAmerica Focused Series, Inc. Focused Mid-Cap Growth Portfolio, Class A†	2,342,099	21,851,788
SunAmerica Focused Series, Inc. Focused Small-Cap Growth Portfolio, Class A†	1,946,398	22,480,894
SunAmerica Focused Series, Inc. Focused Small-Cap Value Portfolio, Class A	3,575,695	43,516,209
SunAmerica Focused Series, Inc. Focused Technology Portfolio, Class A†	2,150,096	11,868,529
SunAmerica Focused Series, Inc. Focused Value Portfolio, Class A	1,591,056	21,447,436
Total Domestic Equity Investment Companies (cost $200,046,655)		199,192,363
Fixed Income Investment Companies—4.9%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	416,057	4,946,920
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	607,510	6,002,204
Total Fixed Income Investment Companies (cost $10,873,777)		10,949,124

Security Description	Shares	Market Value (Note 3)
International Equity Investment Companies—5.3%
SunAmerica Equity Funds SunAmerica International Equity Fund, Class A (cost $16,174,071)	1,033,376	$11,687,477
Total Long-Term Investment Companies (cost $227,094,503)(1)	100.3%	221,828,964
Liabilities in excess of other assets	(0.3)	(687,181)
NET ASSETS	100.0%	$221,141,783

† Non-income producing security

# See Note 6

@ The Focused Equity Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Companies:
Affiliated Investment Companies
Domestic Equity Investment Companies	$199,192,363	$—	$—	$199,192,363
Fixed Income Investment Companies	10,949,124	—	—	10,949,124
International Equity Investment Companies	11,687,477	—	—	11,687,477
Total	$221,828,964	$—	$—	$221,828,964

See Notes to Financial Statements

Focused Multi-Asset Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	39.3%
International Equity Investment Companies	21.5
Fixed Income Investment Companies	20.3
Alternative Strategies Investment Companies	19.0
100.1%

* Calculated as a percentage of net assets

Focused Multi-Asset Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.1%
Alternative Strategies Investment Companies—19.0%
AIG Series Trust SunAmerica Alternative Strategies Fund, Class A† (cost $82,579,652)	8,258,043	$84,397,202
Domestic Equity Investment Companies—39.3%
SunAmerica Equity Funds SunAmerica Value Fund, Class A	2,115,051	22,313,784
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	1,341,253	20,266,339
SunAmerica Focused Series, Inc. Focused Mid-Cap Growth Portfolio, Class A†	1,164,490	10,864,690
SunAmerica Focused Series, Inc. Focused Small-Cap Growth Portfolio, Class A†	1,786,293	20,631,688
SunAmerica Focused Series, Inc. Focused Small-Cap Value Portfolio, Class A	2,572,706	31,309,834
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio, Class A†	5,285,011	46,138,146
SunAmerica Focused Series, Inc. Focused Technology Portfolio, Class A†	4,107,202	22,671,753
Total Domestic Equity Investment Companies (cost $234,205,016)		174,196,234
Fixed Income Investment Companies—20.3%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	2,875,825	34,193,554
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	13,901,706	45,319,562
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,074,284	10,613,924
Total Fixed Income Investment Companies (cost $90,700,341)		90,127,040
International Equity Investment Companies—21.5%
SunAmerica Equity Funds SunAmerica International Equity Fund, Class A	4,122,121	46,621,193
SunAmerica Equity Funds SunAmerica International Small-Cap Fund, Class A	5,898,540	48,603,973
Total International Equity Investment Companies (cost $94,435,130)		95,225,166

		Market Value (Note 3)
Total Long-Term Investment Companies (cost $501,920,139)(1)	100.1%	$443,945,642
Liabilities in excess of other assets	(0.1)	(620,447)
NET ASSETS	100.0%	$443,325,195

† Non-income producing security

# See Note 6

@ The Focused Multi-Asset Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Companies:
Affiliated Investment Companies
Alternative Strategies Investment Companies	$84,397,202	$—	$—	$84,397,202
Domestic Equity Investment Companies	174,196,234	—	—	174,196,234
Fixed Income Investment Companies	90,127,040	—	—	90,127,040
International Equity Investment Companies	95,225,166	—	—	95,225,166
Total	$443,945,642	$—	$—	$443,945,642

See Notes to Financial Statements

Focused Balanced Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Domestic Equity Investment Companies	44.5%
Fixed Income Investment Companies	26.4
Alternative Strategies Investment Companies	24.6
International Equity Investment Companies	4.8
100.3%

* Calculated as a percentage of net assets

Focused Balanced Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.3%
Alternative Strategies Investment Companies—24.6%
AIG Series Trust SunAmerica Alternative Strategies Fund, Class A† (cost $52,970,712)	5,297,277	$54,138,169
Domestic Equity Investment Companies—44.5%
SunAmerica Focused Series, Inc. Focused Dividend Strategy Portfolio, Class A	2,182,879	19,973,341
SunAmerica Focused Series, Inc. Focused Growth and Income Portfolio, Class A†	1,273,496	15,141,868
SunAmerica Focused Series, Inc. Focused Growth Portfolio, Class A†	529,022	10,559,272
SunAmerica Focused Series, Inc. Focused Large-Cap Growth Portfolio, Class A†	1,434,518	21,675,568
SunAmerica Focused Series, Inc. Focused Small-Cap Value Portfolio, Class A	1,704,833	20,747,823
SunAmerica Focused Series, Inc. Focused Value Portfolio, Class A	751,435	10,129,345
Total Domestic Equity Investment Companies (cost $104,107,286)		98,227,217
Fixed Income Investment Companies—26.4%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	4,133,450	49,146,727
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	907,389	8,965,003
Total Fixed Income Investment Companies (cost $55,785,879)		58,111,730
International Equity Investment Companies—4.8%
SunAmerica Equity Funds SunAmerica International Equity Fund, Class A (cost $15,079,205)	944,121	10,678,004
Total Long-Term Investment Companies (cost $227,943,082)(1)	100.3%	221,155,120
Liabilities in excess of other assets	(0.3)	(577,664)
NET ASSETS	100.0%	$220,577,456

† Non-income producing security

# See Note 6

@ The Focused Balanced Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Companies:
Affiliated Investment Companies
Alternative Strategies Investment Companies	$54,138,169	$—	$—	$54,138,169
Domestic Equity Investment Companies	98,227,217	—	—	98,227,217
Fixed Income Investment Companies	58,111,730	—	—	58,111,730
International Equity Investment Companies	10,678,004	—	—	10,678,004
Total	$221,155,120	$—	$—	$221,155,120

See Notes to Financial Statements

Focused Fixed Income and Equity Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Fixed Income Investment Companies	67.8%
Domestic Equity Investment Companies	32.0
99.8%

* Calculated as a percentage of net assets

Focused Fixed Income and Equity Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—99.8%
Domestic Equity Investment Companies—32.0%
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio, Class A† (cost $12,955,114)	1,179,597	$10,297,881
Fixed Income Investment Companies—67.8%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	800,128	9,513,525
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	1,245,698	12,307,492
Total Fixed Income Investment Companies (cost $21,118,758)		21,821,017
Total Long-Term Investment Companies (cost $34,073,872)(1)	99.8%	32,118,898
Other assets less liabilities	0.2	55,159
NET ASSETS	100.0%	$32,174,057

† Non-income producing security

# See Note 6

@ The Focused Fixed Income and Equity Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Companies:
Affiliated Investment Companies
Domestic Equity Investment Companies	$10,297,881	$—	$—	$10,297,881
Fixed Income Investment Companies	21,821,017	—	—	21,821,017
Total	$32,118,898	$—	$—	$32,118,898

See Notes to Financial Statements

Focused Fixed Income Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Fixed Income Investment Companies	91.6%
Domestic Equity Investment Companies	8.9
100.5%

* Calculated as a percentage of net assets

Focused Fixed Income Strategy Portfolio@

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
AFFILIATED INVESTMENT COMPANIES#—100.5%
Domestic Equity Investment Companies—8.9%
SunAmerica Focused Series, Inc. Focused StarALPHA Portfolio, Class A† (cost $1,619,891)	208,252	$1,818,036
Fixed Income Investment Companies—91.6%
SunAmerica Income Funds SunAmerica GNMA Fund, Class A	668,660	7,950,368
SunAmerica Income Funds SunAmerica Strategic Bond Fund, Class A	585,036	1,907,218
SunAmerica Income Funds SunAmerica U.S. Government Securities Fund, Class A	897,613	8,868,415
Total Fixed Income Investment Companies (cost $18,058,594)		18,726,001
Total Long-Term Investment Companies (cost $19,678,485)(1)	100.5%	20,544,037
Liabilities in excess of other assets	(0.5)	(96,371)
NET ASSETS	100.0%	$20,447,666

† Non-income producing security

# See Note 6

@ The Focused Fixed Income Strategy Portfolio invests in various SunAmerica Mutual Funds, some of which are not presented in this report. Additional information on the underlying funds, including such funds' prospectuses and shareholder reports, is available on our website, www.sunamericafunds.com.

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Companies:
Affiliated Investment Companies
Domestic Equity Investment Companies	$1,818,036	$—	$—	$1,818,036
Fixed Income Investment Companies	18,726,001	—	—	18,726,001
Total	$20,544,037	$—	$—	$20,544,037

See Notes to Financial Statements

Focused Large-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Computers	11.1%
Web Portals/ISP	5.1
Index Fund	5.0
Beverages-Non-alcoholic	4.6
Medical-Biomedical/Gene	4.5
Retail-Drug Store	4.1
Wireless Equipment	4.0
Oil Companies-Exploration & Production	3.9
Sector Fund-Financial Services	3.5
Commercial Services-Finance	3.3
Oil-Field Services	3.1
Applications Software	3.0
Networking Products	2.9
Electronic Components-Semiconductors	2.9
Aerospace/Defense-Equipment	2.6
Diversified Banking Institutions	2.5
Instruments-Scientific	2.5
Retail-Regional Department Stores	2.2
Enterprise Software/Service	2.1
Transport-Rail	1.9
Medical-Generic Drugs	1.8
Repurchase Agreement	1.7
Cosmetics & Toiletries	1.7
Retail-Discount	1.6
X-Ray Equipment	1.5
Oil & Gas Drilling	1.4
Finance-Investment Banker/Broker	1.3
Medical-Drugs	1.3
E-Commerce/Products	1.2
Agricultural Chemicals	1.1
Medical Products	1.0
Retail-Office Supplies	1.0
Medical Instruments	1.0
Electronics-Military	1.0
Finance-Credit Card	0.9
Semiconductor Equipment	0.9
Casino Hotels	0.8
Medical-HMO	0.8
Metal-Copper	0.7
Telecom Equipment-Fiber Optics	0.7
Internet Security	0.7
Pharmacy Services	0.7
Electronic Measurement Instruments	0.6
100.2%

* Calculated as a percentage of net assets

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
COMMON STOCK—90.0%
Aerospace/Defense-Equipment—2.6%
United Technologies Corp.	166,191	$10,212,437
Agricultural Chemicals—1.1%
Monsanto Co.	64,701	4,346,613
Applications Software—3.0%
Microsoft Corp.	426,500	11,826,845
Beverages-Non-alcoholic—4.6%
PepsiCo, Inc.	304,160	18,416,888
Casino Hotels—0.8%
Wynn Resorts, Ltd.†	57,500	3,117,650
Commercial Services-Finance—3.3%
Visa, Inc., Class A	174,158	13,194,210
Computers—11.1%
Apple, Inc.†	95,700	18,039,450
Hewlett-Packard Co.	337,417	16,013,811
International Business Machines Corp.	53,400	6,440,574
Research In Motion, Ltd.†	60,565	3,556,982
		44,050,817
Cosmetics & Toiletries—1.7%
The Procter & Gamble Co.	112,417	6,520,186
Diversified Banking Institutions—2.5%
JPMorgan Chase & Co.	89,800	3,750,946
The Goldman Sachs Group, Inc.	37,200	6,330,324
		10,081,270
E-Commerce/Products—1.2%
Amazon.com, Inc.†	40,000	4,752,400
Electronic Components- Semiconductors—2.9%
Broadcom Corp., Class A†	140,274	3,732,691
Intel Corp.	412,026	7,873,817
		11,606,508
Electronic Measurement Instruments—0.6%
Agilent Technologies, Inc.†	102,361	2,532,411
Electronics-Military—1.0%
L-3 Communications Holdings, Inc.	52,652	3,806,213
Enterprise Software/Service—2.1%
Oracle Corp.	398,400	8,406,240
Finance-Credit Card—0.9%
Discover Financial Services	261,600	3,699,024
Finance-Investment Banker/Broker—1.3%
The Charles Schwab Corp.	295,800	5,129,172
Instruments-Scientific—2.5%
Thermo Fisher Scientific, Inc.†	219,236	9,865,620
Internet Security—0.7%
Symantec Corp.†	155,100	2,726,658

Security Description	Shares	Market Value (Note 3)
Medical Instruments—1.0%
Medtronic, Inc.	109,400	$3,905,580
Medical Products—1.0%
Baxter International, Inc.	75,300	4,070,718
Medical-Biomedical/Gene—4.5%
Amgen, Inc.†	65,600	3,524,688
Celgene Corp.†	103,600	5,288,780
Gilead Sciences, Inc.†	217,000	9,233,350
		18,046,818
Medical-Drugs—1.3%
Abbott Laboratories	98,900	5,001,373
Medical-Generic Drugs—1.8%
Mylan, Inc.†	442,592	7,187,694
Medical-HMO—0.8%
UnitedHealth Group, Inc.	118,667	3,079,409
Metal-Copper—0.7%
Freeport-McMoRan Copper & Gold, Inc.	38,900	2,853,704
Networking Products—2.9%
Cisco Systems, Inc.†	511,400	11,685,490
Oil & Gas Drilling—1.4%
Transocean, Ltd.†	65,896	5,529,333
Oil Companies-Exploration & Production—3.9%
Occidental Petroleum Corp.	85,900	6,518,092
XTO Energy, Inc.	220,040	9,144,862
		15,662,954
Oil-Field Services—3.1%
Schlumberger, Ltd.	196,023	12,192,631
Pharmacy Services—0.7%
Express Scripts, Inc.†	33,500	2,677,320
Retail-Discount—1.6%
Wal-Mart Stores, Inc.	127,800	6,349,104
Retail-Drug Store—4.1%
CVS Caremark Corp.	466,336	16,461,661
Retail-Office Supplies—1.0%
Staples, Inc.	182,945	3,969,907
Retail-Regional Department Stores—2.2%
Kohl's Corp.†	155,000	8,869,100
Semiconductor Equipment—0.9%
ASML Holding NV	134,000	3,609,960
Telecom Equipment-Fiber Optics—0.7%
Corning, Inc.	192,815	2,817,027
Transport-Rail—1.9%
Union Pacific Corp.	138,000	7,609,320
Web Portals/ISP—5.1%
Google, Inc., Class A†	38,105	20,428,853

Focused Large-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009 — (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 3)
Wireless Equipment—4.0%
American Tower Corp., Class A†	120,100	$4,422,082
QUALCOMM, Inc.	281,000	11,636,210
		16,058,292
X-Ray Equipment—1.5%
Hologic, Inc.†	394,432	5,829,705
Total Common Stock (cost $355,745,437)		358,187,115
EXCHANGE–TRADED FUNDS—8.5%
Index Fund—5.0%
iShares Russell 1000 Growth Index Fund	439,529	20,095,266
Sector Fund-Financial Services—3.5%
Financial Select Sector SPDR Fund	993,100	13,923,262
Total Exchange–Traded Funds (cost $26,772,116)		34,018,528
Total Long-Term Investment Securities (cost $382,517,553)		392,205,643
REPURCHASE AGREEMENT—1.7%
State Street Bank & Trust Co. Joint Repurchase Agreement(1) (cost $6,604,000)	$6,604,000	6,604,000
TOTAL INVESTMENTS (cost $389,121,553)(2)	100.2%	398,809,643
Liabilities in excess of other assets	(0.2)	(731,078)
NET ASSETS	100.0%	$398,078,565

† Non-income producing security

(1) See Note 3 for details on Joint Repurchase Agreement.

(2) See Note 7 for cost of investment on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock
Computers	$44,050,817	$—	$—	$44,050,817
Web Portals/ISP	20,428,853	—	—	20,428,853
Other Industries*	293,707,445	—	—	293,707,445
Exchange Traded Funds
Index Fund	20,095,266	—	—	20,095,266
Other Industries*	13,923,262	—		13,923,262
Repurchase Agreement	—	6,604,000	—	6,604,000
Total	$392,205,643	$6,604,000	$—	$398,809,643

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

Focused Growth Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Computers	15.6%
Medical-Biomedical/Gene	10.9
Web Portals/ISP	5.9
Retail-Drug Store	5.8
Networking Products	5.5
Diversified Banking Institutions	5.1
Enterprise Software/Service	5.0
Brewery	5.0
Retail-Restaurants	4.5
Engineering/R&D Services	4.2
Oil Companies-Integrated	3.2
Agricultural Operations	2.9
Medical Instruments	2.7
Multimedia	2.3
Diversified Minerals	2.3
Finance-Other Services	2.2
Agricultural Chemicals	1.9
Telecom Equipment-Fiber Optics	1.9
Time Deposit	1.9
Insurance-Multi-line	1.8
Medical-HMO	1.8
Transport-Services	1.4
Soap & Cleaning Preparation	1.1
Energy-Alternate Sources	1.1
Cosmetics & Toiletries	1.1
Retail-Regional Department Stores	1.0
Chemicals-Diversified	0.6
Real Estate Operations & Development	0.5
Banks-Commercial	0.5
99.7%

* Calculated as a percentage of net assets

Focused Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
COMMON STOCK—96.7%
Agricultural Chemicals—1.9%
Monsanto Co.	54,340	$3,650,561
Agricultural Operations—2.9%
Bunge, Ltd.	94,150	5,372,199
Banks-Commercial—0.5%
Standard Chartered PLC(1)	41,661	1,023,036
Brewery—5.0%
Anheuser-Busch InBev NV(1)	198,883	9,346,687
Chemicals-Diversified—0.6%
Israel Chemicals, Ltd.(1)	99,614	1,164,576
Computers—15.6%
Apple, Inc.†	109,958	20,727,083
Research In Motion, Ltd.†	145,008	8,516,320
		29,243,403
Cosmetics & Toiletries—1.1%
Colgate-Palmolive Co.	25,900	2,036,517
Diversified Banking Institutions—5.1%
JPMorgan Chase & Co.	134,380	5,613,053
The Goldman Sachs Group, Inc .	23,090	3,929,225
		9,542,278
Diversified Minerals—2.3%
Vale SA ADR	168,715	4,300,545
Energy-Alternate Sources—1.1%
First Solar, Inc.†	16,775	2,045,376
Engineering/R&D Services—4.2%
ABB, Ltd. ADR†	428,920	7,947,888
Enterprise Software/Service—5.0%
Oracle Corp.	445,005	9,389,606
Finance-Other Services—2.2%
CME Group, Inc.	13,840	4,188,122
Insurance-Multi-line—1.8%
ACE, Ltd.†	67,335	3,458,326
Medical Instruments—2.7%
Intuitive Surgical, Inc.†	20,383	5,021,352
Medical-Biomedical/Gene—10.9%
Celgene Corp.†	243,038	12,407,090
Gilead Sciences, Inc.†	191,857	8,163,515
		20,570,605
Medical-HMO—1.8%
UnitedHealth Group, Inc.	129,925	3,371,554
Multimedia—2.3%
News Corp., Class A	373,560	4,303,411
Networking Products—5.5%
Cisco Systems, Inc.†	452,485	10,339,282
Oil Companies-Integrated—2.1%
Petroleo Brasileiro SA ADR	87,015	4,021,833
Real Estate Operations & Development—0.5%
Hang Lung Properties, Ltd.(1)	273,000	1,027,209

Security Description	Shares/ Principal Amount	Market Value (Note 3)
Retail-Drug Store—5.8%
CVS Caremark Corp.	307,190	$10,843,807
Retail-Regional Department Stores—1.0%
Kohl's Corp.†	31,335	1,792,989
Retail-Restaurants—4.5%
Chipotle Mexican Grill, Inc. Class A†	103,090	8,400,804
Soap & Cleaning Preparation—1.1%
Reckitt Benckiser Group PLC(1)	42,428	2,109,527
Telecom Equipment-Fiber Optics—1.9%
Corning, Inc.	247,430	3,614,952
Transport-Services—1.4%
United Parcel Service, Inc., Class B	48,635	2,610,727
Web Portals/ISP—5.9%
Google, Inc., Class A†	20,800	11,151,296
Total Common Stock (cost $176,643,230)		181,888,468
PREFERRED STOCK—1.1%
Oil Companies-Integrated—1.1%
Petroleo Brasileiro SA ADR (cost $2,026,120)	53,271	2,137,232
Total Long-Term Investment Securities (cost $178,669,350)		184,025,700
SHORT-TERM INVESTMENT SECURITIES—1.9%
Time Deposit—1.9%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/02/09 (cost $3,467,000)	$3,467,000	3,467,000
TOTAL INVESTMENTS (cost $182,136,350)(2)	99.7%	187,492,700
Other assets less liabilities	0.3	589,392
NET ASSETS	100.0%	$188,082,092

† Non-income producing security

(1) Security was valued using fair value procedures at October 31, 2009. The aggregate value of these securities was $14,671,035 representing 7.8% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 3 regarding fair value pricing procedures for foreign equity securities.

(2) See Note 7 for cost of investment on a tax basis.

ADR—American Depository Receipt

Focused Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock
Brewery	$—	$9,346,687+	$—	$9,346,687
Computers	29,243,403	—	—	29,243,403
Diversified Banking Institutions	9,542,278	—	—	9,542,278
Enterprise Software/ Service	9,389,606	—	—	9,389,606
Medical-Biomedical/ Gene	20,570,605	—	—	20,570,605
Networking Products	10,339,282	—	—	10,339,282
Retail-Drug Store	10,843,807	—	—	10,843,807
Web Portals/ISP	11,151,296	—	—	11,151,296
Other Industries*	66,137,156	5,324,348+	—	71,461,504
Preferred Stock	2,137,232	—	—	2,137,232
Short-Term Investment Securities:
Time Deposit	—	3,467,000	—	3,467,000
Total	$169,354,665	$18,138,035	$—	$187,492,700

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

+ Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. (See Note 3)

See Notes to Financial Statements

Focused Mid-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Electronic Components-Semiconductors	4.4%
Medical Products	4.1
Oil Companies-Exploration & Production	3.9
Broadcast Services/Program	3.6
Transactional Software	3.4
Consumer Products-Misc.	3.1
Consulting Services	2.8
Real Estate Investment Trusts	2.6
Insurance-Life/Health	2.5
Applications Software	2.4
Data Processing/Management	2.4
Dialysis Centers	2.4
Superconductor Product & Systems	2.4
Internet Security	2.3
Diversified Manufacturing Operations	2.3
Retail-Apparel/Shoe	2.3
Distribution/Wholesale	2.3
Wireless Equipment	2.3
Metal Processors & Fabrication	2.2
Steel Pipe & Tube	2.1
Computer Services	2.1
Oil & Gas Drilling	2.1
Food-Baking	2.1
Instruments-Scientific	2.0
Finance-Investment Banker/Broker	2.0
Enterprise Software/Service	1.9
Food-Confectionery	1.9
Electric-Integrated	1.9
Schools	1.9
Therapeutics	1.8
Hazardous Waste Disposal	1.8
Patient Monitoring Equipment	1.8
Electric-Transmission	1.8
Investment Management/Advisor Services	1.8
Beverages-Wine/Spirits	1.7
Internet Infrastructure Software	1.7
Retail-Restaurants	1.7
Entertainment Software	1.6
Retail-Auto Parts	1.6
Industrial Gases	1.5
Coatings/Paint	1.4
Soap & Cleaning Preparation	1.4
Racetracks	1.4
Electronic Measurement Instruments	1.2
Oil-Field Services	1.1
Time Deposit	0.6
Aerospace/Defense-Equipment	0.2
99.8%

* Calculated as a percentage of net assets

Focused Mid-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
COMMON STOCK—99.2%
Aerospace/Defense-Equipment—0.2%
Elbit Systems, Ltd.	1,550	$93,791
Applications Software—2.4%
Check Point Software Technologies, Ltd.†	29,650	921,225
Beverages-Wine/Spirits—1.7%
Central European Distribution Corp.†	21,150	657,977
Broadcast Services/Program—3.6%
Discovery Communications, Inc., Class A†	50,125	1,378,437
Coatings/Paint—1.4%
Valspar Corp.	20,750	526,428
Computer Services—2.1%
IHS, Inc., Class A†	15,650	810,044
Consulting Services—2.8%
Hill International, Inc.†	159,925	1,074,696
Consumer Products-Misc.—3.1%
Tupperware Brands Corp.	26,300	1,184,026
Data Processing/Management—2.4%
Fiserv, Inc.†	19,950	915,106
Dialysis Centers—2.4%
DaVita, Inc.†	17,250	914,767
Distribution/Wholesale—2.3%
LKQ Corp.†	49,950	862,636
Diversified Manufacturing Operations—2.3%
Eaton Corp.	14,650	885,592
Electric-Integrated—1.9%
Northeast Utilities	31,250	720,313
Electric-Transmission—1.8%
ITC Holdings Corp.	15,150	672,963
Electronic Components- Semiconductors—4.4%
Cree, Inc.†	22,150	932,515
Microchip Technology, Inc.	30,350	727,186
		1,659,701
Electronic Measurement Instruments—1.2%
Itron, Inc.†	7,650	459,306
Enterprise Software/Service—1.9%
Sybase, Inc.†	18,600	735,816
Entertainment Software—1.6%
Activision Blizzard, Inc.†	56,750	614,603
Finance-Investment Banker/Broker—2.0%
TD Ameritrade Holding Corp.†	38,600	744,980
Food-Baking—2.1%
Flowers Foods, Inc.	33,650	786,064

Security Description	Shares	Market Value (Note 3)
Food-Confectionery—1.9%
The J.M. Smucker Co.	13,850	$730,311
Hazardous Waste Disposal—1.8%
Stericycle, Inc.†	13,150	688,666
Industrial Gases—1.5%
Airgas, Inc.	12,950	574,462
Instruments-Scientific—2.0%
Thermo Fisher Scientific, Inc.†	16,750	753,750
Insurance-Life/Health—2.5%
Lincoln National Corp.	39,400	938,902
Internet Infrastructure Software—1.7%
Akamai Technologies, Inc.†	29,900	657,800
Internet Security—2.3%
McAfee, Inc.†	21,150	885,762
Investment Management/Advisor Services—1.8%
Eaton Vance Corp.	23,450	665,746
Medical Products—4.1%
Haemonetics Corp.†	12,800	659,200
West Pharmaceutical Services, Inc.	22,450	886,101
		1,545,301
Metal Processors & Fabrication—2.2%
Kaydon Corp.	23,450	820,515
Oil & Gas Drilling—2.1%
Atlas Energy, Inc.†	30,657	802,600
Oil Companies-Exploration & Production—3.9%
Arena Resources, Inc.†	14,675	546,790
Denbury Resources, Inc.†	19,375	282,875
Southwestern Energy Co.†	15,200	662,416
		1,492,081
Oil-Field Services—1.1%
Core Laboratories NV	3,825	398,948
Patient Monitoring Equipment—1.8%
Masimo Corp.†	25,550	678,864
Racetracks—1.4%
Penn National Gaming, Inc.†	20,450	513,909
Real Estate Investment Trusts—2.6%
Corporate Office Properties Trust	29,650	984,083
Retail-Apparel/Shoe—2.3%
Guess?, Inc.	23,750	868,062
Retail-Auto Parts—1.6%
O'Reilly Automotive, Inc.†	15,750	587,160
Retail-Restaurants—1.7%
Yum! Brands, Inc.	19,050	627,698
Schools—1.9%
New Oriental Education & Technology Group, Inc. ADR†	10,150	708,876

Focused Mid-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009 — (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 3)
Soap & Cleaning Preparation—1.4%
Church & Dwight Co., Inc.	9,250	$526,140
Steel Pipe & Tube—2.1%
Valmont Industries, Inc.	11,250	813,037
Superconductor Product & Systems—2.4%
American Superconductor Corp.†	27,100	908,392
Therapeutics—1.8%
BioMarin Pharmaceutical, Inc.†	44,975	699,811
Transactional Software—3.4%
Solera Holdings, Inc.	39,500	1,272,690
Wireless Equipment—2.3%
American Tower Corp., Class A†	23,200	854,224
Total Long-Term Investment Securities (cost $34,467,314)		37,616,261
SHORT-TERM INVESTMENT SECURITIES—0.6%
Time Deposit—0.6%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/02/09 (cost $216,000)	$216,000	216,000
TOTAL INVESTMENTS (cost $34,683,314)(1)	99.8%	37,832,261
Other assets less liabilities	0.2	89,882
NET ASSETS	100.0%	$37,922,143

† Non-income producing security

(1) See Note 7 for cost of investments on a tax basis.

ADR—American Depository Receipt

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock	$37,616,261	$—	$—	$37,616,261
Short-Term Investment Securities:
Time Deposit	—	216,000	—	216,000
Total	$37,616,261	$216,000	$—	$37,832,261

See Notes to Financial Statements

Focused Small-Cap Growth Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Medical Instruments	7.1%
Oil-Field Services	6.8
Insurance-Property/Casualty	5.5
Decision Support Software	4.9
Hotels/Motels	4.8
Schools	4.7
Racetracks	4.1
Transport-Services	3.8
Food-Misc.	3.7
Soap & Cleaning Preparation	3.7
Retail-Sporting Goods	3.7
Transport-Rail	3.5
Commercial Services-Finance	3.5
Distribution/Wholesale	3.5
Oil & Gas Drilling	3.4
Oil Companies-Exploration & Production	3.3
Apparel Manufacturers	3.0
Medical-HMO	2.9
Veterinary Diagnostics	2.9
Auction Houses/Art Dealers	2.8
Food-Retail	2.6
Commercial Services	2.5
Retail-Apparel/Shoe	2.4
Engineering/R&D Services	2.4
Finance-Investment Banker/Broker	1.7
Consulting Services	1.7
Medical-Biomedical/Gene	1.6
Retail-Automobile	1.3
Environmental Consulting & Engineering	1.0
Computer Aided Design	1.0
Computer Services	0.3
Internet Content-Information/News	0.2
100.3%

* Calculated as a percentage of net assets

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
COMMON STOCK—100.3%
Apparel Manufacturers—3.0%
Under Armour, Inc., Class A†	140,000	$3,759,000
Auction House/Art Dealers—2.8%
Ritchie Bros. Auctioneers, Inc.	155,000	3,397,600
Commercial Services—2.5%
CoStar Group, Inc.†	80,000	3,105,600
Commercial Services-Finance—3.5%
Interactive Data Corp.	12,500	328,750
Morningstar, Inc.†	66,667	3,401,351
Riskmetrics Group, Inc.†	42,100	618,449
		4,348,550
Computer Aided Design—1.0%
ANSYS, Inc.†	30,000	1,217,400
Computer Services—0.3%
IHS, Inc., Class A†	7,000	362,320
Consulting Services—1.7%
Gartner, Inc.†	110,000	2,048,200
Decision Support Software—4.9%
MSCI, Inc., Class A†	200,000	6,080,000
Distribution/Wholesale—3.5%
LKQ Corp.†	250,000	4,317,500
Engineering/R&D Services—2.4%
Aecom Technology Corp.†	115,000	2,902,600
Environmental Consulting & Engineering—1.0%
Tetra Tech, Inc.†	50,000	1,286,500
Finance-Investment Banker/ Broker—1.7%
Jefferies Group, Inc.†	80,000	2,088,000
Food-Misc.—3.7%
Ralcorp Holdings, Inc.†	85,000	4,564,500
Food-Retail—2.6%
Whole Foods Market, Inc.†	100,000	3,206,000
Hotel/Motels—4.8%
Choice Hotels International, Inc.	200,000	5,964,000
Insurance-Property/Casualty—5.5%
Arch Capital Group, Ltd.†	100,000	6,737,000
Internet Content-Information/ News—0.2%
WebMD Health Corp., Class A†	8,021	273,195
Medical Instruments—7.1%
Edwards Lifesciences Corp.†	100,000	7,694,000
Techne Corp.	17,194	1,074,797
		8,768,797
Medical-Biomedical/Gene—1.6%
Charles River Laboratories International, Inc.†	55,000	2,008,600
Medical-HMO—2.9%
AMERIGROUP Corp.†	165,000	3,638,250

Security Description	Shares	Market Value (Note 3)
Oil & Gas Drilling—3.4%
Helmerich & Payne, Inc.	110,000	$4,182,200
Oil Companies-Exploration & Production—3.3%
Encore Acquisition Co.†	110,000	4,077,700
Oil-Field Services—6.8%
Core Laboratories NV	35,000	3,650,500
SEACOR Holdings, Inc.†	57,500	4,673,025
		8,323,525
Racetracks—4.1%
Penn National Gaming, Inc.†	200,000	5,026,000
Retail-Apparel/Shoe—2.4%
J Crew Group, Inc.†	72,000	2,936,160
Retail-Automobile—1.3%
Penske Auto Group, Inc.	100,000	1,566,000
Retail-Sporting Goods—3.7%
Dick's Sporting Goods, Inc.†	200,000	4,538,000
Schools—4.7%
DeVry, Inc.	105,000	5,805,450
Soap & Cleaning Preparation—3.7%
Church & Dwight Co., Inc.	80,000	4,550,400
Transport-Rail—3.5%
Genesee & Wyoming, Inc., Class A†	150,000	4,351,500
Transport-Services—3.8%
C.H. Robinson Worldwide, Inc.	85,000	4,684,350
Veterinary Diagnostics—2.9%
VCA Antech, Inc.†	150,000	3,573,000
Total Long-Term Investment Securities (cost $109,614,357)		123,687,897
TOTAL INVESTMENTS (cost $109,614,357)(1)	100.3%	123,687,897
Liabilities in excess of other assets	(0.3)	(399,143)
NET ASSETS	100.0%	$123,288,754

† Non-income producing security

(1) See Note 7 for cost of investments on a tax basis.

Focused Small-Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock
Insurance-Property/ Casualty	$6,737,000	$—	$—	$6,737,000
Medical Instruments	8,768,797	—	—	8,768,797
Oil-Field Services	8,323,525	—	—	8,323,525
Other Industries*	99,858,575	—	—	99,858,575
Total	$123,687,897	$—	$—	$123,687,897

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

Focused Value Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Finance-Other Services	22.5%
Oil Companies-Exploration & Production	12.1
Transport-Rail	7.8
Commercial Services-Finance	7.4
Oil Companies-Integrated	6.4
Banks-Fiduciary	5.4
Diversified Minerals	4.6
Metal-Copper	3.7
Airport Development/Maintenance	3.6
Data Processing/Management	3.4
Independent Power Producers	3.3
Public Thoroughfares	3.2
Retail-Major Department Stores	2.6
Diversified Operations	2.0
Decision Support Software	1.9
Agricultural Chemicals	1.8
Insurance-Reinsurance	1.6
Computer Services	1.6
Metal-Diversified	1.5
Banks-Commercial	1.4
Precious Metals	0.7
Investment Companies	0.7
Repurchase Agreement	0.5
Finance-Investment Banker/Broker	0.3
Investment Management/Advisor Services	0.3
Oil-U.S. Royalty Trusts	0.1
100.4%

* Calculated as a percentage of net assets

Focused Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
COMMON STOCK—99.9%
Agricultural Chemicals—1.8%
Potash Corp. of Saskatchewan, Inc.	45,690	$4,239,118
Airport Development/ Maintenance—3.6%
Beijing Capital International Airport Co., Ltd.(1)	12,522,000	8,418,504
Banks-Commercial—1.4%
HDFC Bank, Ltd. ADR	14,950	1,653,620
ICICI Bank, Ltd. ADR	53,865	1,694,054
		3,347,674
Banks-Fiduciary—5.4%
Northern Trust Corp.	61,735	3,102,184
State Street Corp.	143,705	6,032,736
The Bank of New York Mellon Corp.	134,165	3,576,839
		12,711,759
Commercial Services-Finance—7.4%
Mastercard, Inc., Class A	41,170	9,017,053
Visa, Inc., Class A	114,030	8,638,913
		17,655,966
Computer Services—1.6%
Computershare, Ltd.(1)	393,660	3,810,646
Data Processing/Management—3.4%
Broadridge Financial Solutions, Inc.	390,670	8,129,843
Decision Support Software—1.9%
MSCI, Inc., Class A†	151,390	4,602,256
Diversified Minerals—4.6%
Anglo American PLC ADR	310,430	5,618,783
BHP Billiton, Ltd. ADR	80,239	5,262,074
		10,880,857
Diversified Operations—2.0%
Icahn Enterprises LP	124,985	4,818,172
Finance-Investment Banker/Broker—0.3%
LaBranche & Co., Inc.†	285,135	786,973
Finance-Other Services—22.5%
CME Group, Inc.	32,875	9,948,304
Hong Kong Exchanges and Clearing, Ltd.(1)	660,000	11,586,035
IntercontinentalExchange, Inc.†	125,355	12,559,317
NYSE Euronext	286,520	7,406,542
Singapore Exchange, Ltd.(1)	1,051,350	5,963,358
The NASDAQ OMX Group, Inc.†	330,660	5,971,720
		53,435,276
Independent Power Producers—3.3%
Calpine Corp.†	687,130	7,723,341
Insurance-Reinsurance—1.6%
Berkshire Hathaway, Inc., Class B†	1,175	3,857,525

Security Description	Shares	Market Value (Note 3)
Investment Companies—0.7%
Urbana Corp., Class A†	951,275	$1,573,663
Investment Management/ Advisor Services—0.3%
U.S. Global Investors, Inc., Class A	64,680	646,153
Metal-Copper—3.7%
Freeport-McMoRan Copper & Gold, Inc.	120,300	8,825,208
Metal-Diversified—1.5%
Rio Tinto PLC ADR	20,235	3,602,437
Oil Companies-Exploration & Production—12.1%
Canadian Natural Resources, Ltd.	143,080	9,285,225
Canadian Oil Sands Trust	283,685	7,650,227
CNOOC, Ltd. ADR	20,520	3,056,249
EnCana Corp.	157,630	8,731,126
		28,722,827
Oil Companies-Integrated—6.4%
China Petroleum & Chemical Corp. ADR	32,395	2,732,842
PetroChina Co., Ltd. ADR	23,815	2,858,753
Suncor Energy, Inc.	292,130	9,646,132
		15,237,727
Oil-U.S. Royalty Trusts—0.1%
Texas Pacific Land Trust	11,995	339,938
Precious Metals—0.7%
Franco-Nevada Corp.	67,295	1,672,968
Public Thoroughfares—3.2%
Anhui Expressway Co., Ltd.(1)	2,426,000	1,520,769
Jiangsu Expressway Co., Ltd.(1)	1,253,817	1,109,172
Shenzhen Expressway Co., Ltd.(1)	2,514,183	1,200,153
Sichuan Expressway Co., Ltd.(1)	5,363,913	2,321,766
Zhejiang Expressway Co., Ltd.(1)	1,618,006	1,372,629
		7,524,489
Retail-Major Department Stores—2.6%
Sears Holdings Corp.†	92,410	6,270,943
Transport-Rail—7.8%
Burlington Northern Santa Fe Corp.	50,690	3,817,971
CSX Corp.	111,485	4,702,437
Guangshen Railway Co., Ltd. ADR	56,485	1,132,524
Norfolk Southern Corp.	93,475	4,357,805
Union Pacific Corp.	79,895	4,405,410
		18,416,147
Total Long-Term Investment Securities (cost $219,415,449)		237,250,410

Focused Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009 — (continued)

Security Description	Principal Amount	Market Value (Note 3)
REPURCHASE AGREEMENT—0.5%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 10/30/09, to be repurchased 11/02/09 in the amount of $1,170,001 and collateralized by $1,150,000 of Federal Home Loan Bank Notes, bearing interest at 4.38% due 09/17/10 and having an approximate value of $1,195,540 (cost $1,170,000)	$1,170,000	$1,170,000
TOTAL INVESTMENTS (cost $220,585,449)(2)	100.4%	238,420,410
Liabilities in excess of other assets	(0.4)	(852,479)
NET ASSETS	100.0%	$237,567,931

† Non-income producing security

(1) Security was valued using fair value procedures at October 31, 2009. The aggregate value of these securities was $37,303,032 representing 15.7% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 3 regarding fair value pricing for foreign equity securities.

(2) See Note 7 for cost of investment on a tax basis.

ADR—American Depository Receipt

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock
Banks-Fiduciary	$12,711,759	$—	$—	$12,711,759
Commercial Services-Finance	17,655,966	—	—	17,655,966
Finance-Other Services	35,885,883	17,549,393+	—	53,435,276
Oil Companies- Exploration & Production	28,722,827	—	—	28,722,827
Oil Companies- Integrated	15,237,727	—	—	15,237,727
Transport-Rail	18,416,147	—	—	18,416,147
Other Industries*	71,317,069	19,753,639+	—	91,070,708
Repurchase Agreement	—	1,170,000	—	1,170,000
Total	$199,947,378	$38,473,032	$—	$238,420,410

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

+ Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. (See Note 3)

See Notes to Financial Statements

Focused Small-Cap Value Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Repurchase Agreement	10.4%
Computers-Memory Devices	6.4
Oil Companies-Exploration & Production	6.4
Real Estate Investment Trusts	5.1
Index Fund-Small Cap	4.6
Gold Mining	4.3
Footwear & Related Apparel	3.9
Silver Mining	3.6
Gas-Distribution	3.1
Telecom Services	2.9
Oil & Gas Drilling	2.9
Electronic Components-Misc.	2.8
Food-Misc.	2.4
Enterprise Software/Service	2.4
Metal-Diversified	2.3
Pharmacy Services	2.3
Insurance-Reinsurance	2.2
Rental Auto/Equipment	2.0
Finance-Investment Banker/Broker	2.0
Retail-Apparel/Shoe	2.0
Engineering/R&D Services	1.9
Intimate Apparel	1.8
Medical-Biomedical/Gene	1.6
Transport-Rail	1.5
Medical Products	1.5
Transport-Services	1.4
Publishing-Newspapers	1.4
Auto/Truck Parts & Equipment-Original	1.4
Banks-Commercial	1.2
Non-Ferrous Metals	1.2
Wire & Cable Products	1.0
Transport-Marine	0.9
Diversified Minerals	0.9
Electronic Components-Semiconductors	0.8
Machinery-General Industrial	0.7
Precious Metals	0.5
Beverages-Non-alcoholic	0.3
94.0%

* Calculated as a percentage of net assets

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
COMMON STOCK—78.7%
Auto/Truck Parts & Equipment-Original—1.4%
Dana Holding Corp.†	430,000	$2,433,800
Banks-Commercial—1.2%
First Busey Corp.	525,000	2,031,750
Computers-Memory Devices—6.4%
STEC, Inc.†	315,000	6,715,800
Xyratex, Ltd.†	418,450	4,372,803
		11,088,603
Diversified Minerals—0.9%
Northern Dynasty Minerals, Ltd.†	243,800	1,579,824
Electronic Components-Misc.—2.8%
Sanmina-SCI Corp. †	350,000	2,247,000
Vishay Intertechnology, Inc.†	425,000	2,647,750
		4,894,750
Electronic Components- Semiconductors—0.8%
ON Semiconductor Corp.†	200,000	1,338,000
Engineering/R&D Services—1.9%
EMCOR Group, Inc.†	138,000	3,259,560
Enterprise Software/Service—2.4%
CDC Software Corp. ADR†	227,000	2,210,980
Lawson Software, Inc.†	312,700	1,973,137
		4,184,117
Finance-Investment Banker/Broker—2.0%
Broadpoint Gleacher Securities, Inc.†	540,300	3,441,711
Food-Misc.—2.4%
B & G Foods, Inc.	250,000	1,952,500
Cal-Maine Foods, Inc.	83,000	2,253,450
		4,205,950
Footwear & Related Apparel—3.9%
Deckers Outdoor Corp.†	50,000	4,483,500
Iconix Brand Group, Inc.†	185,000	2,157,100
		6,640,600
Gas-Distribution—3.1%
South Jersey Industries, Inc.	150,584	5,314,109
Gold Mining—4.3%
Jaguar Mining, Inc.†	290,400	2,428,834
US Gold Corp.†	1,850,000	4,995,000
		7,423,834
Insurance-Reinsurance—2.2%
Validus Holdings, Ltd.	146,789	3,713,762
Intimate Apparel—1.8%
The Warnaco Group, Inc.†	75,000	3,039,750
Machinery-General Industrial—0.7%
Flow International Corp.†	500,000	1,205,000
Medical Products—1.5%
Greatbatch, Inc.†	130,000	2,557,100

Security Description	Shares	Market Value (Note 3)
Medical-Biomedical/Gene—1.6%
Incyte Corp.†	481,347	$2,835,134
Metal-Diversified—2.3%
Ivanhoe Mines, Ltd.†	374,099	4,029,046
Non-Ferrous Metals—1.2%
Uranerz Energy Corp.†	1,300,000	1,989,000
Oil & Gas Drilling—2.9%
Atlas Energy, Inc.	95,000	2,487,100
Rowan Cos., Inc.	110,000	2,557,500
		5,044,600
Oil Companies-Exploration & Production—6.4%
ATP Oil & Gas Corp.†	125,000	2,163,750
Brigham Exploration Co.†	350,000	3,325,000
Swift Energy Co.†	260,000	5,506,800
		10,995,550
Pharmacy Services—2.3%
Omnicare, Inc.	180,000	3,900,600
Precious Metals—0.5%
Paramount Gold and Silver Corp.†	699,294	783,209
Publishing-Newspapers—1.4%
Dolan Media Co.†	205,000	2,447,700
Real Estate Investment Trusts—5.1%
Chimera Investment Corp.	600,000	2,094,000
MFA Mtg. Investments, Inc.	430,000	3,190,600
Universal Health Realty Income Trust	108,946	3,459,036
		8,743,636
Rental Auto/Equipment—2.0%
United Rentals, Inc.†	365,300	3,466,697
Retail-Apparel/Shoe—2.0%
Foot Locker, Inc.	325,000	3,406,000
Silver Mining—3.6%
Pan American Silver Corp.†	112,519	2,353,897
Silver Standard Resources, Inc.†	208,000	3,864,640
		6,218,537
Telecom Services—2.9%
Vonage Holdings Corp.†	3,200,000	5,056,000
Transport-Marine—0.9%
Teekay Tankers, Ltd. Class A	200,000	1,620,000
Transport-Rail—1.5%
RailAmerica, Inc.†	225,000	2,648,250
Transport-Services—1.4%
Hub Group, Inc., Class A†	100,000	2,486,000
Wire & Cable Products—1.0%
Fushi Copperweld, Inc.†	248,100	1,714,371
Total Common Stock (cost $132,917,171)		135,736,550

Focused Small-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009 — (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 3)
WARRANTS—0.3%
Beverages-Non-alcoholic—0.3%
Heckmann Corp. Expires 11/11/09† (strike price $6.00) (cost $1,855,528)	902,314	$523,342
EXCHANGE-TRADED FUNDS—4.6%
Index Fund-Small Cap—4.6%
iShares Russell 2000 Value Index Fund (cost $8,443,440)	150,000	7,930,500
Total Long-Term Investment Securities (cost $143,216,139)		144,190,392
REPURCHASE AGREEMENT—10.4%
State Street Bank & Trust Co. Joint Repurchase Agreement(1) (cost $17,974,000)(1)	$17,974,000	17,974,000
TOTAL INVESTMENTS (cost $161,190,139)(2)	94.0%	162,164,392
Other assets less liabilities	6.0	10,274,384
NET ASSETS	100.0%	$172,438,776

† Non-income producing security

ADR—American Depository Receipt

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock
Computers-Memory Devices	$11,088,603	$—	$—	$11,088,603
Oil Companies- Exploration & Production	10,995,550	—	—	10,995,550
Real Estate Investment Trust	8,743,636	—	—	8,743,636
Other Industries*	104,908,761	—	—	104,908,761
Warrants	523,342	—	—	523,342
Exchange-Traded Funds	7,930,500	—	—	7,930,500
Repurchase Agreement	—	17,974,000	—	17,974,000
Total	$144,190,392	$17,974,000	$—	$162,164,392

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

Focused Growth and Income Portfolio

PORTFOLIO PROFILE—October 31, 2009—(unaudited)

Industry Allocation*
Oil Companies-Integrated	9.0%
Medical-Drugs	7.1
Medical-HMO	5.2
Telephone-Integrated	4.7
Insurance-Property/Casualty	4.4
Coal	4.4
Computers-Memory Devices	4.3
Tobacco	4.2
Aerospace/Defense	4.0
Pharmacy Services	4.0
Oil & Gas Drilling	4.0
Retail-Discount	3.8
Computers	3.7
Enterprise Software/Service	2.8
Electronic Components-Semiconductors	2.6
Medical-Biomedical/Gene	2.6
Diversified Banking Institutions	2.4
Agricultural Operations	2.3
Oil Companies-Exploration & Production	2.2
Retail-Major Department Stores	2.1
Retail-Apparel/Shoe	2.1
Computer Services	2.0
Oil Field Machinery & Equipment	2.0
Oil Refining & Marketing	1.9
Medical-Hospitals	1.9
Vitamins & Nutrition Products	1.9
Applications Software	1.9
Insurance-Life/Health	1.9
Retail-Restaurants	1.8
Transport-Rail	1.6
Electronic Design Automation	1.3
100.1%

* Calculated as a percentage of net assets

Focused Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
COMMON STOCK—100.1%
Aerospace/Defense—4.0%
Lockheed Martin Corp.	35,000	$2,407,650
Raytheon Co.	59,000	2,671,520
		5,079,170
Agricultural Operations—2.3%
Archer-Daniels-Midland Co.	95,000	2,861,400
Applications Software—1.9%
Compuware Corp.†	338,000	2,386,280
Coal—4.4%
Alpha Natural Resources, Inc.†	72,000	2,445,840
CONSOL Energy, Inc.	13,000	556,530
Walter Energy, Inc.	43,000	2,515,500
		5,517,870
Computer Services—2.0%
Affiliated Computer Services, Inc. Class A†	49,000	2,552,410
Computers—3.7%
International Business Machines Corp.	39,000	4,703,790
Computers-Memory Devices—4.3%
EMC Corp.†	177,000	2,915,190
Western Digital Corp.†	73,000	2,458,640
		5,373,830
Diversified Banking Institutions—2.4%
The Goldman Sachs Group, Inc.	18,000	3,063,060
Electronic Components- Semiconductors—2.6%
QLogic Corp.†	17,000	298,180
Texas Instruments, Inc.	127,000	2,978,150
		3,276,330
Electronic Design Automation—1.3%
Synopsys, Inc.†	73,000	1,606,000
Enterprise Software/Service—2.8%
Oracle Corp.	169,000	3,565,900
Insurance-Life/Health—1.9%
Unum Group	119,000	2,374,050
Insurance-Property/Casualty—4.4%
Chubb Corp.	55,000	2,668,600
The Travelers Cos., Inc.	58,000	2,887,820
		5,556,420
Medical-Biomedical/Gene—2.6%
Amgen, Inc.†	60,000	3,223,800
Medical-Drugs—7.1%
Bristol-Myers Squibb Co.	121,000	2,637,800
Pfizer, Inc.	191,000	3,252,730
Schering-Plough Corp.	109,000	3,073,800
		8,964,330

Security Description	Shares	Market Value (Note 3)
Medical-HMO—5.2%
Aetna, Inc.	34,000	$885,020
UnitedHealth Group, Inc.	121,000	3,139,950
WellPoint, Inc.†	54,000	2,525,040
		6,550,010
Medical-Hospitals—1.9%
LifePoint Hospitals, Inc.†	86,000	2,436,380
Oil & Gas Drilling—4.0%
Diamond Offshore Drilling, Inc.	26,000	2,476,500
ENSCO International, Inc.	55,000	2,518,450
		4,994,950
Oil Companies-Exploration & Production—2.2%
Anadarko Petroleum Corp.	45,000	2,741,850
Oil Companies-Integrated—9.0%
Chevron Corp.	14,000	1,071,560
ConocoPhillips	62,000	3,111,160
Exxon Mobil Corp.	25,000	1,791,750
Marathon Oil Corp.	85,000	2,717,450
Murphy Oil Corp.	44,000	2,690,160
		11,382,080
Oil Field Machinery & Equipment—2.0%
National-Oilwell Varco, Inc.†	61,000	2,500,390
Oil Refining & Marketing—1.9%
Valero Energy Corp.	136,000	2,461,600
Pharmacy Services—4.0%
Medco Health Solutions, Inc.†	54,000	3,030,480
Omnicare, Inc.	94,000	2,036,980
		5,067,460
Retail-Apparel/Shoe—2.1%
The Gap, Inc.	126,000	2,688,840
Retail-Discount—3.8%
BJ's Wholesale Club, Inc.†	70,000	2,452,100
Dollar Tree, Inc.†	52,000	2,346,760
		4,798,860
Retail-Major Department Stores—2.1%
TJX Cos., Inc.	72,000	2,689,200
Retail-Restaurants—1.8%
Darden Restaurants, Inc.	73,000	2,212,630
Telephone-Integrated—4.7%
AT&T, Inc.	92,000	2,361,640
Verizon Communications, Inc.	119,000	3,521,210
		5,882,850
Tobacco—4.2%
Philip Morris International, Inc.	79,000	3,741,440
Reynolds American, Inc.	31,000	1,502,880
		5,244,320
Transport-Rail—1.6%
CSX Corp.	47,000	1,982,460

Focused Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009 — (continued)

Security Description	Shares	Market Value (Note 3)
Vitamins & Nutrition Products—1.9%
Herbalife, Ltd.	71,000	$2,389,150
TOTAL INVESTMENTS (cost $126,771,545)(1)	100.1%	126,127,670
Liabilities in excess of other assets	(0.1)	(80,062)
NET ASSETS	100.0%	$126,047,608

† Non-income producing security

(1) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock
Medical-Drugs	$8,964,330	$—	$—	$8,964,330
Medical-HMO	6,550,010	—	—	6,550,010
Oil Companies- Integrated	11,382,080	—	—	11,382,080
Other Industries*	99,231,250	—	—	99,231,250
Total	$126,127,670	$—	$—	$126,127,670

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

Focused Technology Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Electronic Components-Semiconductors	15.6%
Computers	13.4
Applications Software	12.1
Internet Security	7.8
Enterprise Software/Service	5.7
Web Portals/ISP	4.8
Semiconductor Components-Integrated Circuits	4.2
Computers-Memory Devices	4.2
Networking Products	4.0
Commercial Services-Finance	3.9
Semiconductor Equipment	3.7
Wireless Equipment	3.5
Electronic Forms	3.5
Repurchase Agreement	3.0
Computer Services	2.6
Entertainment Software	2.4
Electronic Components-Misc.	2.0
Telecom Equipment-Fiber Optics	1.9
Telecom Services	1.8
Communications Software	1.1
101.2%

* Calculated as a percentage of net assets

Focused Technology Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
COMMON STOCK—98.2%
Applications Software—12.1%
Check Point Software Technologies, Ltd.†	51,900	$1,612,533
Microsoft Corp.	95,000	2,634,350
Nuance Communications, Inc.†	156,600	2,053,026
Salesforce.com, Inc.†	43,590	2,473,732
		8,773,641
Commercial Services-Finance—3.9%
Visa, Inc., Class A	37,100	2,810,696
Communications Software—1.1%
SolarWinds, Inc.†	42,900	763,620
Computer Services—2.6%
Cognizant Technology Solutions Corp., Class A†	49,100	1,897,715
Computers—13.4%
Apple, Inc.†	19,895	3,750,207
Hewlett-Packard Co.	63,300	3,004,218
International Business Machines Corp.	14,600	1,760,906
Research In Motion, Ltd.†	20,800	1,221,584
		9,736,915
Computers-Memory Devices—4.2%
EMC Corp.†	95,700	1,576,179
STEC, Inc.†	68,500	1,460,420
		3,036,599
Electronic Components-Misc.—2.0%
Flextronics International, Ltd.†	224,300	1,453,464
Electronic Components- Semiconductors—15.6%
Avago Technologies, Ltd.†	114,666	1,719,990
Broadcom Corp., Class A†	55,400	1,474,194
Intel Corp.	146,000	2,790,060
IXYS Corp.†	97,000	649,900
PMC - Sierra, Inc.†	203,700	1,735,524
Rovi Corp.†	30,300	834,765
Texas Instruments, Inc.	91,300	2,140,985
		11,345,418
Electronic Forms—3.5%
Adobe Systems, Inc.†	77,200	2,542,968
Enterprise Software/Service—5.7%
CDC Software Corp. ADR†	68,720	669,333
Lawson Software, Inc.†	154,200	973,002
Oracle Corp.	119,200	2,515,120
		4,157,455
Entertainment Software—2.4%
Activision Blizzard, Inc.†	157,800	1,708,974
Internet Security—7.8%
McAfee, Inc.†	45,500	1,905,540
Symantec Corp.†	126,800	2,229,144
VeriSign, Inc.†	66,400	1,514,584
		5,649,268

Security Description	Shares/ Principal Amount	Market Value (Note 3)
Networking Products—4.0%
Cisco Systems, Inc.†	126,600	$2,892,810
Semiconductor Components- Integrated Circuits—4.2%
Analog Devices, Inc.	70,800	1,814,604
Marvell Technology Group, Ltd.†	92,400	1,267,728
		3,082,332
Semiconductor Equipment—3.7%
Applied Materials, Inc.	111,000	1,354,200
ASML Holding NV	49,200	1,325,448
		2,679,648
Telecom Equipment-Fiber Optics—1.9%
Corning, Inc.	92,100	1,345,581
Telecom Services—1.8%
Amdocs, Ltd.†	51,400	1,295,280
Web Portals/ISP—4.8%
Google, Inc., Class A†	6,430	3,447,252
Wireless Equipment—3.5%
QUALCOMM, Inc.	62,105	2,571,768
Total Long-Term Investment Securities (cost $62,084,901)		71,191,404
REPURCHASE AGREEMENT—3.0%
State Street Bank & Trust Co. Joint Repurchase Agreement(1) (cost $2,157,000)	$2,157,000	2,157,000
TOTAL INVESTMENTS (cost $64,241,901)(2)	101.2%	73,348,404
Liabilities in excess of other assets	(1.2)	(859,729)
NET ASSETS	100.0%	$72,488,675

† Non-income producing security

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

ADR—American Depository Receipt

Focused Technology Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009 — (continued)

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock
Application Software	$8,773,641	$—	$—	$8,773,641
Computers	9,736,915	—	—	9,736,915
Electronic Components- Semiconductors	11,345,418	—	—	11,345,418
Enterprise Software/ Service	4,157,455	—	—	4,157,455
Internet Security	5,649,268	—	—	5,649,268
Other Industries*	31,528,707	—	—	31,528,707
Repurchase Agreement	—	2,157,000	—	2,157,000
Total	$71,191,404	$2,157,000	$—	$73,348,404

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

Focused Dividend Strategy Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Tobacco	12.9%
Medical-Drugs	12.7
Telephone-Integrated	12.7
Multimedia	6.7
Oil Refining & Marketing	3.7
Machinery-Construction & Mining	3.5
Finance-Credit Card	3.5
Tools-Hand Held	3.4
Food-Misc.	3.4
Office Furnishings-Original	3.3
Vitamins & Nutrition Products	3.3
Power Converter/Supply Equipment	3.3
Office Automation & Equipment	3.2
Transport-Marine	3.2
Aerospace/Defense	3.2
Repurchase Agreement	3.1
Printing-Commercial	3.1
Chemicals-Diversified	3.0
Industrial Automated/Robotic	3.0
Diversified Manufacturing Operations	2.8
Electronic Components-Misc.	2.7
99.7%

* Calculated as a percentage of net assets

Focused Dividend Strategy Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
COMMON STOCK—96.6%
Aerospace/Defense—3.2%
Boeing Co.	86,000	$4,110,800
Chemicals-Diversified—3.0%
E.I. du Pont de Nemours & Co.	123,600	3,932,952
Diversified Manufacturing Operations—2.8%
General Electric Co.	257,700	3,674,802
Electronic Components-Misc.—2.7%
Garmin, Ltd.	113,600	3,437,536
Finance-Credit Card—3.5%
American Express Co.	128,400	4,473,456
Food-Misc.—3.4%
Kraft Foods, Inc., Class A	160,200	4,408,704
Industrial Automated/Robotic—3.0%
Rockwell Automation, Inc.	94,300	3,861,585
Machinery-Construction & Mining—3.5%
Caterpillar, Inc.	82,900	4,564,474
Medical-Drugs—12.7%
Bristol-Myers Squibb Co.	178,300	3,886,940
Eli Lilly & Co.	127,400	4,332,874
Merck & Co., Inc.	130,800	4,045,644
Pfizer, Inc.	247,700	4,218,331
		16,483,789
Multimedia—6.7%
Meredith Corp.	148,600	4,021,116
The McGraw-Hill Cos., Inc.	162,200	4,668,116
		8,689,232
Office Automation & Equipment—3.2%
Pitney Bowes, Inc.	170,600	4,179,700
Office Furnishings-Original—3.3%
Steelcase, Inc., Class A	751,900	4,338,463
Oil Refining & Marketing—3.7%
Sunoco, Inc.	154,900	4,770,920
Power Converter/Supply Equipment—3.3%
Hubbell, Inc., Class B	99,700	4,240,241
Printing-Commercial—3.1%
R.R. Donnelley & Sons Co.	198,700	3,989,896
Telephone-Integrated—12.7%
AT&T, Inc.	165,300	4,243,251
CenturyTel, Inc.	126,598	4,109,371
Verizon Communications, Inc.	139,600	4,130,764
Windstream Corp.	407,100	3,924,444
		16,407,830
Tobacco—12.9%
Altria Group, Inc.	235,300	4,261,283
Lorillard, Inc.	52,800	4,103,616
Philip Morris International, Inc.	84,600	4,006,656
Reynolds American, Inc.	90,000	4,363,200
		16,734,755

Security Description	Shares/ Principal Amount	Market Value (Note 3)
Tools-Hand Held—3.4%
Snap-On, Inc.	121,700	$4,445,701
Transport-Marine—3.2%
Frontline, Ltd.	177,100	4,131,743
Vitamins & Nutrition Products—3.3%
Herbalife, Ltd.	126,300	4,249,995
Total Long-Term Investment Securities (cost $107,558,899)		125,126,574
REPURCHASE AGREEMENT—3.1%
State Street Bank & Trust Co. Joint Repurchase Agreement(1) (cost $4,053,000)	$4,053,000	4,053,000
TOTAL INVESTMENTS (cost $111,611,899)(2)	99.7%	129,179,574
Other assets less liabilities	0.3	401,394
NET ASSETS	100.0%	$129,580,968

(1) See Note 3 for details of Joint Repurchase Agreement.

(2) See Note 7 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock
Medical Drugs	$16,483,789	$—	$—	$16,483,789
Multimedia	8,689,232	—	—	8,689,232
Telephone-Integrated	16,407,830	—	—	16,407,830
Tobacco	16,734,755	—	—	16,734,755
Other Industries*	66,810,968	—	—	66,810,968
Repurchase Agreement	—	4,053,000	—	4,053,000
Total	$125,126,574	$4,053,000	$—	$129,179,574

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

See Notes to Financial Statements

Focused StarALPHA Portfolio

PORTFOLIO PROFILE — October 31, 2009 — (unaudited)

Industry Allocation*
Repurchase Agreement	6.4%
Time Deposit	5.1
Computers	5.1
Medical-Biomedical/Gene	4.6
Finance-Other Services	4.1
Telecom Services	4.0
Oil & Gas Drilling	3.8
Retail-Drug Store	3.5
Applications Software	3.4
Electronic Components-Semiconductors	3.3
Instruments-Scientific	3.3
Web Portals/ISP	3.2
Internet Security	3.2
Diversified Operations	2.9
Airport Development/Maintenance	2.7
Agricultural Chemicals	2.7
Medical-Drugs	2.3
Commercial Services-Finance	2.2
Oil Companies-Integrated	2.2
Pharmacy Services	2.1
Investment Management/Advisor Services	2.1
Aerospace/Defense	2.1
Medical-HMO	2.1
Electric-Generation	1.9
Silver Mining	1.9
Oil Companies-Exploration & Production	1.9
Agricultural Operations	1.8
Casino Hotels	1.8
Telephone-Integrated	1.7
Retail-Computer Equipment	1.7
Computers-Memory Devices	1.7
Real Estate Operations & Development	1.6
Metal-Diversified	1.6
Cable/Satellite TV	1.5
Medical-Generic Drugs	1.5
Cellular Telecom	1.4
Financial Guarantee Insurance	1.3
Auto/Truck Parts & Equipment-Original	1.2
Diversified Banking Institutions	1.0
Investment Companies	0.1
102.0%

* Calculated as a percentage of net assets

Focused StarALPHA Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009

Security Description	Shares	Market Value (Note 3)
COMMON STOCK—90.5%
Aerospace/Defense—2.1%
Northrop Grumman Corp.	32,000	$1,604,160
Agricultural Chemicals—2.7%
Potash Corp. of Saskatchewan, Inc.	22,500	2,087,550
Agricultural Operations—1.8%
Archer-Daniels-Midland Co.	46,000	1,385,520
Airport Development/Maintenance—2.7%
Beijing Capital International Airport Co., Ltd.(1)	3,112,000	2,092,189
Applications Software—3.4%
Microsoft Corp.	93,800	2,601,074
Auto/Truck Parts & Equipment-Original—1.2%
Dana Holding Corp.†	165,000	933,900
Cable/Satellite TV—1.5%
The DIRECTV Group, Inc.†	43,200	1,136,160
Casino Hotels—1.8%
Wynn Macau, Ltd.†	1,043,357	1,346,232
Cellular Telecom—1.4%
Leap Wireless International, Inc.†	80,600	1,065,532
Commercial Services-Finance—2.2%
Visa, Inc., Class A	22,200	1,681,872
Computers—5.1%
Hewlett-Packard Co.	61,300	2,909,298
Research In Motion, Ltd.†	17,148	1,007,102
		3,916,400
Computers-Memory Devices—1.7%
STEC, Inc.†	59,600	1,270,672
Diversified Banking Institutions—1.0%
Morgan Stanley	24,000	770,880
Diversified Operations—2.9%
Icahn Enterprises LP	23,975	924,236
Leucadia National Corp.†	56,515	1,269,892
		2,194,128
Electric-Generation—1.9%
The AES Corp.†	114,000	1,489,980
Electronic Components- Semiconductors—3.3%
Avago Technologies, Ltd.†	92,200	1,383,000
ON Semiconductor Corp.†	174,100	1,164,729
		2,547,729
Finance-Other Services—4.1%
Singapore Exchange, Ltd.(1)	336,614	1,909,307
The NASDAQ OMX Group, Inc.†	65,730	1,187,084
		3,096,391
Financial Guarantee Insurance—1.3%
MBIA, Inc.†	241,245	979,455

Security Description	Shares	Market Value (Note 3)
Instruments-Scientific—3.3%
Thermo Fisher Scientific, Inc.†	55,827	$2,512,215
Internet Security—3.2%
Symantec Corp.†	137,600	2,419,008
Investment Companies—0.1%
BAM Investments, Ltd.†	9,900	100,368
Investment Management/ Advisor Services—2.1%
Invesco, Ltd.	76,700	1,622,205
Medical-Biomedical/Gene—4.6%
Alexion Pharmaceuticals, Inc.†	28,226	1,253,517
Amgen, Inc.†	26,000	1,396,980
Gilead Sciences, Inc.†	20,635	878,019
		3,528,516
Medical-Drugs—2.3%
Actelion, Ltd.†	31,200	1,719,777
Medical-Generic Drugs—1.5%
Teva Pharmaceutical Industries, Ltd. ADR	22,000	1,110,560
Medical-HMO—2.1%
WellPoint, Inc.†	34,000	1,589,840
Metal-Diversified—1.6%
Ivanhoe Mines, Ltd.†	115,576	1,244,754
Oil & Gas Drilling—3.8%
Diamond Offshore Drilling, Inc.	15,000	1,428,750
Transocean, Ltd.†	17,500	1,468,425
		2,897,175
Oil Companies-Exploration & Production—1.9%
Anadarko Petroleum Corp.	24,000	1,462,320
Oil Companies-Integrated—2.2%
Murphy Oil Corp.	27,000	1,650,780
Pharmacy Services—2.1%
Medco Health Solutions, Inc.†	29,000	1,627,480
Real Estate Operations & Development—1.6%
Brookfield Asset Management, Inc., Class A	59,765	1,249,088
Retail-Computer Equipment—1.7%
GameStop Corp., Class A†	52,400	1,272,796
Retail-Drug Store—3.5%
CVS Caremark Corp.	76,100	2,686,330
Silver Mining—1.9%
Silver Standard Resources, Inc.†	80,000	1,486,400
Telecom Services—4.0%
Telecity Group PLC†(1)	263,089	1,443,882
Vonage Holdings Corp.†	1,000,000	1,580,000
		3,023,882
Telephone-Integrated—1.7%
Verizon Communications, Inc.	45,000	1,331,550

Focused StarALPHA Portfolio

PORTFOLIO OF INVESTMENTS — October 31, 2009 — (continued)

Security Description	Shares/ Principal Amount	Market Value (Note 3)
Web Portals/ISP—3.2%
Google, Inc., Class A†	4,600	$2,466,152
Total Long-Term Investment Securities (cost $73,156,900)		69,201,020
SHORT-TERM INVESTMENT SECURITIES—5.1%
Time Deposit—5.1%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 11/02/09 (cost $3,929,000)	$3,929,000	3,929,000
REPURCHASE AGREEMENT—6.4%
State Street Bank & Trust Co. Joint Repurchase Agreement(2) (cost $4,847,000)	4,847,000	4,847,000
TOTAL INVESTMENTS (cost $81,932,900)(3)	102.0%	77,977,020
Liabilities in excess of other assets	(2.0)	(1,506,212)
NET ASSETS	100.0%	$76,470,808

† Non-income producing security

(1) Security was valued using fair value procedures at October 31, 2009. The aggregate value of these securities was $5,445,378 representing 7.1% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 3 regarding fair value pricing for foreign equity securities.

(2) See Note 3 for details of Joint Repurchase Agreement.

(3) See Note 7 for cost of investments on a tax basis.

ADR—American Depository Receipt

The following is a summary of the inputs used to value the Portfolio's net assets as of October 31, 2009 (See Note 3):

	Level 1- Unadjusted Quoted Prices	Level 2- Other Observable Inputs	Level 3- Signifcant Unobservable Inputs	Total
Long-Term Investment Securities:
Common Stock
Computers	$3,916,400	$—	$—	$3,916,400
Other Industries*	59,839,242	5,445,378+	—	65,284,620
Short-Term Investment Securities:
Time Deposit	—	3,929,000	—	3,929,000
Repurchase Agreement	—	4,847,000	—	4,847,000
Total	$63,755,642	$14,221,378	$—	$77,977,020

* Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets.

+ Includes foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities; therefore these investment securities were classified as Level 2 instead of Level 1. (See Note 3)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS — October 31, 2009

Note 1.  Organization

SunAmerica Focused Series, Inc. (the "Fund"), is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica")*. The Fund currently consists of fifteen separate investment series (each a "Portfolio" and collectively, the "Portfolios") each with a distinct investment objective or strategy. Each Portfolio is managed by a single adviser, except for the Focused StarALPHA Portfolio. With respect to the Focused Equity Strategy Portfolio, Focused Multi-Asset Strategy Portfolio, Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Fixed Income Strategy Portfolio, each of these Portfolios has a principal investment technique to invest in a combination of SunAmerica funds as described below and may also invest in any other affiliated SunAmerica funds (collectively, the "Underlying Funds").

The investment objective and principal investment techniques for each of the Portfolios is as follows:

Focused Equity Strategy Portfolio seeks growth of capital through allocation of assets among (i) a combination of funds within the Fund, SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund, a series of AIG Series Trust. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in equity securities.

Focused Multi-Asset Strategy Portfolio seeks growth of capital through allocation of assets among (i) a combination of funds within the Fund, SunAmerica Income Funds and SunAmerica Equity Funds, investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund, a series of AIG Series Trust.

Focused Balanced Strategy Portfolio seeks growth of capital and conservation of principal through allocation of assets among (i) a combination of funds within the Fund, SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities, and (ii) the SunAmerica Alternative Strategies Fund, a series of AIG Series Trust.

Focused Fixed Income and Equity Strategy Portfolio seeks current income with growth of capital as a secondary objective through allocation of assets among a combination of funds within the Fund, SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income and/or equity securities.

Focused Fixed Income Strategy Portfolio seeks current income through allocation of assets among a combination of funds within the Fund, SunAmerica Income Funds, SunAmerica Equity Funds and in the SunAmerica Senior Floating Rate Fund, Inc., investing in equity and fixed income securities. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in Underlying Funds that invest primarily in fixed income securities.

Focused Large-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in large-cap companies.

Focused Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization.

Focused Mid-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in mid-cap companies.

*  Effective April 1, 2009, AIG SunAmerica Asset Management Corp. changed its name to SunAmerica Asset Management Corp.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

Focused Small-Cap Growth Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Growth Index.

Focused Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, without regard to market capitalization.

Focused Small-Cap Value Portfolio seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in small-cap companies with characteristics similar to those contained in the Russell 2000 Value Index.

Focused Growth and Income Portfolio seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the Adviser believes have elements of growth and value, issued by large-cap companies, including those that offer the potential for a reasonable level of current income. The Adviser may emphasize either a growth orientation or a value orientation at any particular time.

Focused Technology Portfolio seeks long-term growth of capital through active trading of equity securities of companies that offer the potential for long-term growth of capital and that the Adviser believes will benefit significantly from technological advances or improvements, without regard to market capitalization. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in such securities.

Focused Dividend Strategy Portfolio seeks total return (including capital appreciation and current income) by employing a "buy and hold" strategy with up to thirty high dividend yielding equity securities selected annually from the Dow Jones Industrial Average and the broader market. At least 80% of the Portfolio's net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

Focused StarALPHA Portfolio seeks total return through active trading of equity securities selected on the basis of company fundamentals, without regard to investment style or market capitalization.

The Asset Allocation Strategy Portfolios: Focused Equity Strategy, Focused Multi-Asset Strategy, Focused Balanced Strategy, Focused Fixed Income and Equity Strategy, and Focused Fixed Income Strategy ("Strategy Portfolios") invest in various SunAmerica funds, some of which are not presented in this report. Additional information on the Underlying Funds is available at our website, www.sunamericafunds.com.

All of the Portfolios are non-diversified as defined by the Investment Company Act of 1940, as amended, (the "1940 Act").

Classes of Shares: Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares—  Offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

Class B shares—  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares—  Offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

Class I shares—  Offered at net asset value per share exclusively for sale to certain institutions.

Class Z shares—  Offered at net asset value per share exclusively for sale to SunAmerica affiliated companies' retirement plans.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Fund's registration statement. Class A, Class B and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class C shares are subject to higher distribution fee rates. There are no distribution payments applicable to Class I and no distribution or account maintenance fee payments applicable to Class Z. For the Strategy Portfolios, only Class B shares and Class C shares make distribution fee payments.

Indemnification: Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, pursuant to Indemnification Agreements between the Fund and each of the current directors who is not an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Fund (collectively, the "Disinterested Directors"), the Fund provides the Disinterested Directors with a limited indemnification against liabilities arising out of the performance of their duties to the Fund, whether such liabilities are asserted during or after their service as directors. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.  Fund Merger

Pursuant to a plan of reorganization, all the assets and liabilities of Focused Mid-Cap Value Portfolio were transferred in a tax-free exchange to the Focused Small-Cap Value Portfolio, in exchange for shares of Focused Small-Cap Value Portfolio. The details of the reorganization, which was consummated on October 26, 2009, are set forth below.

Class A, Class B, and Class C shares of Focused Mid-Cap Value Portfolio were exchanged tax-free for Class A, Class B, and Class C shares of Focused Small-Cap Value Portfolio at an exchange ratio of 0.86 to 1, 0.95 to 1 and 0.95 to 1, respectively.

Net assets and unrealized appreciation (depreciation) as of the merger date were as follows:

Net assets of the Focused Mid-Cap Value Portfolio prior to merger	$47,075,422
Net assets of the Focused Small-Cap Value Portfolio prior to merger	$139,000,085
Aggregate net assets of the Focused Small-Cap Value Portfolio following acquisition	$186,075,507
Shares of the Focused Small-Cap Value Portfolio issued in connection with the acquisition of the Focused Mid-Cap Value Portfolio	3,667,530
Unrealized appreciation (depreciation) in the Focused Mid-Cap Value Portfolio	$3,534,474

Note 3.  Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

Security Valuations: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Portfolio's shares, and a Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, a Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the "Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but a Portfolio is open. For foreign equity securities, the Portfolios use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The various inputs that may be used to determine the value of the Portfolios' investments are summarized into three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, quoted prices in inactive markets, etc.)

Level 3 – Significant unobservable inputs (includes inputs that reflect the Portfolios' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Portfolios' net assets as of October 31, 2009 are reported on a schedule following the Portfolio of Investments.

Derivative Instruments:

Options: Certain Portfolios may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Portfolio's market exposure, to seek higher investment returns, to seek protection against a

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

decline in the value of a Portfolio's securities or an increase in prices of securities that may be purchased, or to generate income. As of October 31, 2009, none of the following Portfolios had open options contracts.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Portfolio writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Portfolio purchases a call or a put option, it pays a premium which reflects the current market value of the option and is included on the Portfolio's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

Risks to the Portfolios of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

For the year ended October 31, 2009, transactions in written options were as follows:

Focused Small-Cap Value Portfolio
	Contracts	Amount
Options outstanding at October 31, 2008	—	$—
Options written during the period	2,800	734,146
Options terminated in closing purchase transactions	(2,800)	(734,146)
Options exercised	—	—
Options expired	—	—
Options outstanding as of October 31, 2009	—	$—

Repurchase Agreements: The Portfolios, along with other affiliated registered investment companies, pursuant to and in accordance with applicable Securities and Exchange Commission ("SEC") guidance, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest, to ensure that the value at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

As of October 31, 2009, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co.:

Portfolio	Percentage Interest	Principal Amount
Focused Large-Cap Growth	4.82%	$6,604,000
Focused Small-Cap Value	13.13	17,974,000
Focused Technology	1.58	2,157,000
Focused Dividend Strategy	2.96	4,053,000
Focused StarALPHA	3.54	4,847,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank & Trust Co., dated October 30, 2009, bearing interest at a rate of 0.01% per annum, with a principal amount of $136,902,000, a repurchase price of $136,902,114 and a maturity date of November 2, 2009. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Bills	0.10%	04/01/2010	$139,725,000	$139,641,165

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed after ex-dividend date. The Strategy Portfolios invest in a combination of SunAmerica Mutual Funds including funds investing in fixed income securities. Distributions from income from Underlying Funds, if any, are recorded to income on ex-dividend date. Distributions from net realized capital gains from Underlying Funds, if any, are recorded to realized gains on ex-dividend date. For financial statement purposes, the Fund amortizes all premiums and accretes all discounts on fixed income securities. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods. In all respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits in the Statement of Operations. For the Strategy Portfolios, the expenses included in the accompanying financial statements reflect the expenses of the Strategy Portfolios and do not include indirect expenses borne by each Strategy Portfolio in connection with its investment in the Underlying Funds.

Dividends from net investment income, if any, are normally paid quarterly for the Focused Balanced Strategy Portfolio, Focused Fixed Income and Equity Strategy Portfolio, Focused Growth and Income Portfolio and Focused Dividend Strategy Portfolio. Dividends from net investment income, if any, for the Focused Fixed Income Strategy Portfolio will normally be declared daily and paid quarterly. All other Portfolios pay annually. Capital gain distributions, if any, are paid annually. Each of the Portfolios reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income (loss), net realized gain (loss), and net assets are not affected by these reclassifications.

The Portfolios intend to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. Each Portfolio is considered a separate entity for tax purposes. The Portfolios file U.S. federal and certain state income tax returns. With few exceptions, the Portfolios are no longer subject to U.S. federal and state tax examination by tax authorities for tax years ending before 2005.

Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of Portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and changes in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

Note 4.  Investment Advisory and Management Agreement, Distribution Agreement and Service Agreements

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:

Portfolio	Percentage
Focused Equity Strategy	0.10%
Focused Multi-Asset Strategy	0.10%
Focused Balanced Strategy	0.10%
Focused Fixed Income and Equity	0.10%
Focused Fixed Income Strategy	0.10%
Focused Large-Cap Growth	0.75%
Focused Growth	1.00%
Focused Mid-Cap Growth	1.00%
Focused Small-Cap Growth*	1.00%
Focused Value	1.00%
Focused Small-Cap Value	0.75%
Focused Growth and Income	1.00%
Focused Technology	1.00%
Focused Dividend Strategy	0.35%
Focused StarALPHA	1.00%

*  Effective December 7, 2009, the investment advisory and management fee was decreased from 1.00% of average daily net assets to 0.75% of average daily net assets. Please see Note 14 for additional information.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

Effective August 22, 2008, SunAmerica agreed to voluntarily waive 0.03% of the investment advisory and management fees for the Focused Value Portfolio. Effective August 26, 2009, SunAmerica removed the 0.03% waiver from the Focused Value Portfolio. For the year ended October 31, 2009, the amount of investment advisory and management fees waived were $53,679.

The Agreement authorizes SunAmerica to retain one or more Subadvisers to manage the investment and reinvestment of the assets of their respective Portfolios, or portions thereof, for which they are responsible. SunAmerica does not retain any Subadviser with respect to the Strategy Portfolios, Focused Large-Cap Growth Portfolio, Focused Small-Cap Value Portfolio, Focused Technology Portfolio, and the Focused Dividend Strategy Portfolio. The organizations described below acted as Advisors (as defined in the Prospectus) as of the end of the fiscal period to which this report relates with respect to the corresponding Portfolios pursuant to Subadvisory Agreements with SunAmerica (and in the case of SunAmerica, pursuant to the Agreement). Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Board of the Fund and the oversight and supervision of SunAmerica, which pays the Subadvisers' fees. Effective June 22, 2009, SunAmerica assumed day to day portfolio management responsibility for the portion of the Focused StarALPHA Portfolio previously managed by Janus Capital Management, LLC. As a result of this change, SunAmerica now acts as Adviser for two portions of the Focused StarALPHA Portfolio. Each portion of the Focused StarALPHA Portfolio managed by SunAmerica will be treated as if managed by a separate Adviser, including for purposes of determining the number of securities in which an Adviser may invest under the Portfolio's "focused" strategy.

Focused Growth Portfolio
Janus Capital Management LLC

Focused Mid-Cap Growth Portfolio
Munder Capital Management

Focused Small-Cap Growth Portfolio
BAMCO, Inc.

Focused Value Portfolio
Kinetics Asset Management, Inc.

Focused Growth and Income Portfolio
BlackRock Investment Management, LLC

Focused StarALPHA Portfolio
SunAmerica
SunAmerica
BlackRock Investment Management, LLC
Kinetics Asset Management, Inc.
Thornburg Investment Management, Inc.

Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Subadviser. For the year ended October 31, 2009, SunAmerica paid the Subadvisers for each Portfolio the following annual rates, expressed as a percentage of the average daily net assets of each Portfolio:

Portfolio	Percentage
Focused Growth	0.40%
Focused Mid-Cap Growth	0.50%
Focused Small-Cap Growth	0.60%
Focused Value	0.35%
Focused Growth and Income	0.40%
Focused StarALPHA	0.27%

SunAmerica contractually agreed to waive fees and/or reimburse expenses, if necessary, at or below the following percentages of each Portfolio's average daily net assets. Annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The contractual expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Board, including a majority of the Disinterested Directors.

Portfolio	Class A	Class B	Class C	Class I
Focused Growth	1.72%	2.37%	2.37%	—
Focused Mid-Cap Growth	1.72%	2.37%	2.37%	—
Focused Small-Cap Growth	1.72%	2.37%	2.37%	1.62%
Focused Value	1.72%	2.37%	2.37%	—
Focused Small-Cap Value	1.72%	2.37%	2.37%	—
Focused Growth and Income	1.72%	2.37%	2.37%	—
Focused Technology	1.88%	2.53%	2.53%	—
Focused Dividend Strategy	0.95%	1.60%	1.60%	—
Focused StarALPHA	1.72%	—	2.37%	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, for the Strategy Portfolios, so that the total net expense ratio for the following classes do not exceed the amounts set forth below. Annual fund operating expenses do not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

Portfolio	Class A	Class B	Class C	Class I
Focused Equity Strategy	0.25%	0.90%	0.90%	0.15%
Focused Multi-Asset Strategy	0.25%	0.90%	0.90%	—
Focused Balanced Strategy	0.25%	0.90%	0.90%	0.15%
Focused Fixed Income and Equity Strategy	0.25%	0.90%	0.90%	—
Focused Fixed Income Strategy	0.25%	0.90%	0.90%	—

For the year ended October 31, 2009, pursuant to the contractual and voluntary expense limitations in the above tables, SunAmerica has waived and/or reimbursed expenses as follows:

Portfolio	Other Expenses Reimbursed
Focused Fixed Income and Equity Strategy	$34,764

Portfolio	Other Expenses Reimbursed
Focused Fixed Income Strategy	$46,008

Portfolio	Class Specific Expenses Reimbursed
Focused Equity Strategy Class A	$44,189
Focused Equity Strategy Class B	27,742
Focused Equity Strategy Class C	31,944
Focused Equity Strategy Class I	11,865
Focused Balanced Strategy Class I	11,487
Focused Fixed Income and Equity Strategy Class A	18,253
Focused Fixed Income and Equity Strategy Class B	14,819
Focused Fixed Income and Equity Strategy Class C	16,989
Focused Fixed Income Strategy Class A	17,258
Focused Fixed Income Strategy Class B	13,553
Focused Fixed Income Strategy Class C	15,515
Focused Growth Class A	98,404
Focused Growth Class B	32,073
Focused Growth Class C	28,685
Focused Mid-Cap Growth Class A	62,317
Focused Mid-Cap Growth Class B	12,697
Focused Mid-Cap Growth Class C	17,304

Portfolio	Class Specific Expenses Reimbursed
Focused Small-Cap Growth Class A	$71,002
Focused Small-Cap Growth Class B	23,218
Focused Small-Cap Growth Class C	29,450
Focused Small-Cap Growth Class I	10,700
Focused Value Class A	89,134
Focused Value Class B	52,201
Focused Value Class C	58,992
Focused Small-Cap Value Class B	1,276
Focused Growth and Income Class A	65,426
Focused Growth and Income Class B	28,965
Focused Growth and Income Class C	37,869
Focused Technology Class A	30,739
Focused Technology Class B	15,731
Focused Technology Class C	21,326
Focused Dividend Strategy Class A	87,341
Focused Dividend Strategy Class B	35,051
Focused Dividend Strategy Class C	62,654
Focused StarALPHA Class A	59,702
Focused StarALPHA Class C	21,426

Any voluntary or contractual waivers and/or reimbursement made by SunAmerica are subject to recoupment from the Portfolios within the following two years of making such waivers and/or reimbursements, provided that the Portfolios are able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.**

**  SunAmerica has agreed to waive its right to recoup payments made prior to February 1, 2008 under the Expense Limitation Agreement with respect to the Focused Technology Portfolio for a period of two years from February 1, 2008 to January 31, 2010.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

For the year ended October 31, 2009, the amounts recouped by SunAmerica were as follows:

Amount
Focused Equity Strategy Class A	$11,174
Focused Equity Strategy Class B	7,815
Focused Equity Strategy Class C	17,174
Focused Growth Class A	13,103
Focused Growth Class B	1,759
Focused Growth Class C	3,353
Focused Mid-Cap Growth Class C	536
Focused Small-Cap Growth Class A	36,528
Focused Small-Cap Growth Class B	2,741
Focused Small-Cap Growth Class C	8,262

Amount
Focused Small-Cap Growth Class I	$533
Focused Value Class A	15,266
Focused Value Class B	3,718
Focused Value Class C	8,214
Focused Small-Cap Value Class B	11,667
Focused Growth and Income Class A	11,152
Focused Growth and Income Class B	1,969
Focused Growth and Income Class C	3,887
Focused Technology Class A	16,488
Focused Technology Class C	1,063

As of October 31, 2009, the amount of expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment are as follows:

Portfolio	Other Expenses Reimbursed
Focused Fixed Income and Equity Strategy	$52,771
Focused Fixed Income Strategy	99,915

Portfolio	Other Expenses Reimbursed
Focused Small-Cap Growth	$22,687
Focused Technology	30,290

Portfolio	Class Specific Expenses Reimbursed
Focused Equity Strategy Class A	$33,015
Focused Equity Strategy Class B	19,927
Focused Equity Strategy Class C	14,770
Focused Equity Strategy Class I	21,978
Focused Balanced Strategy Class I	20,140
Focused Fixed Income and Equity Strategy Class A	37,530
Focused Fixed Income and Equity Strategy Class B	30,481
Focused Fixed Income and Equity Strategy Class C	35,832
Focused Fixed Income Strategy Class A	30,311
Focused Fixed Income Strategy Class B	25,587
Focused Fixed Income Strategy Class C	32,279
Focused Growth Class A	85,300
Focused Growth Class B	45,227
Focused Growth Class C	34,773
Focused Mid-Cap Growth Class A	111,349
Focused Mid-Cap Growth Class B	25,043
Focused Mid-Cap Growth Class C	36,269

Portfolio	Class Specific Expenses Reimbursed
Focused Small-Cap Growth Class A	$69,658
Focused Small-Cap Growth Class B	49,094
Focused Small-Cap Growth Class C	40,892
Focused Small-Cap Growth Class I	19,793
Focused Value Class A	73,868
Focused Value Class B	48,483
Focused Value Class C	50,777
Focused Small-Cap Value Class B	12,771
Focused Growth and Income Class A	54,274
Focused Growth and Income Class B	34,732
Focused Growth and Income Class C	33,982
Focused Technology Class A	21,305
Focused Technology Class B	25,757
Focused Technology Class C	25,344
Focused Dividend Strategy Class A	152,320
Focused Dividend Strategy Class B	78,002
Focused Dividend Strategy Class C	142,786
Focused StarALPHA Class A	107,833
Focused StarALPHA Class C	34,821

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor")†, an affiliate of SunAmerica. Each Portfolio has adopted a Distribution Plan on behalf of Class A, B and C shares of the Focused Portfolios and Class B and C shares of the Strategy Portfolios (each a "Plan" and collectively, the "Plans"), in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," and "Class C Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

†  Effective November 12, 2008, AIG SunAmerica Capital Services, Inc. changed its name to SunAmerica Capital Services, Inc.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

Under the Focused Portfolios' Class A Plan, Class B Plan, and Class C Plan, the Distributor receives a distribution fee from a Portfolio at an annual rate of 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. For the Strategy Portfolios, the Distributor receives payments at an annual rate of up to 0.65% of average daily net assets for both Class B and Class C. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. Except for the Strategy Portfolios, the Plans provide that each class of shares of each Portfolio will also pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2009, SACS received fees, as reflected in the Statement of Operations, based upon the aforementioned rates.

The Fund, on behalf of the Portfolios that offer Class I shares, has entered into an Administrative and Shareholder Services Agreement with SACS, pursuant to which SACS is paid a fee of 0.25% of average daily net assets of Class I shares as compensation for providing additional shareholder services to Class I shareholders.

SACS receives sales charges on each Portfolio's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class C shares. SACS has advised the Portfolios that for the year ended October 31, 2009, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class B	Class C
Portfolio	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
Focused Equity Strategy	$217,523	$69,202	$116,974	$27	$120,688	$7,061
Focused Multi-Asset Strategy	425,783	149,590	215,610	2,186	192,976	19,271
Focused Balanced Strategy	239,541	67,020	136,397	3,012	83,199	10,159
Focused Fixed Income and Equity Strategy	44,786	8,535	29,483	4	19,179	1,480
Focused Fixed Income Strategy	15,029	7,596	5,248	—	7,226	1,763
Focused Large-Cap Growth	108,880	50,103	43,688	68	62,591	2,297
Focused Growth	154,858	62,553	70,448	—	46,407	3,978
Focused Mid-Cap Growth	8,589	4,306	3,042	—	1,251	236
Focused Small-Cap Growth	37,021	13,723	17,958	39	16,361	1,054
Focused Value	139,175	53,933	65,038	—	43,868	3,603
Focused Small-Cap Value	28,831	14,979	9,801	17	14,596	714
Focused Growth and Income	34,893	13,899	16,179	—	43,111	1,388
Focused Technology	38,625	8,600	24,620	—	6,982	1,564
Focused Dividend Strategy	81,957	6,230	64,168	—	28,427	1,111
Focused StarALPHA	18,857	3,919	12,171	76	—	1,295

The Fund, on behalf of each Portfolio, except for the Class Z shares, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS")*, an affiliate of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, pursuant to which SAFS receives a fee from each Portfolio (except the Strategy Portfolios) to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board. For the year ended October 31, 2009, the Portfolios incurred the following expenses, which are included in transfer agent fees and expenses in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

*  Effective March 17, 2009, AIG SunAmerica Fund Services, Inc. changed its name to SunAmerica Fund Services, Inc.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

	Expense				Payable At October 31, 2009
Portfolio	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Focused Large-Cap Growth	$413,883	$95,087	$197,406	$—	$38,917	$7,481	$17,787	$—
Focused Growth	280,021	46,815	60,300	—	27,001	4,248	5,976	—
Focused Mid-Cap Growth	88,064	1,387	4,749	—	7,219	126	299	—
Focused Small-Cap Growth	191,182	24,490	52,707	5,134	17,414	2,090	4,309	268
Focused Value	254,055	88,986	151,183	—	25,597	6,884	14,368	—
Focused Small-Cap Value	227,356	26,185	55,599	—	20,781	2,282	5,333	—
Focused Growth and Income	159,052	42,573	87,615	—	14,042	3,344	7,091	—
Focused Technology	84,548	11,590	21,561	—	11,154	1,059	2,144	—
Focused Dividend Strategy	122,946	31,687	82,251	—	13,246	3,054	8,467	—
Focused StarALPHA	145,515	—	21,267	—	13,302	—	1,730	—

At October 31, 2009, the following affiliates owned outstanding shares of the following classes of Portfolios:

Portfolio	Holder	Percentage
Focused Large-Cap Growth, Class A	Focused Equity Strategy Portfolio	6%
	Focused Multi-Asset Strategy Portfolio	5
	Focused Balanced Strategy Portfolio	5
Focused Growth, Class A	Focused Equity Strategy Portfolio	11
	Focused Balanced Strategy Portfolio	6
Focused Mid-Cap Growth, Class A	Focused Equity Strategy Portfolio	58
	Focused Multi-Asset Strategy Portfolio	29
Focused Small-Cap Growth, Class A	Focused Equity Strategy Portfolio	18
	Focused Multi-Asset Strategy Portfolio	16
Focused Value, Class A	Focused Equity Strategy Portfolio	9
	Focused Balanced Strategy Portfolio	4
Focused Small-Cap Value, Class A	Focused Equity Strategy Portfolio	25
	Focused Multi-Asset Strategy Portfolio	18
	Focused Balanced Strategy Portfolio	12
Focused Growth and Income, Class A	Focused Equity Strategy Portfolio	9
	Focused Balanced Strategy Portfolio	12
Focused Technology, Class A	Focused Equity Strategy Portfolio	16
	Focused Multi-Asset Strategy Portfolio	31
Focused Dividend Strategy, Class A	Focused Equity Strategy Portfolio	8
	Focused Balanced Strategy Portfolio	15
Focused StarALPHA, Class A	Focused Multi-Asset Strategy Portfolio	60
	Focused Fixed Income and Equity Strategy Portfolio	13
	Focused Fixed Income Strategy Portfolio	2

The Strategy Portfolios do not invest in funds advised by SunAmerica (each a "SunAmerica Fund" and collectively, the "SunAmerica Funds") for the purpose of exercising management or control; however, investments by the Strategy Portfolios within the set limits may represent a significant portion of an underlying SunAmerica Fund's net

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

assets. At October 31, 2009, each Strategy Portfolio held less than 60% of the outstanding shares of any underlying SunAmerica Fund. In addition, the Strategy Portfolios, in the aggregate, held less than 87% of the outstanding shares of any underlying SunAmerica Funds.

On February 9, 2009, the Focused StarALPHA Portfolio purchased 23,700 shares of iShares TR Russell 1000 Growth Index resulting in the Portfolio's position in the security to exceed 5% of assets. The Portfolio is subject to a limitation which prohibits the Portfolio from investing more than 5% of assets in a single investment company. On February 12, 2009, the Portfolio sold 15,000 shares of iShares TR Russell 1000 Growth Index of which 931 shares reduced the Portfolio's position in the security to less than 5% of assets. The sale of 931 shares resulted in a loss of $1,996 to the Portfolio, which was reimbursed by SunAmerica.

On March 4, 2009, American International Group, Inc. ("AIG"), the ultimate parent of SunAmerica, SACS and SAFS, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Note 5.  Purchase and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2009, were as follows:

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Strategy Portfolio
Purchases (excluding U.S. government securities)	$85,839,563	$128,894,729	$101,795,018	$9,250,257	$11,065,287
Sales (excluding U.S. government securities)	147,979,982	210,304,080	149,846,488	17,733,326	13,585,376
Purchase of U.S. government securities	—	—	—	—	—
Sales of U.S. government securities	—	—	—	—	—

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio
Purchases (excluding U.S. government securities)	$208,899,186	$72,099,467	$20,904,182	$8,251,373
Sales (excluding U.S. government securities)	278,347,053	102,462,736	44,642,035	40,767,055
Purchase of U.S. government securities	—	—	—	—
Sales of U.S. government securities	—	—	—	—

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

	Focused Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio
Purchases (excluding U.S. government securities)	$133,282,101	$398,666,891	$171,049,838
Sales (excluding U.S. government securities)	167,985,572	456,841,494	221,155,276
Purchase of U.S. government securities	—	—	—
Sales of U.S. government securities	—	—	—
	Focused Technology Portfolio	Focused Strategy Dividend Portfolio	Focused StarALPHA Portfolio
Purchases (excluding U.S. government securities)	$84,911,637	$87,166,350	$164,588,070
Sales (excluding U.S. government securities)	60,824,540	93,359,429	185,989,857
Purchase of U.S. government securities	—	—	—
Sales of U.S. government securities	—	—	—

Note 6.  Transactions with Affiliates

As disclosed in the Portfolio of Investments, certain Portfolios owned shares of various SunAmerica Mutual Funds. For the year ended October 31, 2009, transactions in these securities were as follows:

Portfolio	Security	Income	Capital Gain Distribution Received	Market Value at October 31, 2008
Focused Equity Strategy	Various SunAmerica Funds*	$2,415,464	$—	$254,927,472
Focused Multi-Asset Strategy	Various SunAmerica Funds*	10,132,273	355,550	464,774,315
Focused Balanced Strategy	Various SunAmerica Funds*	4,332,306	285,699	245,362,427
Focused Fixed Income and Equity Strategy	Various SunAmerica Funds*	587,072	54,830	37,596,787
Focused Fixed Income Strategy	Various SunAmerica Funds*	684,564	41,466	20,833,637

Portfolio	Security	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value at October 31, 2009
Focused Equity Strategy	Various SunAmerica Funds*	$88,255,430	$147,979,982	$(75,218,184)	$101,844,228	$221,828,964
Focused Multi-Asset Strategy	Various SunAmerica Funds*	139,391,849	210,304,080	(91,522,512)	141,606,070	443,945,642
Focused Balanced Strategy	Various SunAmerica Funds*	106,416,343	149,846,488	(31,283,021)	50,505,859	221,155,120
Focused Fixed Income and Equity Strategy	Various SunAmerica Funds*	9,893,341	17,733,326	(1,047,440)	3,409,536	32,118,898
Focused Fixed Income Strategy	Various SunAmerica Funds*	11,788,837	13,585,376	(1,145,233)	2,652,172	20,544,037

* See Portfolio of Investments for details.

The Portfolios are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common directors, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the 1940 Act, such transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended October 31, 2009, the following Portfolios engaged in securities transactions with affiliated funds:

Fund	Cost of Purchases	Proceeds from sales	Realized Gain (Loss)
Focused Growth and Income	$16,250,472	$6,431,440	$(1,047,286)
Focused StarALPHA	1,069,560	846,950	(375,141)

Note 7.  Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily from wash sales, retirement pension expense, derivative transactions and investments in passive foreign investment companies.

	Distributable Earnings			Tax Distributions
	For the year ended October 31, 2009
Portfolio	Ordinary Income	Long-term Gains/ Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains	Return of Capital
Focused Equity Strategy	$959,856	$(173,944,608)	$(10,027,716)	$819,644	$—	$—
Focused Multi-Asset Strategy	1,262,524	(107,739,397)	(60,244,402)	10,711,897	—	—
Focused Balanced Strategy	27,664	(80,594,356)	(10,085,642)	3,478,723	—	—
Focused Fixed Income and Equity Strategy	21,342	(5,739,589)	(3,624,334)	433,867	—	—
Focused Fixed Income Strategy	46,169	(2,539,892)	303,301	548,589	—	—
Focused Large-Cap Growth	—	(264,140,643)	3,680,312	—	—	—
Focused Growth	—	(61,432,286)	5,090,864	—	—	—
Focused Mid-Cap Growth	—	(27,929,867)	2,718,941	—	—	—
Focused Small-Cap Growth	—	(34,850,943)	13,873,043	—	—	—
Focused Value	—	(187,338,904)	6,978,339	705,470	—	221,388
Focused Small-Cap Value	3,110,905	(83,600,932)	(355,704)	344,116	—	—
Focused Growth and Income	—	(155,215,125)	(2,105,311)	—	—	—
Focused Technology	—	(38,392,463)	6,360,206	—	—	—
Focused Dividend Strategy	323,627	(48,488,149)	14,791,814	3,969,894	—	—
Focused StarALPHA	32,933	(44,699,056)	(4,562,559)	—	—	—

* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

	Tax Distributions
	For the year ended October 31, 2008
Portfolio	Ordinary Income	Long-Term Capital Gains	Return of Capital
Focused Equity Strategy	$20,503,545	$106,299,686	$—
Focused Multi-Asset Strategy	29,134,458	138,084,800	—
Focused Balanced Strategy	17,645,833	53,045,628	—
Focused Fixed Income and Equity Strategy	2,108,680	3,556,099	—
Focused Fixed Income Strategy	933,094	806,786	—
Focused Large-Cap Growth	—	—	—
Focused Growth	10,696,933	8,986,909	—
Focused Mid-Cap Growth	8,268,237	7,197,303	46,803
Focused Small-Cap Growth	—	55,574,295	—
Focused Value	24,094,895	119,057,486	—
Focused Small-Cap Value	19,054,690	6,738,204	—
Focused Growth and Income	26,075,776	51,370,060	—
Focused Technology	—	—	—
Focused Dividend Strategy	10,477,233	27,741,499	—
Focused StarALPHA	—	—	65,544

For the period ended October 31, 2009, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of net investment losses, expiration of capital loss carryforward amounts, non deductible expenses, disposition of passive foreign investment companies securities, capital loss carryforwards acquired as the result of mergers, treatment of foreign currency, and dividends from regulated investment companies,to the components of net assets as follows:

Portfolio	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Focused Equity Strategy	$—	$772,677	$(772,677)
Focused Multi-Asset Strategy	355,550	(355,550)	—
Focused Balanced Strategy	285,699	(285,699)	—
Focused Fixed Income and Equity Strategy	54,830	(54,830)	—
Focused Fixed Income Strategy	41,466	(41,466)	—
Focused Large-Cap Growth	2,093,046	1,857,128	(3,950,174)
Focused Growth	2,029,104	6,828,881	(8,857,985)
Focused Mid-Cap Growth	256,114	455	(256,569)
Focused Small-Cap Growth	1,774,916	—	(1,774,916)
Focused Value	1,063,718	(98,353)	(965,365)
Focused Small-Cap Value	1,829,974	(22,155,528)	20,325,554
Focused Growth and Income	127,944	—	(127,944)
Focused Technology	794,082	131,865,059	(132,659,141)
Focused Dividend Strategy	—	—	—
Focused StarALPHA	461,006	(469,270)	8,264

As of October 31, 2009, for Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

Fund	Capital Loss Carryforward
	2010	2011	2012	2013	2014	2015	2016	2017
Focused Equity Strategy	$811,968	$—	$—	$—	$—	$—	$96,536,725	$76,595,915
Focused Multi-Asset Strategy	—	—	—	—	—	—	12,934,167	94,805,230
Focused Balanced Strategy	—	—	—	—	—	—	49,420,790	31,173,566
Focused Fixed Income and Equity Strategy	—	—	—	—	—	—	4,868,079	871,510
Focused Fixed Income Strategy	—	—	—	—	—	—	1,566,481	973,411
Focused Large-Cap Growth	170,344,144	—	—	—	—	—	—	93,796,499
Focused Growth	—	—	—	—	—	—	29,163,404	32,268,882
Focused Mid-Cap Growth	—	—	—	—	—	—	7,980,888	19,948,979
Focused Small-Cap Growth	—	—	—	—	—	-—	13,018,049	21,832,894
Focused Value	—	—	—	—	—	—	98,402,946	88,935,958
Focused Small-Cap Value*	—	—	—	—	—	9,801,506	55,284,880	18,514,546
Focused Growth and Income	—	—	—	—	—	—	102,242,251	52,972,874
Focused Technology	27,908,897	—	—	—	—	—	9,421,699	1,061,867
Focused Dividend Strategy	—	—	—	—	—	—	19,525,246	28,962,903
Focused StarALPHA	—	—	—	—	—	245,539	22,490,914	21,962,603

*  Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law.

The Portfolio's indicated below, utilized capital loss carryforwards, which offset net taxable gains realized in the year ended October 31, 2009.

Portfolio	Capital Loss Carryforward Utilized	Capital Loss Carryforward Expired
Focused Equity Strategy	$—	$772,677
Focused Multi-Asset Strategy	—	—
Focused Balanced Strategy	—	—
Focused Fixed Income and Equity Strategy	—	—
Focused Fixed Income Strategy	—	—
Focused Large-Cap Growth	—	2,482,846
Focused Growth	—	6,853,867
Focused Mid-Cap Growth	—	—
Focused Small-Cap Growth	—	—
Focused Value	—	—
Focused Small-Cap Value	—	—
Focused Growth and Income	—	—
Focused Technology	—	131,865,059
Focused Dividend Strategy	—	—
Focused StarALPHA	—	—

As of October 31, 2009, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows:

	Focused Equity Strategy Portfolio	Focused Multi-Asset Strategy Portfolio	Focused Balanced Strategy Portfolio	Focused Fixed Income and Equity Strategy Portfolio	Focused Fixed Income Stategy Portfolio
Cost (tax basis)	$231,856,680	$504,190,044	$231,240,762	$35,743,232	$20,240,736
Appreciation	21,036,162	20,592,400	13,804,764	702,260	865,552
Depreciation	(31,063,878)	(80,836,802)	(23,890,406)	(4,326,594)	(562,251)
Net unrealized appreciation (depreciation)	$(10,027,716)	$(60,244,402)	$(10,085,642)	$(3,624,334)	$303,301

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

	Focused Large-Cap Growth Portfolio	Focused Growth Portfolio	Focused Mid-Cap Growth Portfolio	Focused Small-Cap Growth Portfolio
Cost (tax basis)	$395,141,893	$182,402,520	$35,113,320	$109,814,854
Appreciation	37,437,749	22,585,321	4,870,130	24,103,863
Depreciation	(33,769,999)	(17,495,141)	(2,151,189)	(10,230,820)
Net unrealized appreciation (depreciation)	$3,667,750	$5,090,180	$2,718,941	$13,873,043
	Focused Value Portfolio	Focused Small-Cap Value Portfolio	Focused Growth and Income Portfolio	Focused Technology Portfolio
Cost (tax basis)	$231,440,564	$162,526,408	$128,232,981	$66,988,198
Appreciation	47,866,907	10,591,619	8,706,817	10,477,138
Depreciation	(40,887,061)	(10,953,635)	(10,812,128)	(4,116,932)
Net unrealized appreciation (depreciation)	$6,979,846	$(362,016)	$(2,105,311)	$6,360,206

	Focused Dividend Strategy Portfolio	Focused StarALPHA Portfolio
Cost (tax basis)	$114,387,760	$82,540,617
Appreciation	21,895,757	7,049,116
Depreciation	(7,103,943)	(11,612,713)
Net unrealized appreciation (depreciation)	$14,791,814	$(4,563,597)

Note 8.  Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Portfolios set forth below have been reduced. For the year ended October 31, 2009, the amount of expense reductions received by each Portfolio, used to offset the Portfolio's non-affiliated expenses, were as follows:

Portfolio	Total Expense Reductions
Focused Large-Cap Growth	$6,246
Focused Mid-Cap Growth	25,700
Focused Small-Cap Growth	15,056
Focused Value	565
Focused Small-Cap Value	54,233
Focused Technology	9,659
Focused StarALPHA	9,420

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

Note 9.  Capital Share Transactions

Transactions in shares of each class of each series were as follows:

	Focused Equity Strategy
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	1,126,160	$9,724,557	1,833,917	$26,184,904	272,629	$2,357,535	620,492	$9,005,182
Reinvested dividends	91,411	753,224	2,305,231	35,984,651	—	—	1,391,108	21,436,972
Shares redeemed(1)(2)	(2,921,449)	(25,269,496)	(3,794,124)	(52,951,210)	(1,845,387)	(15,577,209)	(2,005,059)	(27,256,611)
Net increase (decrease)	(1,703,878)	$(14,791,715)	345,024	$9,218,345	(1,572,758)	$(13,219,674)	6,541	$3,185,543
	Class C				Class I
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	482,961	$4,142,383	2,018,910	$30,214,688	14,459	$123,388	16,153	$228,062
Reinvested dividends	—	—	2,914,186	44,936,748	1,391	11,439	31,700	493,560
Shares redeemed(3)(4)	(4,225,112)	(35,607,131)	(6,847,325)	(93,511,011)	(75,145)	(658,134)	(35,909)	(431,879)
Net increase (decrease)	(3,742,151)	$(31,464,748)	(1,914,229)	$(18,359,575)	(59,295)	$(523,307)	11,944	$289,743
	Focused Multi-Asset Strategy
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	2,172,961	$23,189,866	2,847,946	$43,712,695	820,466	$8,695,731	1,196,803	$18,071,262
Reinvested dividends	406,045	4,072,630	3,219,044	51,279,370	162,504	1,623,420	1,644,538	26,033,043
Shares redeemed(5)(6)	(4,176,370)	(43,489,571)	(6,153,795)	(90,001,832)	(2,289,144)	(23,584,683)	(2,375,191)	(34,148,388)
Net increase (decrease)	(1,597,364)	$(16,227,075)	(86,805)	$4,990,233	(1,306,174)	$(13,265,532)	466,150	$9,955,917

	Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	1,786,833	$18,714,556	3,323,094	$50,508,826
Reinvested dividends	335,057	3,350,567	3,923,524	62,148,629
Shares redeemed(7)(8)	(5,791,314)	(59,918,732)	(8,031,405)	(115,017,322)
Net increase (decrease)	(3,669,424)	$(37,853,609)	(784,787)	$(2,359,867)

(1)  For the year ended October 31, 2009, includes automatic conversion of 291,426 shares of Class B shares in the amount of $2,498,807 to 288,075 shares of Class A shares in the amount of $2,498,807.

(2)  For the year ended October 31, 2008, includes automatic conversion of 240,948 shares of Class B shares in the amount of $3,431,390 to 237,202 shares of Class A shares in the amount of $3,431,390.

(3)  For the year ended October 31, 2009, includes automatic conversion of 1,256 shares of Class C shares in the amount of $10,388 to 1,243 shares of Class A shares in the amount of $10,388.

(4)  For the year ended October 31, 2008, includes automatic conversion of 1,313 shares of Class C shares in the amount of $19,436 to 1,295 shares of Class A shares in the amount of $19,436.

(5)  For the year ended October 31, 2009, includes automatic conversion of 274,127 shares of Class B shares in the amount of $2,898,689 to 272,344 shares of Class A shares in the amount of $2,898,689.

(6)  For the year ended October 31, 2008, includes automatic conversion of 96,599 shares of Class B shares in the amount of $1,567,457 to 95,687 shares of Class A shares in the amount of $1,567,457.

(7)  For the year ended October 31, 2009, includes automatic conversion of 1,508 shares of Class C shares in the amount of $14,984 to 1,501 shares of Class A shares in the amount of $14,984.

(8)  For the year ended October 31, 2008, includes automatic conversion of 1,780 shares of Class C shares in the amount of $31,334 to 1,763 shares of Class A shares in the amount of $31,334.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

	Focused Balanced Strategy
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	1,572,996	$16,428,901	1,927,861	$26,409,383	479,995	$4,822,172	561,316	$7,773,158
Reinvested dividends	133,143	1,308,630	1,474,738	21,095,496	56,098	541,471	888,522	12,730,071
Shares redeemed(1)(2)	(2,626,581)	(26,408,202)	(3,446,545)	(45,599,642)	(1,743,678)	(17,423,074)	(1,968,162)	(26,061,934)
Net increase (decrease)	(920,442)	$(8,670,671)	(43,946)	$1,905,237	(1,207,585)	$(12,059,431)	(518,324)	$(5,558,705)
	Class C				Class I
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	911,928	$9,273,967	1,902,274	$26,510,964	15,575	$153,744	23,134	$328,761
Reinvested dividends	94,874	918,824	1,496,254	21,479,726	2,904	28,409	34,097	487,075
Shares redeemed(3)(4)	(3,185,641)	(31,822,175)	(4,076,563)	(54,020,257)	(96,905)	(962,204)	(68,390)	(845,687)
Net increase (decrease)	(2,178,839)	$(21,629,384)	(678,035)	$(6,029,567)	(78,426)	$(780,051)	(11,159)	$(29,851)
	Focused Fixed Income and Equity Strategy
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	458,419	$4,808,417	566,241	$7,040,633	67,241	$700,267	234,392	$2,941,341
Reinvested dividends	18,007	189,950	157,885	2,017,911	5,280	55,460	76,699	981,538
Shares redeemed(5)(6)	(658,102)	(6,913,129)	(961,677)	(11,500,263)	(264,794)	(2,744,652)	(412,658)	(4,937,022)
Net increase (decrease)	(181,676)	$(1,914,762)	(237,551)	$(2,441,719)	(192,273)	$(1,988,925)	(101,567)	$(1,014,143)

	Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	281,617	$2,903,567	605,601	$7,540,136
Reinvested dividends	9,343	98,243	109,707	1,402,497
Shares redeemed(7)(8)	(667,976)	(6,873,198)	(715,574)	(8,766,161)
Net increase (decrease)	(377,016)	$(3,871,388)	(266)	$176,472

(1)  For the year ended October 31, 2009, includes automatic conversion of 369,649 shares of Class B shares in the amount of $3,752,658 to 368,542 shares of Class A shares in the amount of $3,752,658.

(2)  For the year ended October 31, 2008, includes automatic conversion of 313,195 shares of Class B shares in the amount of $4,252,709 to 312,464 shares of Class A shares in the amount of $4,252,709.

(3)  For the year ended October 31, 2009, includes automatic conversion of 287 shares of Class C shares in the amount of $2,663 to 287 shares of Class A shares in the amount of $2,663.

(4)  For the year ended October 31, 2008, includes automatic conversion of 730 shares of Class C shares in the amount of $9,866 to 730 shares of Class A shares in the amount of $9,866.

(5)  For the year ended October 31, 2009, includes automatic conversion of 23,852 shares of Class B shares in the amount of $250,585 to 23,812 shares of Class A shares in the amount of $250,585.

(6)  For the year ended October 31, 2008, includes automatic conversion of 3,896 shares of Class B shares in the amount of $50,275 to 3,893 shares of Class A shares in the amount of $50,275.

(7)  For the year ended October 31, 2009, includes automatic conversion of 446 shares of Class C shares in the amount of $4,539 to 446 shares of Class A shares in the amount of $4,539.

(8)  For the year ended October 31, 2008, includes automatic conversion of 310 shares of Class C shares in the amount of $3,663 to 309 shares of Class A shares in the amount of $3,663.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

	Focused Fixed Income Strategy
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)	412,054	$4,614,893	322,471	$3,976,579	81,947	$902,699	140,522	$1,741,232
Reinvested dividends	16,653	188,088	48,025	597,372	6,504	73,373	21,299	265,124
Shares redeemed(1)(2)	(443,162)	(5,007,493)	(253,241)	(3,087,184)	(125,870)	(1,404,212)	(161,338)	(1,990,333)
Net increase (decrease)	(14,455)	$(204,512)	117,255	$1,486,767	(37,419)	$(428,140)	483	$16,023

	Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	204,785	$2,279,416	305,036	$3,778,425
Reinvested dividends	11,791	132,953	32,197	399,900
Shares redeemed(3)	(324,432)	(3,640,685)	(255,639)	(3,094,392)
Net increase (decrease)	(107,856)	$(1,228,316)	81,594	$1,083,933

	Focused Large-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(4)(5)(6)(7)	2,837,537	$37,922,933	3,344,182	$49,486,940	131,184	$1,551,618	233,635	$4,285,166
Reinvested dividends	—	—	—	—		—	—	—
Shares redeemed(4)(5)	(5,822,579)	(74,242,700)	(4,982,203)	(93,670,063)	(2,042,046)	(24,415,531)	(1,704,753)	(30,309,299)
Net increase (decrease)	(2,985,042)	$(36,319,767)	(1,638,021)	$(44,183,123)	(1,910,862)	$(22,863,913)	(1,471,118)	$(26,024,133)
	Class C				Class Z
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	205,341	$2,409,302	303,703	$5,513,239	644,975	$8,634,249	1,467,072	$29,768,899
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(6)(7)	(2,337,905)	(27,691,242)	(2,946,292)	(51,425,049)	(1,069,443)	(14,820,079)	(804,906)	(15,001,789)
Net increase (decrease)	(2,132,564)	$(25,281,940)	(2,642,589)	$(45,911,810)	(424,468)	$(6,185,830)	662,166	$14,767,110

(1)  For the year ended October 31, 2009, includes automatic conversion of 13,845 shares of Class B shares in the amount of $156,490 to 13,830 shares of Class A shares in the amount of $156,490.

(2)  For the year ended October 31, 2008, includes automatic conversion of 1,095 shares of Class B shares in the amount of $13,869 to 1,094 shares of Class A shares in the amount of $13,869.

(3)  For the year ended October 31, 2008, includes automatic conversion of 51 shares of Class C shares in the amount of $625 to 51 shares of Class A shares in the amount of $625.

(4)  For the year ended October 31, 2009, includes automatic conversion of 1,069,156 shares of Class B shares in the amount of $13,026,828 to 993,572 shares of Class A shares in the amount of $13,026,828.

(5)  For the year ended October 31, 2008, includes automatic conversion of 275,299 shares of Class B shares in the amount of $5,070,671 to 257,867 shares of Class A shares in the amount of $5,070,671.

(6)  For the year ended October 31, 2009, includes automatic conversion of 3,220 shares of Class C shares in the amount of $35,168 to 3,001 shares of Class A shares in the amount of $35,168.

(7)  For the year ended October 31, 2008, includes automatic conversion of 24,670 shares of Class C shares in the amount of $433,868 to 23,085 shares of Class A shares in the amount of $433,868.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

	Focused Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	950,323	$15,920,428	1,131,517	$28,783,640	143,046	$2,099,680	238,591	$5,552,794
Reinvested dividends	—	—	508,541	14,681,583	—	—	71,710	1,901,749
Shares redeemed(1)(2)	(2,985,147)	(47,273,554)	(7,823,974)	(158,032,801)	(667,189)	(9,813,912)	(664,080)	(14,622,637)
Net increase (decrease)	(2,034,824)	$(31,353,126)	(6,183,916)	$(114,567,578)	(524,143)	$(7,714,232)	(353,779)	$(7,168,094)

	Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	225,538	$3,471,800	525,691	$12,217,763
Reinvested dividends	—	—	78,606	2,083,837
Shares redeemed(3)(4)	(697,656)	(9,815,084)	(881,783)	(18,616,163)
Net increase (decrease)	(472,118)	$(6,343,284)	(277,486)	$(4,314,563)

	Focused Mid-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)	1,503,722	$12,703,781	2,139,207	$20,083,131	13,790	$111,142	55,218	$717,006
Reinvested dividends	—	—	992,625	13,866,970	—	—	16,021	219,969
Shares redeemed(5)(6)	(4,335,516)	(34,686,007)	(1,987,618)	(23,995,593)	(51,103)	(379,003)	(48,190)	(586,496)
Net increase (decrease)	(2,831,794)	$(21,982,226)	1,144,214	$9,954,508	(37,313)	$(267,861)	23,049	$350,479

	Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	89,031	$651,679	144,392	$1,850,934
Reinvested dividends	—	—	63,657	874,648
Shares redeemed	(356,411)	(2,701,499)	(123,675)	(1,509,330)
Net increase (decrease)	(267,380)	$(2,049,820)	84,374	$1,216,252

(1)  For the year ended October 31, 2009, includes automatic conversion of 274,416 shares of Class B shares in the amount of $4,145,210 to 249,914 shares of Class A shares in the amount of $4,145,210.

(2)  For the year ended October 31, 2008, includes automatic conversion of 104,973 shares of Class B shares in the amount of $2,467,285 to 96,301 shares of Class A shares in the amount of $2,467,285.

(3)  For the year ended October 31, 2009, includes automatic conversion of 164 shares of Class C shares in the amount of $2,282 to 150 shares of Class A shares in the amount of $2,282.

(4)  For the year ended October 31, 2008, includes automatic conversion of 3,017 shares of Class C shares in the amount of $67,205 to 2,767 shares of Class A shares in the amount of $67,205.

(5)  For the year ended October 31, 2009, includes automatic conversion of 9,897 shares of Class B shares in the amount of $76,293 to 9,635 shares of Class A shares in the amount of $76,293.

(6)  For the year ended October 31, 2008, includes automatic conversion of 1,903 shares of Class B shares in the amount of $27,746 to 1,872 shares of Class A shares in the amount of $27,746.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

	Focused Small-Cap Growth Portfolio
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	3,430,067	$35,644,919	2,720,353	$39,923,680	71,821	$638,178	95,330	$1,243,588
Reinvested dividends	—	—	2,288,439	36,340,409	—	—	327,657	4,685,488
Shares redeemed(1)(2)	(5,032,959)	(50,820,868)	(7,940,706)	(111,337,721)	(495,769)	(4,414,607)	(734,985)	(9,473,262)
Net increase (decrease)	(1,602,892)	$(15,175,949)	(2,931,914)	$(35,073,632)	(423,948)	$(3,776,429)	(311,998)	$(3,544,186)
	Class C				Class I
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	223,343	$1,926,289	381,144	$4,989,316	25,103	$256,959	151,340	$2,089,531
Reinvested dividends	—	—	610,640	8,695,519	—	—	67,344	1,091,647
Shares redeemed(3)(4)	(1,208,584)	(10,955,357)	(1,436,303)	(17,764,701)	(487,693)	(4,668,705)	(303,708)	(4,354,721)
Net increase (decrease)	(985,241)	$(9,029,068)	(444,519)	$(4,079,866)	(462,590)	$(4,411,746)	(85,024)	$(1,173,543)
	Focused Value Portfolio
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	2,471,559	$28,863,368	2,112,574	$40,409,012	236,323	$2,535,211	343,376	$6,287,224
Reinvested dividends	87,654	839,726	3,574,387	72,560,051	—	—	1,201,694	23,156,637
Shares redeemed(5)(6)	(4,380,236)	(47,655,790)	(10,988,206)	(169,350,792)	(2,787,275)	(29,158,319)	(2,508,210)	(43,085,695)
Net increase (decrease)	(1,821,023)	$(17,952,696)	(5,301,245)	$(56,381,729)	(2,550,952)	$(26,623,108)	(963,140)	$(13,641,834)

	Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	508,099	$5,654,923	883,964	$16,107,017
Reinvested dividends	—	—	1,754,833	33,780,525
Shares redeemed(7)(8)	(2,630,106)	(26,246,702)	(3,536,876)	(58,684,283)
Net increase (decrease)	(2,122,007)	$(20,591,779)	(898,079)	$(8,796,741)

(1)  For the year ended October 31, 2009, includes automatic conversion of 189,565 shares of Class B shares in the amount of $1,693,746 to 169,239 shares of Class A shares in the amount of $1,693,746.

(2)  For the year ended October 31, 2008, includes automatic conversion of 261,672 shares of Class B shares in the amount of $3,395,427 to 235,463 shares of Class A shares in the amount of $3,395,427.

(3)  For the year ended October 31, 2009, includes automatic conversion of 1,776 shares of Class C shares in the amount of $14,785 to 1,580 shares of Class A shares in the amount of $14,785.

(4)  For the year ended October 31, 2008, includes automatic conversion of 2,805 shares of Class C shares in the amount of $34,068 to 2,514 shares of Class A shares in the amount of $34,068.

(5)  For the year ended October 31, 2009, includes automatic conversion of 1,534,979 shares of Class B shares in the amount of $16,861,672 to 1,455,875 shares of Class A shares in the amount of $16,861,672.

(6)  For the year ended October 31, 2008, includes automatic conversion of 322,324 shares of Class B shares in the amount of $5,917,101 to 305,751 shares of Class A shares in the amount of $5,917,101.

(7)  For the year ended October 31, 2009, includes automatic conversion of 2,867 shares of Class C shares in the amount of $26,934 to 2,723 shares of Class A shares in the amount of $26,934.

(8)  For the year ended October 31, 2008, includes automatic conversion of 8,220 shares of Class C shares in the amount of $133,157 to 7,766 shares of Class A shares in the amount of $133,157.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

	Focused Small-Cap Value Portfolio
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	844,544	$9,101,725	6,650,786	$74,917,635	62,570	$560,378	88,814	$1,279,333
Shares issued in merger†	3,120,525	40,704,373	—	—	64,673	749,582	—	—
Reinvested dividends	35,265	330,431	859,264	14,865,265	—	—	195,535	3,040,570
Shares redeemed(1)(2)	(5,156,715)	(52,674,432)	(4,433,652)	(61,923,013)	(568,618)	(5,359,469)	(731,538)	(10,675,128)
Net increase (decrease)	(1,156,381)	$(2,537,903)	3,076,398	$27,859,887	(441,375)	$(4,049,509)	(447,189)	$(6,355,225)

	Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	218,447	$2,292,282	322,689	$4,707,991
Shares issued in merger†	482,332	5,621,467	—	—
Reinvested dividends	—	—	381,374	5,949,428
Shares redeemed(3)(4)	(1,129,654)	(10,645,720)	(1,530,805)	(21,680,206)
Net increase (decrease)	(428,875)	$(2,731,971)	(826,742)	$(11,022,787)

	Focused Growth and Income Portfolio
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	1,068,268	$11,598,368	2,182,869	$35,827,808	99,805	$937,984	159,540	$2,449,751
Reinvested dividends	—	—	2,678,213	49,091,650	—	—	417,705	7,109,341
Shares redeemed(5)(6)	(8,374,652)	(90,072,481)	(10,618,011)	(149,371,391)	(1,054,138)	(10,181,426)	(1,144,119)	(16,871,963)
Net increase (decrease)	(7,306,384)	$(78,474,113)	(5,756,929)	$(64,451,933)	(954,333)	$(9,243,442)	(566,874)	$(7,312,871)

	Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	155,692	$1,493,962	441,482	$6,936,637
Reinvested dividends	—	—	827,611	14,085,943
Shares redeemed(7)(8)	(1,928,361)	(18,549,643)	(2,692,016)	(38,999,496)
Net increase (decrease)	(1,772,669)	$(17,055,681)	(1,422,923)	$(17,976,916)

(1)  For the year ended October 31, 2009, includes automatic conversion of 191,561 shares of Class B shares in the amount of $1,876,905 to 170,864 shares of Class A shares in the amount of $1,876,905.

(2)  For the year ended October 31, 2008, includes automatic conversion of 69,007 shares of Class B shares in the amount of $1,074,425 to 62,120 shares of Class A shares in the amount of $1,074,425.

(3)  For the year ended October 31, 2009, includes automatic conversion of 702 shares of Class C shares in the amount of $6,883 to 629 shares of Class A shares in the amount of $6,883.

(4)  For the year ended October 31, 2008, includes automatic conversion of 6,941 shares of Class C shares in the amount of $104,117 to 6,233 shares of Class A shares in the amount of $104,117.

(5)  For the year ended October 31, 2009, includes automatic conversion of 351,374 shares of Class B shares in the amount of $3,459,184 to 323,201 shares of Class A shares in the amount of $3,459,184.

(6)  For the year ended October 31, 2008, includes automatic conversion of 141,105 shares of Class B shares in the amount of $2,225,701 to 131,122 shares of Class A shares in the amount of $2,225,701.

(7)  For the year ended October 31, 2009, includes automatic conversion of 4,470 shares of Class C shares in the amount of $39,849 to 4,118 shares of Class A shares in the amount of $39,849.

(8)  For the year ended October 31, 2008, includes automatic conversion of 3,590 shares of Class C shares in the amount of $48,449 to 3,301 shares of Class A shares in the amount of $48,449.

†  See Note 2.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

	Focused Technology Portfolio
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(1)(2)(3)(4)	8,081,180	$36,895,086	1,994,313	$13,134,025	186,198	$810,777	112,021	$682,496
Reinvested dividends	—	—	—	—	—	—	—	—
Shares redeemed(1)(2)	(2,674,893)	(11,999,548)	(2,917,757)	(18,586,389)	(594,758)	(2,569,196)	(654,679)	(3,940,180)
Net increase (decrease)	5,406,287	$24,895,538	(923,444)	$(5,452,364)	(408,560)	$(1,758,419)	(542,658)	$(3,257,684)

	Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	378,309	$1,729,503	131,491	$837,317
Reinvested dividends	—	—	—	—
Shares redeemed(3)(4)	(728,483)	(3,141,083)	(838,573)	(5,075,529)
Net increase (decrease)	(350,174)	$(1,411,580)	(707,082)	$(4,238,212)

	Focused Dividend Strategy Portfolio
	Class A				Class B
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold(5)(6)(7)(8)	2,056,748	$16,889,095	4,386,133	$34,472,092	168,982	$1,279,523	172,843	$1,895,953
Reinvested dividends	269,955	2,015,777	926,425	10,347,006	47,801	352,348	503,764	5,624,220
Shares redeemed(5)(6)	(2,275,095)	(16,467,925)	(1,819,102)	(18,597,941)	(728,757)	(5,309,834)	(1,111,585)	(11,363,644)
Net increase (decrease)	51,608	$2,436,947	3,493,456	$26,221,157	(511,974)	$(3,677,963)	(434,978)	$(3,843,471)

	Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount
Shares sold	468,629	$3,643,662	530,941	$5,763,989
Reinvested dividends	120,729	893,446	1,101,646	12,278,813
Shares redeemed(7)(8)	(1,190,449)	(8,403,882)	(2,106,069)	(21,337,407)
Net increase (decrease)	(601,091)	$(3,866,774)	(473,482)	$(3,294,605)

	Focused StarALPHA Portfolio
	Class A				Class C
	For the year ended October 31, 2009		For the year ended October 31, 2008		For the year ended October 31, 2009		For the year ended October 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	492,775	$3,773,367	2,200,506	$24,941,987	149,935	$1,106,769	1,460,071	$17,484,893
Reinvested dividends	—	—	4,787	61,746	—	—	—	—
Shares redeemed	(1,998,243)	(15,754,682)	(3,103,690)	(33,066,607)	(794,828)	(5,777,932)	(596,767)	(6,270,347)
Net increase (decrease)	(1,505,468)	$(11,981,315)	(898,397)	$(8,062,874)	(644,893)	$(4,671,163)	863,304	$11,214,546

(1)  For the year ended October 31, 2009, includes automatic conversion of 379,738 shares of Class B shares in the amount of $1,655,706 to 359,550 shares of Class A shares in the amount of $1,655,706.

(2)  For the year ended October 31, 2008, includes automatic conversion of 171,759 shares of Class B shares in the amount of $1,073,151 to 163,647 shares of Class A shares in the amount of $1,073,151.

(3)  For the year ended October 31, 2009, includes automatic conversion of 226 shares of Class C shares in the amount of $993 to 214 shares of Class A shares in the amount of $993.

(4)  For the year ended October 31, 2008, includes automatic conversion of 8,821 shares of Class C shares in the amount of $53,541 to 8,380 shares of Class A shares in the amount of $53,541.

(5)  For the year ended October 31, 2009, includes automatic conversion of 123,470 shares of Class B shares in the amount of $990,789 to 122,968 shares of Class A shares in the amount of $990,789.

(6)  For the year ended October 31, 2008, includes automatic conversion of 43,825 shares of Class B shares in the amount of $444,075 to 43,635 shares of Class A shares in the amount of $444,075.

(7)  For the year ended October 31, 2009, includes automatic conversion of 6 shares of Class C shares in the amount of $48 to 6 shares of Class A shares in the amount of $48.

(8)  For the year ended October 31, 2008, includes automatic conversion of 4,880 shares of Class C shares in the amount of $47,123 to 4,865 shares of Class A shares in the amount of $47,123.

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

Note 10.  Directors' Retirement Plan

The Board has adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following amounts for the Retirement Plan Liabilities are included in the Directors' fees and expense line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Directors' fees and expenses line on the Statement of Operations.

Portfolio	Retirement Plan Liability	Retirement Plan Expense	Retirement Plan Payments
	As of October 31, 2009
Focused Equity Strategy	$3,470	$2,569	$36,458
Focused Multi-Asset Strategy	4,513	4,220	46,591
Focused Balanced Strategy	2,853	2,183	29,471
Focused Fixed Income and Equity Strategy	440	331	4,466
Focused Fixed Income Strategy	185	169	1,779
Focused Large-Cap Growth	21,711	4,746	176,842
Focused Growth	8,068	3,183	59,612
Focused Mid-Cap Growth	—	720	3,863
Focused Small-Cap Growth	2,391	2,175	23,712
Focused Value	7,214	3,409	69,214
Focused Small-Cap Value	3,777	2,291	34,045
Focused Growth and Income	4,572	2,557	42,633
Focused Technology	1,360	465	10,878
Focused Dividend Strategy	2,469	1,175	19,809
Focused StarALPHA	—	1,008	2,566

Note 11.  Lines of Credit

The SunAmerica family of mutual funds has established a $75 million committed and $50 million uncommitted line of credit with State Street Bank & Trust Company, the Portfolios' custodian. Interest is currently payable at the higher of

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

the Federal Funds Rate or London Interbank Offered Rate plus 125 points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. Prior to September 18, 2009, interest was payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 15 basis points per annum on the daily unused portion of the committed line of credit which is included in the other expenses line on the Statement of Operations. Prior to September 18, 2009, the commitment fee was 10 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Portfolio's cash shortfall exceeds $100,000. During the year ending October 31, 2009, the following Portfolios had borrowings:

Portfolio	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Focused Growth	76	$5,505	$2,789,795	0.97%
Focused Mid-Cap Growth	39	600	582,408	0.94
Focused Small-Cap Growth	74	983	589,681	0.84
Focused Value	81	1,791	982,168	0.82
Focused Small-Cap Value	9	259	1,479,826	0.69
Focused Growth and Income	62	647	425,520	0.83
Focused Technology	4	41	448,508	0.81
Focused Dividend Strategy	13	274	964,957	0.76
Focused StarALPHA	21	62	146,170	0.73

At October 31, 2009, there were no borrowings outstanding.

Note 12.  Interfund Lending

Pursuant to exemptive relief granted by the SEC, the Portfolios are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other and other investment companies advised by SunAmerica or an affiliate for temporary or emergency purposes. An interfund loan will be made under this facility only if the lines of credit are not available and the participating Portfolios receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended October 31, 2009, none of the Portfolios participated in the program.

Note 13.  Investment Concentration

The Focused Technology Portfolio invests primarily in the technology sector. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the prices of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment and biotechnology, among others. As of October 31, 2009, the Focused Technology Portfolio had 98.2% of its net assets invested in technology companies.

Note 14.  Subsequent Events

The Portfolios have performed an evaluation of subsequent events through December 29, 2009, which is the date the financial statements were issued. The following subsequent events were noted:

Pursuant to separate plans of reorganization between Focused Large-Cap Growth Portfolio and each of SunAmerica Blue Chip Growth Fund and SunAmerica Disciplined Growth Fund (the "Large-Cap Acquired Funds"), each a series of SunAmerica Equity Funds (the "Trust"), all of the assets and liabilities of the respective Large-Cap Acquired

NOTES TO FINANCIAL STATEMENTS — October 31, 2009 — (continued)

Funds were transferred in a tax-free exchange to Focused Large-Cap Growth Portfolio. The reorganizations were consummated on December 7, 2009.

Pursuant to separate plans of reorganization between Focused Small-Cap Growth Portfolio and each of SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, each a series of the Trust, and Focused Mid-Cap Growth Portfolio (the "Small-Cap Acquired Funds"), all of the assets and liabilities of the respective Small-Cap Acquired Funds were transferred in a tax-free exchange to Focused Small-Cap Growth Portfolio. The reorganizations were consummated on December 7, 2009. In connection with these reorganizations and effective as of December 7, 2009, the advisory fee that SunAmerica receives for its services with respect to the Focused Small-Cap Growth Portfolio was reduced from an annual rate of 1.00% of average daily net assets to 0.75% of average daily net assets and SunAmerica assumed day-to-day portfolio management responsibility for the Focused Small-Cap Growth Portfolio, replacing BAMCO, Inc.

Pursuant to separate plans of reorganization between Focused Growth and Income Portfolio and each of SunAmerica Balanced Assets Fund and SunAmerica Growth and Income Fund (the "Focused Growth and Income Acquired Funds"), each a series of the Trust, it is anticipated that all of the assets and liabilities of the respective Focused Growth and Income Acquired Funds will be transferred in a tax-free exchange to Focused Growth and Income Portfolio. The reorganizations are expected to be consummated in January 2010. In connection with these reorganizations and effective as of the closing date of the reorganizations, the advisory fee that SunAmerica receives for its services with respect to the Focused Growth and Income Portfolio will be reduced from an annual rate of 1.00% of average daily net assets to 0.75% of average daily net assets and SunAmerica will assume day-to-day portfolio management responsibility for the Focused Growth and Income Portfolio, replacing BlackRock Investment Management, LLC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Focused Series, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the fifteen portfolios constituting SunAmerica Focused Series, Inc. (hereafter referred to as the "Fund") at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in note 14, the Board of Trustees and each of the shareholders of SunAmerica Focused Mid-Cap Growth Fund approved a plan of reorganization into SunAmerica Focused Small-Cap Growth Fund. The reorganization took place on December 7, 2009, at which time the SunAmerica Focused Mid-Cap Growth Fund ceased to operate.

PricewaterhouseCoopers LLP

Houston, Texas
December 29, 2009

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited)

The Board of Directors (the "Board" the members of which are referred to as "Directors") of the Fund which consists of separate Portfolios, including the Directors who are not interested persons of the Fund or the Portfolios, SunAmerica or the subadvisers to the respective Portfolios, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Disinterested Directors") approved the continuation of the Investment Advisory and Management Agreement between the Fund and SunAmerica (the "Advisory Agreement") for a one-year period ending August 31, 2010 at a meeting held on August 25, 2009. At this same meeting, the Board also approved the continuation of the Subadvisory Agreements between SunAmerica and BAMCO, Inc. ("BAMCO"), BlackRock Investment Management, LLC ("BlackRock"), Janus Capital Management LLC ("Janus"), Kinetics Asset Management Corp. ("Kinetics"), Munder Capital Management, LLC ("Munder"), Reich & Tang Asset Management, LLC ("Reich & Tang") and Thornburg Investment Management, Inc. ("Thornburg") (each a "Subadviser" and collectively the "Subadvisers"). The following is a list of each Portfolio's respective Subadviser(s) for which the Board approved the renewal of a Subadvisory Agreement.

Portfolio	Subadviser
Focused Growth Portfolio	Janus
Focused Growth and Income Portfolio	Blackrock
Focused Mid-Cap Growth Portfolio	Munder
Focused Small-Cap Growth Portfolio	BAMCO
Focused Mid-Cap Value Portfolio	Delafield Asset Management, a division of Reich & Tang ("Delafield")
Focused StarALPHA Portfolio	BlackRock Kinetics Thornburg

At the meeting held on August 25, 2009, the Board, including the Disinterested Directors, also approved a Subadvisory Agreement between SunAmerica and Tocqueville Asset Management L.P. with respect to the Focused Mid-Cap Value Portfolio (the "New Subadvisory Agreement") in light of the announcement that Delafield would join Tocqueville Asset Management L.P. ("Tocqueville") on or about September 30, 2009 (the "Transaction") and become known as The Delafield Group, a division of Tocqueville (the "Delafield Group).1

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and the Subadvisers provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements and whether to approve the New Subadvisory Agreement. These materials included (a) a summary of the services provided by SunAmerica and its affiliates to the Portfolios; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on fees and expenses of the Portfolios, and the investment performance of the Portfolios as compared with a peer group of funds; (c) information on the profitability of SunAmerica, the Subadvisers, and their affiliates, and a discussion of any indirect benefits; (d) a report on economies of scale; (e) a discussion on general compliance policies and procedures; (f) a summary of brokerage and soft dollar practices; (g) a discussion of the key personnel of SunAmerica, the Subadvisers, and their affiliates; and (h) an internal comparison of management fees received for other mutual funds and accounts with similar investment objectives and strategies for which SunAmerica and the Subadvisers serve as adviser or subadviser, as applicable.

1The New Subadvisory Agreement became effective on September 28, 2009, and the Subadvisory Agreement between SunAmerica and Reich & Tang was terminated effective as of the close of business on September 25, 2009.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements, and whether to approve the New Subadvisory Agreement, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by the Adviser and Subadvisers. The Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by SunAmerica and the Subadvisers. The Board noted that the services include acting as investment manager and adviser to the Portfolios, managing the daily business affairs of the Portfolios, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica would provide office space, accounting, legal, compliance, clerical and administrative services and has authorized any of its officers and employees, if elected, to serve as officers or directors of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolios pursuant to the Advisory Agreement and noted that such services include (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) organizing Board meetings and preparing the materials for such Board meetings; (iv) providing legal and compliance support; and (v) performing other administrative functions necessary for the operation of the Portfolios, such as tax reporting and fulfilling regulatory filing requirements.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios. The Board also reviewed the personnel responsible for providing advisory services to the Portfolios and other key personnel of SunAmerica and concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Portfolios and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and long-standing relationship with the Portfolios and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2009, SunAmerica managed, advised and/or administered approximately $35.3 billion in assets. The Board also considered SunAmerica's code of ethics, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

The Board also considered the nature, quality and extent of services to be provided by each Subadviser. The Board observed that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by a Portfolio, or portion thereof, that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Portfolios and concluded, based on its experience with each Subadviser, that each Subadviser: (i) is

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

able to retain high quality portfolio managers and other investment personnel; (ii) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreements; and (iii) had been responsive to requests of the Board and of SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Portfolios as set forth in the Portfolios' prospectus. The Board also considered each Subadviser's code of ethics, compliance and regulatory history. The Board noted that the Subadvisers have not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact them from effectively serving as Subadvisers to the Portfolios. The Board concluded that the nature and extent of services to be provided by each Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

With respect to the approval of the New Subadvisory Agreement, the Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by Tocqueville and the Delafield Group, with respect to the Focused Mid-Cap Value Portfolio, including investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by the Portfolio. The Board noted that the services to be provided by Tocqueville would be substantially similar to the services Reich & Tang and Delafield currently provide to the Mid-Cap Value Portfolio, which include investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by the Portfolio, subject to the oversight and review of SunAmerica. In addition, the Board reviewed Tocqueville's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board also reviewed the personnel that would be responsible for providing portfolio management services to the Mid-Cap Value Portfolio and also considered that certain key personnel of Delafield, including three of the four current portfolio managers of the Portfolio, will be joining the Delafield Group of Tocqueville. The Board concluded, based on the materials provided and the Delafield's Delafield Group's experience in managing the Portfolio's investments, that: (i) Tocqueville will be able to retain high quality portfolio managers and other investment personnel; (ii) Tocqueville will be able to demonstrate a high level of diligence and attention to detail in carrying out its responsibilities as a subadviser; and (iii) Tocqueville will be responsive to requests of the Board and of SunAmerica. The Board also concluded that the nature and extent of services to be provided by Tocqueville under the New Subadvisory Agreement were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Portfolios. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolios as compared to each Portfolio's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Lipper and to an appropriate index or combination of indices, including the Portfolio's benchmarks. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Groups and Peer Universes. The Board also noted that it regularly reviews the performance of the Portfolios throughout the year. The Board noted that, while it monitors performance of the Portfolios closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the August 25, 2009 meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed each Portfolio's annualized total returns for the prior one-, two-, three-, four-, five- and ten-year periods ended May 31, 2009, as applicable. The Board noted that it was provided with a supplemental Lipper performance report for the periods ended June 30, 2009. The Board also received a report prepared by SunAmerica that detailed the Portfolios' performance for the three-month period ended June 30, 2009.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

For the Focused Balanced Strategy Portfolio, the Board considered that the Portfolio ranked in the second quintile of its Peer Group for the one-year period ended May 31, 2009, ranked in the third quintile for the two- and three-year periods, and ranked in the fourth quintile for the four-year period. The Board further considered that that the Portfolio ranked in the fourth quintile of its larger Peer Universe, which consists of all funds within the applicable Lipper classification, for the five-year period ended May 31, 2009 and in the third quintile since inception.

For the Focused Equity Strategy Portfolio, the Board considered that the Portfolio ranked in the fourth quintile of its Peer Universe for the two-year period ended May 31, 2009 and since inception and ranked in the fifth quintile of its Peer Universe for the one-, three-, four- and five-year periods. The Board noted that quintile rankings were not included in the Lipper report with respect to the Portfolio's Peer Group because of the limited number of comparable funds in the Peer Group. The Board further noted that it was concerned with the Portfolio's performance and would continue to monitor performance closely.

For the Focused Fixed Income and Equity Strategy Portfolio, the Board considered that Portfolio ranked in the fourth quintile of its Peer Group for the one- and two-year periods ended May 31, 2009 and ranked in the fifth quintile for the three- and four-year periods. The Board further noted that the Portfolio ranked in the fourth quintile of its larger Peer Universe for all periods. The Board noted that it was concerned with the Portfolio's performance and would continue to monitor performance closely.

For the Focused Fixed Income Strategy Portfolio, the Board considered that the Portfolio ranked in the third quintile of its Peer Universe over the one, three-, four and five-year and since inception periods ended May 31, 2009 and ranked in the fourth quintile over the two-year period. The Board noted that quintile rankings were not included in the Lipper report with respect to the Portfolio's Peer Group because of the limited number of comparable funds in the Peer Group.

For the Focused Multi-Asset Strategy Portfolio, the Board considered that the Portfolio ranked in the fourth quintile of its Peer Group for the one-, two- and three-year periods ended May 31, 2009 and ranked in the fifth quintile over the four-year period. The Board further noted that the Portfolio ranked in the third quintile of its larger Peer Universe for the five-year period and ranked in the second quintile since inception. While the Board expressed concern about the Portfolio's more recent performance, it noted that it was pleased with the Portfolio's long-term performance.

For the Focused Large-Cap Growth Portfolio, the Board considered that the Portfolio ranked in the fourth quintile of its Peer Group for the one-, two- and ten-year periods ended May 31, 2009 and ranked in the fifth quintile for the three-, four- and five-year periods. The Board also considered that the Portfolio ranked in the second quintile of its larger Peer Universe for the ten-year period ended May 31, 2009 and that SunAmerica had assumed portfolio management responsibilities for this Portfolio in August 2008. The Board noted its concern regarding performance and noted that it would continue to monitor the Portfolio's performance.

For the Focused Large-Cap Value Portfolio, the Board considered that the Portfolio ranked in the second and third quintiles of its Peer Group for the four-year and one-year periods ended May 31, 2009, respectively, and ranked in the fourth quintile of its Peer Group for the two-, three- and five-year periods. The Board also considered that the Portfolio ranked in the third quintile of its larger Peer Universe over the ten-year period. The Board further noted that the Portfolio was a target fund in one of several reorganizations that were recently approved by the Board (each a "Reorganization" and collectively, the "Reorganizations") and, subject to shareholder approval, the Portfolio would be merged with and into the SunAmerica Value Fund, a series of SunAmerica Equity Funds.2

2The Reorganization was approved by shareholders on October 16, 2009 and was completed on October 23, 2009.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

For the Focused Growth Portfolio, the Board considered that the Portfolio ranked in the first quintile of its Peer Group for the ten-year period ended May 31, 2009, ranked in the second quintile for the five-year period, ranked in the third quintile for the two-, three- and four-year periods and ranked in the fourth quintile for the one-year period.

For the Focused Value Portfolio, the Board considered that the Portfolio ranked in the first quintile of its Peer Universe for the three-, four- and five-year and since inception periods ended May 31, 2009, ranked in the second quintile for the two-year period and ranked in the third quintile for the one-year period. The Board noted that quintile rankings were not included in the Lipper report with respect to the Portfolio's Peer Group because of the limited number of comparable funds in the Peer Group. The Board noted that it was pleased with the Portfolio's overall performance.

For the Focused Mid-Cap Growth Portfolio, the Board considered that the Portfolio ranked in the third quintile of its Peer Universe since inception through the period ended May 31, 2009 and ranked in the fourth quintile of its Peer Universe for the one-, two- and three year periods. The Board noted that quintile rankings were not included in the Lipper report with respect to the Portfolio's Peer Group because of the limited number of comparable funds in the Peer Group. The Board further noted that the Portfolio was a target fund in one of the Reorganizations and, subject to shareholder approval, would be merged with and into the Focused Small-Cap Growth Portfolio.3

For the Focused Mid-Cap Value Portfolio, the Board considered that the Portfolio ranked in the fourth quintile of its Peer Universe for the three-year and since inception periods ended May 31, 2009 and ranked in the fifth quintile for the one- and two-year periods. The Board noted that quintile rankings were not included in the Lipper report with respect to the Portfolio's Peer Group because of the limited number of comparable funds in the Peer Group. The Board further noted that the Portfolio was a target fund in one of the Reorganizations and, subject to shareholder approval, would be merged with and into the Focused Small-Cap Value Portfolio.4

In connection with the approval of the New Subadvisory Agreement with respect to the Mid-Cap Value Portfolio, the Board also considered that Delafield assumed day-to-day management of the entire Portfolio in August 2008 and prior to that, Delafield managed a sleeve of the Portfolio. The Board also reviewed the performance of other mutual funds or accounts managed by the portfolio managers of Delafield who would be joining The Delafield Group with investment policies and/or strategies similar to the Portfolio and observed that Tocqueville did not currently manage any mutual funds or accounts with investment policies and/or strategies similar to the Portfolio. The Board acknowledged that past performance is no guarantee of future results.

For the Focused Small-Cap Growth Portfolio, the Board considered that the Portfolio ranked in the second quintile of its Peer Group for the two-year period ended May 31, 2009, ranked in the third quintile for the one-year period and ranked in the fourth quintile for the three-year period. The Board also considered that the Portfolio ranked in the first quintile of its larger Peer Universe for the five- and ten-year periods ended May 31, 2009 and in the second quintile for the three-year period. The Board noted that it was pleased with the Portfolio's overall performance. The Board also noted that, upon the consummation of certain Reorganizations in which the Portfolio would be an acquiring fund and which were subject to shareholder approval, SunAmerica would assume portfolio management responsibilities for the Portfolio.

3The Reorganization was approved by shareholders on October 16, 2009 and was completed on December 7, 2009. Please refer to the section of this annual report entitled "Results of Special Shareholder Meetings" and to Note 14 to the Financial Statements for additional information.

4The Reorganization was approved by shareholders on October 16, 2009 and was completed on October 23, 2009. Please refer to the section of this annual report entitled "Results of Special Shareholder Meetings" for additional information.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

For the Focused Small-Cap Value Portfolio, the Board considered that the Portfolio ranked in the second quintile of its Peer Universe for the two- and three-year periods ended May 31, 2009, ranked in the third quintile for the ten-year period and ranked in the fourth quintile for the one-, four- and five year periods. The Board also considered that the Portfolio ranked first out of four funds in the Peer Group for the one- and two-year periods. The Board noted that quintile rankings were not included in the Lipper report with respect to the Portfolio's Peer Group because of the limited number of comparable funds in the Peer Group.

For the Focused Growth and Income Portfolio, the Board considered that the Portfolio ranked in the fifth quintile of its Peer Group for the one-, two-, three-, four and five-year periods ended May 31, 2009, but ranked in the first quintile over the ten-year period. The Board also noted that, upon the consummation of certain Reorganizations in which the Portfolio would be an acquiring fund and which were subject to shareholder approval, SunAmerica would assume portfolio management responsibilities for the Portfolio.

For the Focused Technology Portfolio, the Board considered that the Portfolio ranked in the third quintile of its Peer Group for the one- and four-year periods ended May 31, 2009 and in the fourth quintile for the two- and three-year periods. The Board also considered that the Portfolio ranked in the third quintile of its larger Peer Universe for the five-year period ended May 31, 2009. The Board noted its concern regarding performance over certain periods and that it would continue to monitor the performance of the Portfolio.

For the Focused Dividend Strategy Portfolio, the Board considered that the Portfolio ranked in the first quintile of its Peer Group for the one-, two- and three- periods ended May 31, 2009. The Board also considered that the Portfolio ranked in the first quintile of its larger Peer Universe for the four-year period ended May 31, 2009, ranked in the second quintile for the five-year period and ranked in the third quintile for the ten-year period. The Board noted that it was pleased with the Portfolio's overall performance.

For the Focused StarALPHA Portfolio, the Board considered that the Portfolio ranked in the second quintile of its Peer Group for the one- and two-year periods. While acknowledging that the Portfolio had a limited operating history, the Board noted that it was pleased with the Portfolio's performance.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser, the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Portfolios to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Portfolios. The Board noted that SunAmerica had previously agreed to, and the Board had approved, a reduction in the management fees paid by Focused Growth and Income Portfolio and Focused Small-Cap Growth Portfolio in connection with the Reorganizations, but that at this meeting, the Board was considering the continuation of the Advisory Agreement at the current fee rates since the management fee reductions would not take effect until the closing of the applicable Reorganizations.5

To assist in analyzing the reasonableness of the management fee for each of the Portfolios, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for each Portfolio's Peer Group and/or Peer Universe. In considering the reasonableness of the management fee to be paid by each Portfolio to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees and (ii) actual total operating expenses. In considering each Portfolio's total operating

5Please refer to Note 14 of the Financial Statements for additional information.

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to certain classes of the Portfolios, except Focused Large-Cap Growth Portfolio. The Board also considered the voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica with respect to the Focused Strategy Portfolios. The Board compared each Portfolio's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of each Portfolio's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Portfolios, to the extent applicable. The Board then noted the management fees paid by the Portfolios were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to each Subadviser pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report independently prepared by Lipper. The report showed comparative fee information of each Portfolio's Peer Group and/or Peer Universe that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that the Peer Group/Universe information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Portfolios, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained. With respect to the New Subadvisory Agreement, the Board noted that the subadvisory fee would remain the same as under the Subadvisory Agreement between SunAmerica and Reich & Tang with respect to the Focused Mid-Cap Value Portfolio. The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Portfolio or Portfolios for which they serve as Subadviser, to the extent applicable. The Board noted that the subadvisory fees paid by SunAmerica to each Subadviser were reasonable as compared to fees the Subadvisers receive for other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Portfolios. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provides the Portfolios and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Portfolios on a Portfolio by Portfolio basis. In particular, the Board considered the contractual and voluntary fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Portfolios. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica, serves as custodian with respect to certain

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Portfolios. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other reports from the Subadvisers and Tocqueville and considered whether each Subadviser and Tocqueville had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreements and to continue to provide the Portfolios with the high quality services that they had provided in the past. The Board further concluded that Tocqueville had the financial resources necessary to perform its obligations under the New Subadvisory Agreement and would provide the Focused Mid-Cap Value Portfolio with high quality services. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Portfolios. The Board considered that as a result of being part of the SunAmerica fund complex, the Portfolios share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operation. The Board further noted that, with the exception of the Focused Large-Cap Growth Portfolio and the Focused Strategy Portfolios, SunAmerica has agreed to contractually cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board also noted that with respect to the Focused Strategy Portfolios, SunAmerica has agreed to voluntarily cap the total annual operating expenses of certain classes of the Portfolios, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Portfolios because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the Portfolios, or portions thereof, they manage, selection of broker-dealers and negotiation of commission rates. The Board noted that they receive reports from SunAmerica and from an independent third party which included information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and certain of the Subadvisers derive (or potentially would derive) from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

The Board also considered SunAmerica's efforts over the past year to reevaluate the fund complex and identify potential opportunities for consolidations of certain funds that have similar investment objectives and strategies,

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS — (unaudited) (continued)

which culminated in SunAmerica proposing, and the Board approving, the Reorganizations. The Board noted that it would closely monitor the combined funds following the Reorganizations in order to ensure that the Board was satisfied with the performance of the combined funds, and that the anticipated benefits to shareholders were realized.

Conclusion. After a full and complete discussion, the Board approved (i) the Advisory Agreement and the Subadvisory Agreements, each for a one-year period ending August 31, 2010,. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement, and Subadvisory Agreements were fair and reasonable and in the best interests of the Portfolios and the Portfolios' shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SunAmerica Focused Portfolios

RESULTS OF SPECIAL SHAREHOLDER MEETINGS — October 31, 2009 — (unaudited)

On October 16, 2009, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Mid-Cap Growth Portfolio would transfer all of its assets to the Focused Small-Cap Growth Portfolio, in exchange solely for the assumption of the Focused Mid-Cap Growth Portfolio's liabilities by the Focused Small-Cap Growth Portfolio and Class A, Class B and Class C shares of the Focused Small-Cap Growth Portfolio, which shares will be distributed by the Focused Mid-Cap Growth Portfolio to the holders of its shares in complete liquidation thereof. The voting results of this Special Meeting are as follows:

FOR	AGAINST	ABSTAIN
3,520,783	402,285	131,573

On October 16, 2009, a Special Meeting of Shareholders was held to consider a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Focused Mid-Cap Value Portfolio would transfer all of its assets to the Focused Small-Cap Value Portfolio, in exchange solely for the assumption of the Focused Mid-Cap Value Portfolio's liabilities by the Focused Small-Cap Value Portfolio and Class A, Class B and Class C shares of the Focused Small-Cap Value Portfolio, which shares will be distributed by the Focused Mid-Cap Value Portfolio to the holders of its shares in complete liquidation thereof. The voting results of this Special Meeting are as follows:

FOR	AGAINST	ABSTAIN
3,505,952	282,614	253,519

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2009 — (unaudited)

The following table contains basic information regarding the Directors and Officers that oversee operations of the Portfolios and other investment companies within the Fund complex.

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Disinterested Directors

Jeffrey S. Burum DOB: February 27, 1963	Director	2004-present	Founder and Chairman of National Community Renaissance (1992 to present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to present).	31	None

Dr. Judith L. Craven DOB: October 6, 1945	Director	2001-present	Retired.	80	Director, Belo Corp. (1992 to present); Director, Sysco Corp. (1996 to present); Director, Luby's, Inc. (1998 to present).

William F. Devin DOB: December 30, 1938	Director	2001-present	Retired.	80	Director, Boston Options Exchange (2001 to present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1986-present	Attorney, solo practitioner.	41	Director, North European Oil Royal Trust.

Stephen J. Gutman DOB: May 10, 1943	Director	1986-present	Vice President, Corcoran Group (Real Estate) (2003 to present); President and Member of Managing Directors, Beau Brummel Soho LLC (Licensing of menswear specialty retailing and other activities) (1988 to present)	41	None

William J. Shea DOB: February 9, 1948	Director	2004-present	Executive Chairman, Lucid, Inc. (medical technology and information); Managing Partner, DLB Capital, LLC (Private Equity) (2006-present) President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001)	41	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2005 to 2006); Director, Boston Private Financial Holdings (2004 to present). NASDAQ OMX BX (2008 to present).

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2009 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Interested Director

Peter A. Harbeck(3) DOB: January 23, 1954	Director	1995-present	President, CEO and Director, SunAmerica (1995 to present); Director, SunAmerica Capital Services, Inc. ("SACS") (1993 to present) Chairman, AIG Advisor Group, Inc. (2004 to present)	89	None

Officers

John T. Genoy DOB: November 8, 1968	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2003 to present); Chief Operating Officer, SunAmerica (2006 to present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2002-present	Senior Vice President, SunAmerica (2004 to Present); Vice President, SunAmerica (1997 to 2004).	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management, L.P. (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management, LLC. (2002 to 2004).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006-present	Director, President and CEO, SACS (2006 to present); Senior Vice President, SACS (2002 to 2006); Senior Vice President, SunAmerica (2002 to present).	N/A	N/A

Timothy Pettee DOB: April 7, 1958	Vice President	August 2008 to Present	Chief Investment Officer, SunAmerica (2003 to present).	N/A	N/A

Cynthia A. Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer	2002-present	Vice President, SunAmerica (2002 to present); Chief Compliance Officer, SunAmerica (2003 to 2006).	N/A	N/A

SunAmerica Focused Portfolios

DIRECTOR AND OFFICER INFORMATION — October 31, 2009 — (unaudited) (continued)

Name, Address and Date of Birth*	Position Held With SunAmerica Complex	Term of Office and Length of Time Served(4)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005-present	Vice President and Deputy General Counsel, SunAmerica (2001 to present); Vice President and Secretary, Valic Company I and Valic Company II (2000 to present).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002-present	Vice President, SunAmerica (2001 to present).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006-present	Chief Compliance Officer, SunAmerica (2007 to present); Vice President, Credit Suisse Asset Management (2001 to 2007); Chief Compliance Officer, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005).	N/A	N/A

*  The business address for each Director is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

(1)  The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Fund (14 portfolios), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (5 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 funds), Seasons Series Trust (24 portfolios), AIG Series Trust (3 portfolios) and Brazos Mutual Funds (4 funds).

(2)  Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the Investment Company Act of 1940.

(3)  Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.

(4)  Directors serve until their successors are duly elected and qualified, subject to the Director's Retirement Plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

SunAmerica Focused Portfolios

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2009. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2010.

Portfolio	Net Long-Term Capital Gains
Focused Equity Strategy	$—
Focused Multi-Asset Strategy	—
Focused Balanced Strategy	—
Focused Fixed Income and Equity Strategy	—
Focused Fixed Income Strategy	—
Focused Large-Cap Growth	—
Focused Growth	—
Focused Mid-Cap Growth	—
Focused Small-Cap Growth	—
Focused Value	—
Focused Small-Cap Value	—
Focused Growth and Income	—
Focused Technology	—
Focused Dividend Strategy	—
Focused StarALPHA	—

For the year ended October 31, 2009, the percentage of the dividends paid from ordinary income for the following portfolios qualified for the 70% dividends received deductions for corporations.

Portfolio	Percentage
Focused Equity Strategy	22.75%
Focused Multi-Asset Strategy	11.11
Focused Balanced Strategy	24.23
Focused Fixed Income and Equity Strategy	0.08
Focused Fixed Income Strategy	0.27
Focused Large-Cap Growth	—
Focused Growth	—
Focused Mid-Cap Growth	—
Focused Small-Cap Growth	—
Focused Value	76.11
Focused Small-Cap Value	98.60
Focused Growth and Income	—
Focused Technology	—
Focused Dividend Strategy	100.00
Focused StarALPHA	—

SunAmerica Focused Portfolios

SHAREHOLDER TAX INFORMATION — (unaudited) (continued)

For the year ended October 31, 2009, certain dividends paid by the following Portfolios may be subject to a maximun tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Portfolio	Amount
Focused Equity Strategy	$819,644
Focused Multi-Asset Strategy	10,711,897
Focused Balanced Strategy	3,478,723
Focused Fixed Income and Equity Strategy	433,867
Focused Fixed Income Strategy	548,589
Focused Large-Cap Growth	—
Focused Growth	—
Focused Mid-Cap Growth	—
Focused Small-Cap Growth	—
Focused Value	705,470
Focused Small-Cap Value	344,116
Focused Growth and Income	—
Focused Technology	—
Focused Dividend Strategy	3,969,894
Focused StarALPHA	—

SunAmerica Focused Portfolios

COMPARISONS: PORTFOLIOS vs. THE INDICES — (unaudited)

The following graphs compare the performance of a $10,000 investment in the Portfolios to a similar investment in an index or indices. Please note that the "inception," as used herein, reflects the date on which a specific class of a Portfolio commenced operations. It is important to note that the Portfolios are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Portfolio. The performance of the other classes will vary based upon the differences in sales charges and fees assessed to shareholders of that class.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Equity Strategy Portfolio Class C gained 15.86% (before maximum sales charge) for the 12 months ended October 31, 2009. This outperformed the Portfolio's broad-based benchmark, the Russell 3000 Index, which rose 10.83% for the same period. The Portfolio also outperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which increased 15.09% over the same period.*

The Portfolio was boosted, as were all equity mutual funds, by the broad-based equity market rally that took place during the last two-thirds of the annual period as the financial crisis subsided and risk appetite increased. The Portfolio's performance was also helped during the annual period overall by the better-than-benchmark results from its underlying investments in several of the underlying SunAmerica Funds. Importantly, the Portfolio continued to provide the building blocks of a complete equity allocation, diversification of management, research styles and risk/return parameters as well as attention to style drift and stock overlap.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management discuss the Portfolio's performance over the annual period.

The first four months of the annual period ended October 31, 2009 were marred by concerns about the soundness of the global financial system and the deepening of the economic recession. Equity markets, as measured by several indices, including the S&P 500 Index**, fell sharply before reaching a low for the annual period on March 9, 2009. As it became increasingly clear that the financial crisis had abated and economic conditions had begun to improve, based in large part on massive government intervention, there was a sharp rebound in the equity markets. Investors began to factor in to stock prices the prospects of economic recovery. Indeed, actual economic data soon supported such anticipation. The U.S. economy grew by an estimated 2.2% during the third calendar quarter, having contracted dramatically for the four consecutive quarters prior. Consumer spending, which accounts for approximately 70% of the U.S. economy, was boosted by the government's "cash for clunkers" program. Durable goods orders rose about 22% during the third calendar quarter. Federal Reserve (the "Fed") Chairman Ben Bernanke said in mid-September that the recession was "very likely over."

The equity markets were also supported from early March forward by low inflation (excluding commodity prices), low interest rates and an accommodative Fed. Small- and mid-cap stocks led the strong advance, as those stocks that had struggled most during the first months of the annual period rallied most off the market bottom. That said, enough uncertainty remained in the markets, particularly with respect to rising commodity prices, the falling U.S. dollar, and the threat of global terrorism, to keep U.S. equities from getting ahead of solid earnings.

Focused Equity Strategy Portfolio was particularly helped during the annual period by its underlying investment in the Focused Technology Portfolio, which was added to the Focused Equity Strategy Portfolio in April 2009 to add more diversity. The technology sector led the rebound of the equity markets and indeed was the best performing equity market sector during the 12 months ended October 31, 2009. Technology-related stocks historically tend to lead out of economic downturns, benefiting from earlier cycle spending, strong cash flow generation and good international exposure. Especially during this time period when financial companies were imploding, such characteristics made technology companies attractive investments and also somewhat defensive in nature. Investors liked technology companies' strong balance sheets.

In addition to the Focused Technology Portfolio, the Focused Growth Portfolio and Focused Dividend Strategy Portfolio also boosted relative results. The SunAmerica U.S. Government Securities Fund and SunAmerica GNMA Fund were detractors from relative performance. It is important to remember that the Focused Equity Strategy Portfolio's target allocations and underlying mutual fund selections are set in such a manner so as to help meet investors' goals over the long term.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Equity Strategy Portfolio Class C shares would be valued at $12,156. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $13,894.

	Class A		Class B		Class C††		Class I
Focused Equity Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	9.93%	16.61%	11.88%	15.88%	14.86%	15.86%	16.75%	16.75%
5 year return	(2.16)%	(4.87)%	(1.89)%	(7.84)%	(1.60)%	(7.76)%	(0.92)%	(4.50)%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	2.62%	27.08%	2.82%	21.46%	2.84%	21.56%	(1.35)%	(7.44)%

#  For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Equity Strategy Portfolio Class C returned 14.86% compared to 10.83% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Multi-Asset Strategy Portfolio Class C gained 15.39% (before maximum sales charge) for the 12 months ended October 31, 2009. This outperformed the Portfolio's broad-based benchmark, the Russell 3000 Index, which rose 10.83% for the same period. The Portfolio closely tracked the Lipper Mixed-Asset Target Allocation Growth Funds category, representing its peer group, which increased 15.96% over the same period.*

The Portfolio continued to provide the opportunity to hold a broad range of 10 asset classes in a straight-forward, disciplined way to help reduce investment volatility and smooth out portfolio returns from year to year. Of course, the Portfolio was significantly affected during the annual period by the steep roller-coaster in broad economic and market trends and by mixed results from its underlying investments in the underlying SunAmerica Funds.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management discuss the Portfolio's performance over the annual period.

The first four months of the annual period ended October 31, 2009 were marred by concerns about the soundness of the global financial system and the deepening of the economic recession. Equity markets, as measured by several indices, including the S&P 500 Index**, fell sharply before reaching a low for the annual period on March 9, 2009. As it became increasingly clear that the financial crisis had abated and economic conditions had begun to improve, based in large part on massive government intervention, there was a sharp rebound in the equity markets. Investors began to factor in to stock prices the prospects of economic recovery. Indeed, actual economic data soon supported such anticipation. The U.S. economy grew by an estimated 2.2% during the third calendar quarter, having contracted dramatically for the four consecutive quarters prior. Consumer spending, which accounts for approximately 70% of the U.S. economy, was boosted by the government's "cash for clunkers" program. Durable goods orders rose about 22% during the third calendar quarter. Federal Reserve (the "Fed") Chairman Ben Bernanke said in mid-September that the recession was "very likely over."

The equity markets were also supported from early March forward by low inflation (excluding commodity prices), low interest rates and an accommodative Fed. Small- and mid-cap stocks led the strong advance, as those stocks that had struggled most during the first months of the annual period rallied most off the market bottom. That said, enough uncertainty remained in the markets, particularly with respect to rising commodity prices, the falling U.S. dollar, and the threat of global terrorism, to keep U.S. equities from getting ahead of solid earnings.

The U.S. fixed income market actually followed a similar trajectory as the equity markets during the annual period. In the early months of the annual period, ongoing financial turmoil ignited by the correction in home prices impacted the fixed income market. The flight to quality, especially to U.S. Treasury securities, continued. In December, the Fed lowered interest rates, bringing the targeted federal funds rate to a range of 0% to 0.25%. In addition, the Fed, the Treasury Department and the U.S. government put in place many new programs seeking to inject liquidity into the financial system. For example, in March 2009, the Fed announced that it would begin a formal program of buying U.S. Treasury securities as well as agency debentures and agency mortgage-backed securities. In subsequent meetings, the Fed announced its intention to keep interest rates in the near-zero range for "an extended period."

As investor risk aversion ebbed, the U.S. fixed income market rebounded similarly to the equity markets, especially in the non-Treasury sectors. The best performing sectors within the U.S. fixed income market were corporate securities, both high yield and investment grade, and commercial mortgage-backed securities. Residential mortgage-backed securities also performed well, especially agency mortgage-backed securities, supported by the Fed's plan to continue its purchases of the securities through at least the beginning of 2010. Treasury securities still generated positive total returns but did not perform as well. The 10-year U.S. Treasury ended the annual period on

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

October 31, 2009 yielding 3.41%, down from 3.95% a year earlier. The two-year U.S. Treasury ended the annual period on October 31, 2009 yielding 0.90%, down from 1.45% one year prior. Remember, bond yields and prices typically move in opposite directions. The U.S. fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, gained 13.79% for the 12 months ended October 31, 2009, and U.S. Treasuries, as measured by the Barclays Capital U.S. Government Long Index, advanced a solid 11.47%. To compare, high yield corporate bonds, which are not a component of the Barclays Capital U.S. Aggregate Bond Index, soared 48.10% for the 12-month period ended October 31, 2009, as measured by the Barclays Capital U.S. High Yield Corporate Index.†

Focused Multi-Asset Strategy Portfolio outperformed its all-equity benchmark index, the Russell 3000 Index, due to underlying investments in the SunAmerica International Equity Fund, SunAmerica International Small-Cap Fund, Focused Technology Portfolio, and the SunAmerica Strategic Bond Fund, which each outperformed the benchmark during the period. On the other hand, underlying investments in the SunAmerica U.S. Government Securities Fund and the SunAmerica Value Fund lagged the benchmark during the period. The Portfolio's performance was also boosted within its equity exposure by its underlying investment in the Focused Technology Portfolio, which was added to the Focused Multi-Asset Strategy Portfolio in April 2009 to add more diversity. The technology sector led the rebound of the equity markets and indeed was the best performing equity market sector during the 12 months ended October 31, 2009. Technology-related stocks historically tend to lead out of economic downturns, benefiting from earlier cycle spending, strong cash flow generation and good international exposure. Especially during this time period when financial companies were imploding, such characteristics made technology companies attractive investments and also somewhat defensive in nature. Investors liked technology companies' strong balance sheets.

The Portfolio was restructured during the annual period to add more asset class diversity. Effective November 2008, we added a 20% target allocation to the SunAmerica Alternative Strategies Fund in the Focused Multi-Asset Strategy Portfolio in an effort to broaden diversification, as the SunAmerica Alternative Strategies Fund seeks broad commodity index and hedge fund index exposure. Importantly, the returns generated by these investments have had a historically low correlation†† to stocks and bonds. Such alternative investments can help stabilize a diversified portfolio through stormy market conditions by providing a cushion that may lower overall portfolio volatility and potentially enhance returns over time. It is important to remember that the Focused Multi-Asset Strategy Portfolio, through its target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

†  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Barclays Capital U.S. Government Long Index is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. Government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. The Barclays Capital U.S. High Yield Corporate Index is an unmanaged index of fixed-rate, non-investment grade debt issues rated Ba1 or lower by Moody's, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor's Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Indices are not managed and an investor cannot invest directly into an index.

††  Correlation is measured on a scale from –1.0 to +1.0 in value. A correlation of +1.0 indicates a perfect positive relationship; a correlation of –1.0 indicates a perfect negative relationship.

Securities listed may or may not be a part of current Portfolio construction.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Multi-Asset Strategy Portfolio Class C shares would be valued at $13,451. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $13,894.

	Class A		Class B		Class C††
Focused Multi-Asset Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	9.35%	16.06%	11.26%	15.26%	14.39%	15.39%
5 year return	0.59%	9.30%	0.84%	5.76%	1.15%	5.87%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.12%	40.61%	4.32%	34.37%	4.34%	34.51%

#  For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Multi-Asset Strategy Portfolio Class C returned 14.39% compared to 10.83% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Balanced Strategy Portfolio Class C gained 11.87% (before maximum sales charge) for the 12 months ended October 31, 2009. This outperformed the Portfolio's benchmark, the Russell 3000 Index, which rose 10.83% for the same period. However, the Portfolio underperformed the Lipper Mixed-Asset Target Allocation Growth Funds category, representing its peer group, which increased 15.96% over the same period.*

The Portfolio was significantly affected during the annual period by a steep roller-coaster in broad economic trends and in both equity and fixed income market performance as well as by mixed results from its investments in the underlying SunAmerica Funds. Throughout, the Portfolio continued to provide diversification of management research styles and risk/return parameters as well as attention to style drift.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management discuss the Portfolio's performance over the annual period.

The first four months of the annual period ended October 31, 2009 were marred by concerns about the soundness of the global financial system and the deepening of the economic recession. Equity markets, as measured by several indices, including the S&P 500 Index**, fell sharply before reaching a low for the annual period on March 9, 2009. As it became increasingly clear that the financial crisis had abated and economic conditions had begun to improve, based in large part on massive government intervention, there was a sharp rebound in the equity markets. Investors began to factor in to stock prices the prospects of economic recovery. Indeed, actual economic data soon supported such anticipation. The U.S. economy grew by an estimated 2.2% during the third calendar quarter, having contracted dramatically for the four consecutive quarters prior. Consumer spending, which accounts for approximately 70% of the U.S. economy, was boosted by the government's "cash for clunkers" program. Durable goods orders rose about 22% during the third calendar quarter. Federal Reserve (the "Fed") Chairman Ben Bernanke said in mid-September that the recession was "very likely over."

The equity markets were also supported from early March forward by low inflation (excluding commodity prices), low interest rates and an accommodative Fed. Small- and mid-cap stocks led the strong advance, as those stocks that had struggled most during the first months of the annual period rallied most off the market bottom. That said, enough uncertainty remained in the markets, particularly with respect to rising commodity prices, the falling U.S. dollar, and the threat of global terrorism, to keep U.S. equities from getting ahead of solid earnings.

The U.S. fixed income market actually followed a similar trajectory as the equity markets during the annual period. In the early months of the annual period, ongoing financial turmoil ignited by the correction in home prices impacted the fixed income market. The flight to quality, especially to U.S. Treasury securities, continued. In December, the Fed lowered interest rates, bringing the targeted federal funds rate to a range of 0% to 0.25%. In addition, the Fed, the Treasury Department and the U.S. government put in place many new programs seeking to inject liquidity into the financial system. For example, in March 2009, the Fed announced that it would begin a formal program of buying U.S. Treasury securities as well as agency debentures and agency mortgage-backed securities. In subsequent meetings, the Fed announced its intention to keep interest rates in the near-zero range for "an extended period."

As investor risk aversion ebbed, the U.S. fixed income market rebounded similarly to the equity markets, especially in the non-Treasury sectors. The best performing sectors within the U.S. fixed income market were corporate securities, both high yield and investment grade, and commercial mortgage-backed securities. Residential

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

mortgage-backed securities also performed well, especially agency mortgage-backed securities, supported by the Fed's plan to continue its purchases of the securities through at least the beginning of 2010. Treasury securities still generated positive total returns but did not perform as well. The 10-year U.S. Treasury ended the annual period on October 31, 2009 yielding 3.41%, down from 3.95% a year earlier. The two-year U.S. Treasury ended the annual period on October 31, 2009 yielding 0.90%, down from 1.45% one year prior. Remember, bond yields and prices typically move in opposite directions. The U.S. fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, gained 13.79% for the 12 months ended October 31, 2009, and U.S. Treasuries, as measured by the Barclays Capital U.S. Government Long Index, advanced a solid 11.47%. To compare, high yield corporate bonds, which are not a component of the Barclays Capital U.S. Aggregate Bond Index, soared 48.10% for the 12 months ended October 31, 2009, as measured by the Barclays Capital U.S. High Yield Corporate Index.†

Focused Balanced Strategy Portfolio outperformed its all-equity benchmark index, the Russell 3000 Index, because of its exposure to the equity markets, which outpaced the fixed income market during the annual period. The Portfolio's underlying investments in the SunAmerica International Equity Fund, Focused Growth Portfolio, and Focused Dividend Strategy Portfolio, respectively, outperformed the benchmark. On the other hand, underlying investments in the SunAmerica U.S. Government Securities Fund, Focused Growth and Income Portfolio, and the SunAmerica GNMA Fund, lagged the benchmark during the period.

The Portfolio was restructured during the annual period to add more asset class diversity. Effective November 2008, we added a 25% target allocation to the SunAmerica Alternative Strategies Fund in the Focused Balanced Strategy Portfolio in an effort to broaden diversification, as the SunAmerica Alternative Strategies Fund seeks broad commodity index and hedge fund index exposure. Importantly, the returns generated by these investments have had a historically low correlation†† to stocks and bonds. Such alternative investments can help stabilize a diversified portfolio through stormy market conditions by providing a cushion that may lower overall portfolio volatility and potentially enhance returns over time. It is important to remember that the Focused Balanced Strategy Portfolio, through its target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Russell 3000 Index contains the largest 3,000 companies incorporated in the United States and its territories. The companies are ranked by decreasing total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

†  The Barclays Capital U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The Barclays Capital U.S. Government Long Index is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. Government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. The Barclays Capital U.S. High Yield Corporate Index is an unmanaged index of fixed-rate, non-investment grade debt issues rated Ba1 or lower by Moody's, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor's Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Indices are not managed and an investor cannot invest directly into an index.

††  Correlation is measured on a scale from –1.0 to +1.0 in value. A correlation of +1.0 indicates a perfect positive relationship; a correlation of –1.0 indicates a perfect negative relationship.

Securities listed may or may not be a part of current Portfolio construction.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Balanced Strategy Portfolio Class C shares would be valued at $12,816. The same amount invested in securities mirroring the performance of the Russell 3000 Index would be valued at $13,894.

	Class A		Class B		Class C††		Class I
Focused Balanced Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	6.22%	12.66%	7.89%	11.89%	10.87%	11.87%	12.66%	12.66%
5 year return	0.12%	6.74%	0.36%	3.26%	0.66%	3.34%	1.34%	6.90%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	3.40%	33.93%	3.59%	27.88%	3.62%	28.16%	0.97%	5.62%

#  For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02; Class I 02/23/04.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Balanced Strategy Portfolio Class C returned 10.87% compared to 10.83% for the Russell 3000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Fixed Income and Equity Strategy Portfolio Class C gained 8.52% (before maximum sales charge) for the 12 months ended October 31, 2009. This underperformed the Portfolio's benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 13.79% for the same period. The Portfolio also lagged the Lipper Mixed-Asset Target Allocation Conservative Funds category, representing its peer group, which rose 15.55% over the same period.*

The Portfolio was adversely affected during the annual period by a steep roller-coaster in broad economic and market trends and by mixed results from its investments in the underlying SunAmerica Funds. Still, the Portfolio continued to provide a straight-forward solution to asset allocation through diversification of management, research styles and risk/return parameters as well as attention to style drift.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management discuss the Portfolio's performance over the annual period.

The first four months of the annual period ended October 31, 2009 were marred by concerns about the soundness of the global financial system and the deepening of the economic recession. Equity markets, as measured by several indices, including the S&P 500 Index**, fell sharply before reaching a low for the annual period on March 9, 2009. As it became increasingly clear that the financial crisis had abated and economic conditions had begun to improve, based in large part on massive government intervention, there was a sharp rebound in the equity markets. Investors began to factor in to stock prices the prospects of economic recovery. Indeed, actual economic data soon supported such anticipation. The U.S. economy grew by an estimated 2.2% during the third calendar quarter, having contracted dramatically for the four consecutive quarters prior. Consumer spending, which accounts for approximately 70% of the U.S. economy, was boosted by the government's "cash for clunkers" program. Durable goods orders rose about 22% during the third calendar quarter. Federal Reserve (the "Fed") Chairman Ben Bernanke said in mid-September that the recession was "very likely over."

The equity markets were also supported from early March forward by low inflation (excluding commodity prices), low interest rates and an accommodative Fed. Small- and mid-cap stocks led the strong advance, as those stocks that had struggled most during the first months of the annual period rallied most off the market bottom. That said, enough uncertainty remained in the markets, particularly with respect to rising commodity prices, the falling U.S. dollar, and the threat of global terrorism, to keep U.S. equities from getting ahead of solid earnings.

The U.S. fixed income market actually followed a similar trajectory as the equity markets during the annual period. In the early months of the annual period, ongoing financial turmoil ignited by the correction in home prices impacted the fixed income market. The flight to quality, especially to U.S. Treasury securities, continued. In December, the Fed lowered interest rates, bringing the targeted federal funds rate to a range of 0% to 0.25%. In addition, the Fed, the Treasury Department and the U.S. government put in place many new programs seeking to inject liquidity into the financial system. For example, in March 2009, the Fed announced that it would begin a formal program of buying U.S. Treasury securities as well as agency debentures and agency mortgage-backed securities. In subsequent meetings, the Fed announced its intention to keep interest rates in the near-zero range for "an extended period."

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

As investor risk aversion ebbed, the U.S. fixed income market rebounded similarly to the equity markets, especially in the non-Treasury sectors. The best performing sectors within the U.S. fixed income market were corporate securities, both high yield and investment grade, and commercial mortgage-backed securities. Residential mortgage-backed securities also performed well, especially agency mortgage-backed securities, supported by the Fed's plan to continue its purchases of the securities through at least the beginning of 2010. Treasury securities still generated positive total returns but did not perform as well. The 10-year U.S. Treasury ended the annual period on October 31, 2009 yielding 3.41%, down from 3.95% a year earlier. The two-year U.S. Treasury ended the annual period on October 31, 2009 yielding 0.90%, down from 1.45% one year prior. Remember, bond yields and prices typically move in opposite directions. The U.S. fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, gained 13.79% for the 12 months ended October 31, 2009, and U.S. Treasuries, as measured by the Barclays Capital U.S. Government Long Index, advanced a solid 11.47%. To compare, high yield corporate bonds, which are not a component of the Barclays Capital U.S. Aggregate Bond Index, soared 48.10% for the 12 months ended October 31, 2009, as measured by the Barclays Capital U.S. High Yield Corporate Index.†

Focused Fixed Income and Equity Strategy Portfolio was hurt in relative terms from having an equity exposure. The Portfolio uses a pure fixed income benchmark, and stocks, as measured by the Russell 3000 Index, moderately underperformed fixed income securities, as measured by the Barclays Capital U.S. Aggregate Bond Index, during the annual period. The Portfolio has a U.S. equity allocation range of 15-50% and a non-U.S. stock range of 0-10%. The Portfolio's investment in underlying equity fund Focused StarALPHA Portfolio particularly weighed on results, as the underlying fund generated gains that were less than those of the fixed income benchmark. In addition, the Portfolio's underlying investment in the SunAmerica U.S. Government Securities Fund also lagged the benchmark during the period. It is important to remember that the Focused Fixed Income and Equity Strategy Portfolio, through its target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Barclays Capital U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

†  The Barclays Capital U.S. Government Long Index is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. Government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. The Barclays Capital U.S. High Yield Corporate Index is an unmanaged index of fixed-rate, non-investment grade debt issues rated Ba1 or lower by Moody's, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor's Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Fixed Income and Equity Strategy Portfolio Class C shares would be valued at $11,870. The same amount invested in securities mirroring the performance of the Barclays Capital U.S. Aggregate Bond Index would be valued at $14,083.

	Class A		Class B		Class C††
Focused Fixed Income and Equity Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	2.87%	9.11%	4.52%	8.52%	7.52%	8.52%
5 year return	0.15%	6.88%	0.37%	3.42%	0.67%	3.42%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	2.29%	24.28%	2.49%	18.70%	2.49%	18.70%

#  For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Fixed Income and Equity Strategy Portfolio Class C returned 7.52% compared to 13.79% for the Barclays Capital U.S. Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Fixed Income Strategy Portfolio Class A gained 10.58% (before maximum sales charge) for the 12 months ended October 31, 2009. This underperformed the Portfolio's benchmark, the Barclays Capital U.S. Aggregate Bond Index, which advanced 13.79% for the same period. The Portfolio also underperformed the Lipper General Bond Funds category, representing its peer group, which increased 15.09% over the same period.*

The Portfolio's returns were adversely affected during the annual period by a steep roller-coaster in broad economic and market trends and by the results from its investments in the underlying SunAmerica Funds. Still, the Portfolio continued to provide a straight-forward solution to asset allocation through diversification of management, research styles and risk/return parameters as well as attention to style drift.

Below, portfolio manager Timothy Pettee and team at SunAmerica Asset Management discuss the Portfolio's performance over the annual period.

The U.S. fixed income market overall outpaced the U.S. equity markets during the annual period, but experienced similar extremes. In the early months of the annual period, ongoing financial turmoil ignited by the correction in home prices impacted the fixed income market. The flight to quality, especially to U.S. Treasury securities, continued. In December, the Fed lowered interest rates, bringing the targeted federal funds rate to a range of 0% to 0.25%. In addition, the Fed, the Treasury Department and the U.S. government put in place many new programs seeking to inject liquidity into the financial system. For example, in March 2009, the Fed announced that it would begin a formal program of buying U.S. Treasury securities as well as agency debentures and agency mortgage-backed securities. In subsequent meetings, the Fed announced its intention to keep interest rates in the near-zero range for "an extended period."

As investor risk aversion ebbed, the U.S. fixed income market rebounded similarly to the equity markets, especially in the non-Treasury sectors. The best performing sectors within the U.S. fixed income market were corporate securities, both high yield and investment grade, and commercial mortgage-backed securities. Residential mortgage-backed securities also performed well, especially agency mortgage-backed securities, supported by the Fed's plan to continue its purchases of the securities through at least the beginning of 2010. Treasury securities still generated positive total returns but did not perform as well. The 10-year U.S. Treasury ended the annual period on October 31, 2009 yielding 3.41%, down from 3.95% a year earlier. The two-year U.S. Treasury ended the annual period on October 31, 2009 yielding 0.90%, down from 1.45% one year prior. Remember, bond yields and prices typically move in opposite directions. The U.S. fixed income market, as measured by the Barclays Capital U.S. Aggregate Bond Index, gained 13.79% for the 12 months ended October 31, 2009, and U.S. Treasuries, as measured by the Barclays Capital U.S. Government Long Index, advanced a solid 11.47%. To compare, high yield corporate bonds, which are not a component of the Barclays Capital U.S. Aggregate Bond Index, soared 48.10% for the 12-month period ended October 31, 2009, as measured by the Barclays Capital U.S. High Yield Corporate Index.**

Focused Fixed Income Strategy Portfolio's allocation to investment grade corporate bonds and high yield corporate bonds, via an investment in the underlying mutual fund SunAmerica Strategic Bond Fund, contributed positively to its results. As mentioned, these sectors were among the best performing in the U.S. fixed income market during the annual period, as investors bought more risky assets in search of yield. Conversely, the Portfolio's exposure to

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

U.S. large-cap equities via underlying mutual funds detracted from its results. The Portfolio uses a pure fixed income benchmark, and, as mentioned above, equity markets moderately underperformed fixed income markets during the annual period. The Portfolio may invest up to 20% of its assets in underlying SunAmerica Funds that invest in equities with no style or capitalization restrictions and as of the end of the annual period, 8.85% were in equities. It is important to remember that the Focused Fixed Income Strategy Portfolio, through its target allocations and underlying mutual fund selections, is designed for investors with a long-term perspective.

Past performance is no guarantee of future results.

*  The Barclays Capital U.S. Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The Barclays Capital U.S. Government Long Index is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. Government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. The Barclays Capital U.S. High Yield Corporate Index is an unmanaged index of fixed-rate, non-investment grade debt issues rated Ba1 or lower by Moody's, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor's Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

Shareholders should carefully consider the investment objectives, risks, charges and expenses of the Portfolio's underlying fund investments before investing. This and other important information is contained in the Prospectuses of the underlying funds, which can be obtained from your financial adviser or from the SunAmerica Sales Desk at 800-858-8850, ext. 6003. Read the Prospectus carefully before investing.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Fixed Income Strategy Portfolio Class A shares would be valued at $12,165. The same amount invested in securities mirroring the performance of the Barclays Capital U.S. Aggregate Bond Index would be valued at $14,083.

	Class A		Class B		Class C††
Focused Fixed Income Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	4.23%	10.58%	5.89%	9.89%	8.99%	9.99%
5 year return	1.68%	15.26%	1.89%	11.58%	2.22%	11.60%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	2.85%	29.05%	3.05%	23.37%	3.06%	23.41%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/08/02; Class B 11/08/02; Class C 11/08/02.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Fixed Income Strategy Portfolio Class A returned 4.23%, compared to 13.79% for the Barclays Capital U.S. Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Large-Cap Growth Portfolio Class A gained 14.12% (before maximum sales charge) for the 12 months ended October 31, 2009. This underperformed the Portfolio's benchmark, the Russell 1000 Growth Index, which rose 17.51% for the same period. The Portfolio also lagged the Lipper Large-Cap Growth Funds category, representing its peer group, which increased 14.74% during the same period.*

The Portfolio generated solid double-digit gains during the annual period, but lagged somewhat on a relative basis impacted by unusually high volatility in the equity markets. Such high volatility was driven by shifting sentiment toward economic prospects and reactions to either confirming or surprising economic data. Widespread fears of a failure of the financial system and limited credit availability pushed equity markets lower during the first half of the fiscal year. Then, early signs of "less bad" demand trends along with massive government stimulus provided relief that drove a strong rally in equities from early March forward.

Below, portfolio manager John Massey and team at SunAmerica Asset Management discuss the Portfolio's performance during the annual period.

The Portfolio benefited from its underweighted allocation to industrials, which lagged the Russell 1000 Growth Index, and its overweighted exposure to information technology, which was the best performing sector in the benchmark index during the annual period. Conversely, the Portfolio's overweighted allocation to financials, the worst performing sector in the benchmark index, detracted from its results.

Individual security selection had the greatest effect on the Portfolio's results during the annual period. The Portfolio benefited most from its positions in pharmaceutical manufacturer Mylan, financial services firm Goldman Sachs Group, and department store operator Kohl's. Detracting most from the Portfolio's results were positions in railroad holding company Union Pacific, biotechnology firm Celgene and pharmaceutical manufacturer Gilead Sciences. Across the broad range of sectors, companies that were highly leveraged struggled, as they faced uncertainty about their ability to refinance their balance sheets and at what cost if they were able to do so. Debt refinancing had been of little concern for these companies previously.

Past performance is no guarantee of future results.

*  The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Large-Cap Growth Portfolio Class A shares would be valued at $7,663. The same amount invested in securities mirroring the performance of the Russell 1000 Growth Index would be valued at $7,080.

	Class A		Class B		Class C††		Class Z
Focused Large-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	7.54%	14.12%	9.36%	13.36%	12.43%	13.43%	14.86%	14.86%
5 year return	(2.11)%	(4.61)%	(2.00)%	(7.77)%	(1.59)%	(7.70)%	(0.36)%	(1.79)%
10 year return	(2.63)%	(18.71)%	(2.57)%	(22.90)%	(2.68)%	(23.82)%	(1.56)%	(14.54)%
Since Inception*	1.45%	25.06%	1.51%	18.61%	1.32%	16.11%	(0.95)%	(9.42)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98; Class Z 07/07/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Large-Cap Growth Portfolio Class A returned 7.54% compared to 17.51% for the Russell 1000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Growth Portfolio Class A gained 25.93% (before maximum sales charge) for the 12 months ended October 31, 2009. This outperformed the Portfolio's benchmark, the Russell 3000 Growth Index, which rose 17.04% for the same period. The Portfolio also outperformed the Lipper Large-Cap Growth Funds category, representing its peer group, which increased 14.74% during the same period.*

Equity markets around the globe began the annual period in the midst of a significant sell-off, as the full weight of the credit and economic crisis took hold. Many equity indices hit their low point for the annual period in early March, as evidence of an above-average contraction in the U.S. economy continued to unfold. Then, amid signs of stabilization in the economy and global financial system, equity markets rebounded strongly and continued to do so for most of the remaining months of the fiscal year. Despite late period weakness, most broad equity indices finished the 12 months ending October 31, 2009 with strong gains, led by mid-capitalization stocks, which significantly outperformed their large-cap and small-cap counterparts. Growth indices outperformed value across the capitalization spectrum, as information technology and consumer discretionary led all sectors with robust double-digit gains. Healthcare and industrials lagged other sectors within the Russell 3000 Growth Index. Most commodities finished significantly higher, led by precious metals and industrial metals. Natural gas was a notable exception, declining during the 12-month period.

The broad-based market rally boosted the absolute returns of virtually all equity funds as the financial crisis subsided and risk appetite increased. Growth-oriented funds in particular performed well, outpacing their value counterparts on a relative basis as measured by the Russell indices.

Below, portfolio manager Ron Sachs and team of Janus Capital Management, LLC discuss the Portfolio's performance during the annual period.

The Portfolio's sector allocations are a reflection of our bottom-up fundamental research process rather than bets based on a particular macroeconomic viewpoint. That said, the Portfolio's overweighted exposure to information technology and consumer staples provided the greatest positive contribution to the Portfolio's relative results from a sector allocation perspective. An underweighted position in industrials also helped results. Detracting somewhat from its results relative to the Russell 3000 Growth Index was the Portfolio's overweighted exposure to healthcare and its underweighted position in consumer discretionary.

Given our bottom-up process, it comes as no surprise that stock selection drove much of the Portfolio's performance during the annual period. Holdings within information technology, consumer staples and health care particularly boosted results. Apple was the top individual contributor during the annual period, as it continued to execute well and gain market share even during the soft economy, especially in the high-end personal computer market with its Macintosh line of personal computers and laptops. Global brewer Anheuser-Busch InBev also performed well amid asset sales, cost cutting, a series of strong earnings reports and a good pricing environment. Medical equipment maker Intuitive Surgical had a strong fiscal year as well. The company's Da Vinci surgical system gained market share, as its technology gained wider adoption by doctors, hospitals and patients for a growing number of procedures. It is worth noting that the company's surgical systems are often difficult to displace once adopted.

Conversely, biotechnology and agricultural companies weighed on the Portfolio's relative results during the annual period. More specifically, biopharmaceutical firm Celgene was the biggest individual detractor during the fiscal year,

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

as it suffered from an overall negative tone for healthcare stocks amid uncertainty surrounding health care reform in the U.S. The stock rebounded late in the annual period following a better-than-expected earnings report driven by sales of its cancer fighting drug Revlimid. The company also released encouraging data from a Phase 3 study that looked at treatment of newly diagnosed multiple myeloma patients. On the agriculture side, Potash was a major detractor for the Portfolio during the annual period. The company's stock struggled amidst weakness in commodities and falling demand, as farmers reduced fertilizer purchases to better manage their costs in light of tighter credit conditions. Because Potash had been impacted more than we anticipated, we sold the Portfolio's position in its shares. Monsanto, a leader in seed technology and crop control products, also detracted from the Portfolio's results. In our view, Monsanto's shares unfairly traded like a commodity stock during the annual period and with greater volatility than its business suggested. We continued to hold the position at the end of October 2009 based on our belief that the company's seed technology gives it a strong competitive advantage and pricing power. We also remained attracted to the growth opportunity of new products that increase crop yields for farmers.

Past performance is no guarantee of future results.

*  The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 3000 Index is a comprehensive large-cap index measuring the performance of the 3,000 largest U.S companies based on total market capitalization. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Growth Portfolio Class A shares would be valued at $10,152. The same amount invested in securities mirroring the performance of the Russell 3000 Growth Index would be valued at $7,271.

	Class A		Class B		Class C††
Focused Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	18.67%	25.93%	21.14%	25.14%	24.07%	25.07%
5 year return	1.61%	14.91%	1.79%	11.25%	2.14%	11.19%
10 year return	0.15%	7.70%	0.22%	2.23%	0.09%	0.92%
Since Inception*	6.04%	126.73%	6.09%	115.06%	5.40%	94.55%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/19/96; Class B 11/19/96; Class C 03/06/97.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Growth Portfolio Class A returned 18.67% compared to 17.04% for the Russell 3000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Mid-Cap Growth Portfolio Class A gained 14.34% (before maximum sales charge) for the 12 months ended October 31, 2009. This underperformed the Portfolio's benchmark, the Russell Midcap Growth Index, which advanced 22.48% for the same period. The Portfolio also underperformed the Lipper Mid-Cap Growth Funds category, representing its peer group, which rose 16.74% during the same period.*

The recent recession, was the longest and deepest in the post-war period, lasting 18 months and contracting 3.8%. On March 9th, prior to the recession's end as consistent with past history, the equity market, as measured by several indices, including the S&P 500 Index**, reached a low for the annual period and subsequently began a remarkably strong recovery. While the rise in stock prices was broad-based, higher risk stocks were the clear leading performers, as investors shifted from being very risk averse to actively seeking risk, seemingly concluding that the worst of the recession and financial crisis was over. The equity market recovery gained momentum during the third calendar quarter. As a result, all major equity indices, while still below their historical highs, were up sharply year-to-date through October 31, 2009, with mid-cap stocks leading the recovery. Indeed, for the annual period as a whole, mid-cap stocks were the best performing segment of the U.S. equity market, and mid-cap growth stocks significantly outpaced their value-oriented counterparts. Still, lower-quality stocks within the mid-cap growth segment of the equity market led the way. Therefore, those who chose to mitigate risk amidst a volatile economic and market environment by maintaining portfolios of higher-quality stocks based on a longer-term perspective generated robust double-digit absolute gains, but lagged on a relative basis.

Below, Tony Y. Dong and Team, portfolio managers at Munder Capital Management, discuss the Portfolio's performance during the annual period.

Stocks that led the equity market recovery from early March 2009 through October 31, 2009 were, as indicated above, generally those with higher beta, low or negative returns on equity, low or negative earnings per share growth, low or negative price/earnings ratios and of generally lower quality. While the Portfolio had some exposure to many of these factors, it generally was structured to emphasize the opposite—namely companies with high growth, high profitability, slightly lower than average beta and average price/earnings ratios. Thus, the Portfolio underperformed the Russell Midcap Growth Index during the fiscal year.

That said, more than 60% of the stocks owned by the Portfolio generated positive absolute returns during the annual period, with 75% of these producing double-digit gains. In contrast, of the stocks producing negative absolute returns, only 25% suffered double-digit declines. In short, the Portfolio's underperformance of the Russell Midcap Growth Index can be largely attributed to stocks that it did not own. An increased appetite for risk meant that lower-quality stocks rallied more robustly than higher-quality ones. It is important to note that the fundamentals of the Portfolio remained stronger than the equity market overall. For example, revenue gains over the 12 months ended October 31, 2009 were 5% for the Portfolio as a whole as compared to (3)% for the S&P MidCap 400 Index. This, we believe, indicates more sustainable growth for the Portfolio's holdings overall than for the broader mid-cap equity market universe.

Another important factor to note is that a relief rally in higher-risk securities is quite typical in the early stages of a market recovery. This is because companies with such characteristics are highly vulnerable in a weak economy. As their viability improves with the broader economy, a snap-back in stock prices can occur. In our view, common sense would suggest that weak companies are not likely leaders in the long run, and history indicates that these snap-backs are short-lived.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

While the pattern of the most recent equity market recovery is similar to past cycles, the speed and magnitude of both the recovery and the shift to higher-risk securities has been extreme. The abrupt move favoring risk was similar to previous post-recovery periods, but greatly exaggerated. In fact, we believe the appetite for riskier assets may have already run its course.

Keeping in mind the fundamentally weak attributes of the recent market leaders, we believed, at the end of October, that caution was warranted. While historically, a transition from market-driven factors to fundamentals typically occurs after a market bottom—exactly when that may occur we cannot forecast—we do expect fundamental trends to once again drive stock prices. Our well-established and time-tested equity investment discipline is based on focusing on high-quality stocks with strong fundamentals and good management.

During the annual period, the Portfolio's biggest positive contributors to performance were Discovery Communications, American Superconductor, Tupperware Brands, O'Reilly Automotive Industries and Corporate Office Properties Trust. Strong performance of Discovery Communications, which is comprised of a portfolio of television networks such as Discovery Channel, Animal Planet and The Learning Channel, was driven by margin expansion and investors' appreciation for the strength of the company's brands. The share price of American Superconductor, an energy technology company that designs wind turbines and manufactures superconducting materials for the electrical power industry, rose on strong order growth, including a sizable exposure to the Chinese market. Tupperware Brands, best known for its food storage, serving and preparation products, benefited from its exposure to emerging markets. O'Reilly Automotive, a chain of retail auto parts stores, saw its share price advance both due to an acquisition made in 2008 and to strong comparable store sales gains, as consumers held on to their cars for longer than usual periods, making repairs rather than buying new automobiles. Corporate Office Properties Trust's stock performed well, as investors appreciated the resilience of its portfolio in the recession, healthy base of primarily defense-related office tenants, and strong balance sheet.

Of the stocks owned by the Portfolio during the annual period, the biggest detractors were Kansas City Southern, Atlas Energy, Cepheid, Diodes and Affiliated Managers Group. Kansas City Southern, which owns and operates railroads in the southern U.S. and Mexico, experienced a cyclical decline in demand. Atlas Energy, a domestic natural gas producer, was negatively impacted by lower natural gas prices. Shares of Cepheid, which sells viral infection testing equipment, struggled as hospitals faced tighter budgets, thus slowing the usage and adoption of screening programs. We sold the Portfolio's position in Cepheid early in 2009. We sold the Portfolio's position in Diodes, a semiconductor company, during the fourth quarter of 2008. Diodes' end markets were in a cyclical downtrend and the company had more leverage than we were comfortable with in the economic environment dominating those months. Shares of Affiliated Managers Group, which owns an equity interest in a number of mid-sized investment management companies, were hurt by the dramatic decline in the financial markets.

Past performance is no guarantee of future results.

*  The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

**  The S&P 500 Index is Standard Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Mid-Cap Growth Portfolio Class A shares would be valued at $8,646. The same amount invested in securities mirroring the performance of the Russell Midcap Growth Index would be valued at $9,342.

	Class A		Class B		Class C††
Focused Mid-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	7.74%	14.34%	9.68%	13.68%	12.52%	13.52%
5 year return	N/A	N/A	N/A	N/A	N/A	N/A
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	(3.37)%	(8.28)%	(3.03)%	(10.79)%	(2.63)%	(10.70)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 08/03/05; Class B 08/03/05; Class C 08/03/05.

For the 12 month period ended October 31, 2009, the Focused Mid-Cap Growth Portfolio Class A returned 7.74% compared to 22.48% for the Russell Midcap Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Small-Cap Growth Portfolio Class A gained 11.38% (before maximum sales charge) for the 12 months ended October 31, 2009. The Portfolio modestly outperformed its broad-based benchmark, the Russell 2000 Growth Index, which rose 11.34% for the same period. The Portfolio underperformed the Lipper Small-Cap Growth Funds category, representing its peer group, which increased 13.12% over the same period.*

The broad-based equity market rally that occurred as the financial crisis subsided and investor risk appetites increased from early March 2009 forward boosted the absolute returns of virtually all equity funds. Growth-oriented funds, in particular, significantly outperformed their value counterparts on a relative basis, as measured by the Russell indices. That said, lower-quality stocks within the equity market overall led the way. Therefore, those funds that chose to mitigate risk amidst volatile economic and market conditions by maintaining portfolios of higher-quality stocks based on a longer-term perspective still generated solid double-digit absolute gains, but lagged some of their more aggressive peers.

Below, Ronald Baron and Team, portfolio managers at BAMCO, Inc., discuss the Portfolio's performance during the annual period.

During the 12-month period ended October 31, 2009, the Portfolio's stock selection in the healthcare and industrials sectors helped its results relative to the Russell 2000 Growth Index. Overweighted positions in business services and consumer goods also buoyed the Portfolio's performance. Conversely, its allocation to and stock selection within the information technology sector detracted from its relative results. An overweighted exposure to financials also held back further gains.

On an individual stock basis, contributing positively to the Portfolio's annual returns were positions in MSCI, which provides investment decision support tools; Edwards Lifesciences, a cardiovascular-focused medical products supplier; Whole Foods Market, a natural and organic food supermarket chain; and VCA Antech, a veterinary medical services provider. The biggest individual detractors from the Portfolio's performance during the annual period were commercial bank SVB Financial Group; food products manufacturer Ralcorp Holdings; and casino resort developer and operator Wynn Resorts.

We remain long-term investors, believing that the turbulence in the equity markets during the recently concluded fiscal year can provide additional buying opportunities. In that light, we were looking, at the end of October, for opportunities to invest in companies that have the potential to improve America. Examples included companies that are working to lower healthcare costs, reduce dependence on oil, improve education and benefit from financial system reform. The equity market's strong performance during the second half of the fiscal year was broad based, reflecting our view that stocks were generally over-sold. While there remained great uncertainty about the economy at the end of October, we believed that investors will become increasingly discriminating and that stock selection will be more essential than ever. By the end of the annual period, then, we believe we had constructed a portfolio of companies that should perform well as the economy recovers. For example, we believed at the end of October that many of the businesses in which the Portfolio was invested were well-positioned to take advantage of, and benefit from, the administration's stimulus package. Included in the Portfolio were companies that supply construction materials, engineering firms, and utility companies engaged in alternative energy and enhancement to the U.S. electricity grid. Also included were companies providing cost-effective healthcare. As always, we looked for companies with a unique product or service, defensible niches, and smart, talented and driven management teams.

Past performance is no guarantee of future results.

*  The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Small-Cap Growth Portfolio Class A shares would be valued at $13,467. The same amount invested in securities mirroring the performance of the Russell 2000 Growth Index would be valued at $10,120.

	Class A		Class B		Class C††		Class I
Focused Small-Cap Growth Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	5.00%	11.38%	6.55%	10.55%	9.59%	10.59%	11.32%	11.32%
5 year return	0.63%	9.52%	0.89%	5.89%	1.16%	5.93%	1.92%	9.98%
10 year return	3.02%	42.88%	3.12%	35.92%	2.95%	33.79%	N/A	N/A
Since Inception*	4.72%	83.02%	4.75%	72.96%	4.50%	68.17%	(0.74)%	(6.69)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative Returns do not include sales load. If sales load had been included, the Return would have been lower.

*  Inception date: Class A 01/06/98; Class B 01/06/98; Class C 01/06/98; Class I 07/10/00.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Small-Cap Growth Portfolio Class A returned 5.00% compared to 11.34% for the Russell 2000 Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Value Portfolio Class A gained 18.46% (before maximum sales charge) for the 12 months ended October 31, 2009. The Portfolio outperformed its benchmark, the Russell 3000 Value Index, which advanced 4.56%. The Portfolio also outperformed the Lipper Multi-Cap Growth Funds category, representing its peer group, which increased 16.30%, over the same period.* While the Portfolio is indeed a value-oriented one and was previously placed in the Multi-Cap Value Fund category, Lipper categorized it as a Multi-Cap Growth Fund during the summer of this annual period because a substantial portion of the Portfolio's investments did not fit the conventional value definition. Often, investment professionals use measures like price/earnings ratios to make such categorizations. However, a recession can cause some companies to have high price/earnings ratios for a short period of time, and thus those companies would be considered to be growth companies.

The 12 months ended October 31, 2009 represent one of the most difficult, volatile and destructive periods in financial markets in at least three decades. We believe the definitive story of when the recent crisis began, what it was about, how it was solved, who caused it and when it ended is at least a decade away. Meanwhile, investors have been comparing the current crisis to every known crisis in recorded history, searching for parallels in the hope that pursuing such an analysis will provide answers for the current situation. Economic history suggests that betting the current scenario is a repeat of The Great Depression or some terminal, catastrophic and permanent condition is likely to be inaccurate.

With respect to price performance, the second half of the annual period unfolded as a mirror image of the second half of 2008. With each day, the panic of last year receded into the background, as financial markets took another step toward normalcy. Even the much-headlined collateralized debt obligations (CDOs) and structured debt markets were trading. Capital markets, as measured by activity in corporate bond and equity issuance, mergers and acquisitions, were active, suggesting to many that the financial crisis is behind us.

Below, Peter Doyle and Team, portfolio managers at Kinetics Asset Management, Inc., discuss the Portfolio's performance during the annual period.

For many investors, the resumption of liquidity markets was an insufficient reason for asset prices to rise. Consequently, there were frequent, loud objections to the gains in stocks during the second half of the fiscal year. The phrase most used to express this view was that stocks had risen "too far, too fast." Throughout the annual period, we believed that rising liquidity would indeed lead to higher asset prices and valuations than those seen during the height of the financial and economic crises. After all, in our view, those mid-crises depressed prices, even after considering the severe effects of the recession, had little connection to underlying business values. We attempted to position the Portfolio accordingly.

Sector allocation was not an active management strategy within our investment process. Rather, our strategy was to buy and hold companies so as to seek to benefit from the returns on equity associated with their business operations. The Portfolio benefited most during the annual period from investments in Canadian oil sands companies, Chinese infrastructure, energy and financial businesses, U.S. railways , and transaction processing companies, such as Visa, Mastercard and Broadridge Financial. Detracting somewhat from the Portfolio's results were positions in securities exchanges, such as Chicago Mercantile Exchange, Intercontinental Exchange, NYSE Euronext and NASDAQ, which performed marginally during the second-half rally, despite a material improvement in their business positions. One

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

reason for the exchanges' relative underperformance was tough comparisons to the crisis period of 2008. Despite that, at the end of October, we continued to hold these positions in the Portfolio, as we believed these companies had the potential to see substantially higher earnings and stock prices, as regulators and governments make rules and pass legislation mandating that all capital market transactions beyond a certain magnitude occur on securities exchanges.

Past performance is no guarantee of future results.

*  The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Value Portfolio Class A shares would be valued at $16,009.

The same amount invested in securities mirroring the performance of the Russell 3000 Value Index would be valued at $12,318.

	Class A		Class B		Class C††
Focused Value Portolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	11.65%	18.46%	13.62%	17.62%	16.64%	17.64%
5 year return	(0.45)%	3.71%	(0.20)%	0.37%	0.08%	0.38%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	4.82%	69.83%	4.89%	61.25%	4.76%	59.14%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 11/01/99; Class B 11/01/99; Class C 11/01/99.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Value Portfolio Class A returned 11.65% compared to 4.56% for the Russell 3000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Small-Cap Value Portfolio Class A gained 11.00% (before maximum sales charge) for the 12 months ended October 31, 2009. The Portfolio significantly outperformed its broad-based benchmark, the Russell 2000 Value Index, which rose 1.96% for the same period. The Portfolio lagged the Lipper Small-Cap Core Funds category, representing its peer group, which increased 11.82% over the same period.*

The annual period began amidst a severely troubled economy and equity market caused by a domino effect of falling real estate prices and their subsequent impact on both leveraged financial securities prices and the worldwide holders of the securities. As the value of these securities eroded, the ability of financial institutions that held these securities, and virtually all of them did, to continue lending and providing liquidity to the financial system collapsed. Credit tightened or was non-existent between financial institutions and to their borrowing customers. The government rushed to roll out one bailout package after another, and the Federal Reserve Board (the "Fed") lowered its targeted federal funds rate to a range of 0.25% to 0% by the end of December 2008. The equity markets experienced a modest rally into the new year as the exiting of the Bush administration and the entry of the Obama administration offered new hope and opportunities for recovery. The Obama honeymoon rally, however, quickly ended as consumer confidence and spending dropped, and investors became concerned that the bailout packages and liquidity programs were coming too slow and too late. The equity markets continued to fall until early March 2009 when they finally bottomed and began a sharp upward recovery. The rally in the equity markets from the March low through the end of the annual period was one of the strongest in history. While economic indicators had not yet reflected the strength of the equity market rebound, the worst appeared to be over and there were increasing signs of economic improvement.

Below, portfolio manager Daniel Lew and team at SunAmerica Asset Management discuss the Portfolio's performance during the annual period.

The Portfolio benefited from the return of liquidity during the second half of the annual period and the strong equity market rally that followed, especially among small-cap stocks. More specifically, an overweighted position in the materials sector, which outpaced the Russell 2000 Value Index, and an underweighted allocation to the financials sector, which lagged the broader market, boosted the Portfolio's results.

The greatest individual contributors to the Portfolio's performance during the annual period included holdings in Yamana Gold, a Canadian oil producer; STEC, which designs, develops, manufactures and markets custom memory solutions based on flash memory and dynamic random access memory (DRAM) technologies; McDermott International, an engineering and contracting services provider to the power and energy industries; Xyratex, which designs, develops and manufactures data storage subsystems and storage process technology; and American Italian Pasta, a dry pasta products producer and distributor.

Individual detractors from the Portfolio's performance during the annual period included iron ore producer Cliffs Natural Resources; coal producer Walter Energy; Chinese advertising agency Focus Media Holding; Chinese bottled water company Heckmann; and oil and natural gas producer W&T Offshore.

Past performance is no guarantee of future results.

*  The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Russell 2000 Index consists of the smallest 2,000 of the largest 3,000 U.S. companies. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Small-Cap Value Portfolio Class A shares would be valued at $17,474. The same amount invested in securities mirroring the performance of the Russell 2000 Value Index would be valued at $20,664.

	Class A		Class B		Class C††
Focused Small-Cap Value Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	4.62%	11.00%	5.98%	9.98%	9.14%	10.14%
5 year return	(3.06)%	(9.19)%	(2.85)%	(12.41)%	(2.57)%	(12.21)%
10 year return	5.74%	85.34%	5.80%	75.80%	5.68%	73.70%
Since Inception*	4.18%	73.64%	4.23%	64.72%	4.01%	60.60%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Small-Cap Value Portfolio Class A returned 4.62% compared to 1.96% for the Russell 2000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Growth and Income Portfolio Class A gained 8.78% (before maximum sales charge) for the 12 months ended October 31, 2009. This underperformed the Portfolio's benchmark, the S&P 500 Index, which advanced 9.80% for the same period. The Portfolio also underperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which rose 15.09% over the same period.*

During the first half of the annual period, investors had to give serious consideration to the unpleasant possibility that government authorities would be unable to prevent a modern-day Great Depression. Events were careening out of control, with the credit seizure and declining economic activity creating a vicious, self-feeding downward spiral. The price of risk assets, including equities, lower quality bonds and commodities, collapsed in record time, as volatility levels soared. By contrast, higher quality assets, especially U.S. Treasury securities, soared, as returns on cash fell to near zero along with the targeted federal funds rate. Fortunately, extraordinary policy interventions pulled the global economy back from the brink, and the shift in economic perceptions from deep despair to cautious optimism drove risk asset prices sharply higher during the second half of the fiscal year.

Below, Robert Doll and Team, portfolio managers at BlackRock Investment Management, LLC, discuss the Portfolio's performance during the annual period.

From October 2008 through early March 2009, the lingering effect of the credit crisis was the dominant theme in the equity markets. Companies and industries that were most vulnerable to a lack of credit and most cyclical in nature were impacted hardest by the lack of consumer demand and the dearth of credit. Our avoidance in the Portfolio of lower quality names in the sectors most impacted by the credit crisis helped its performance during those months. However, this same higher quality bias hurt the Portfolio's results from the beginning of March through the end of the annual period. During those months, lower quality, higher beta and more cyclical industry groups generally outperformed.

Overall for the annual period, the Portfolio benefited from its underweighted allocations to financials, utilities and industrials and its overweighted exposure to information technology and energy. To expand upon just a few of these positions, the Portfolio was underweight in financials based on our belief that there remained much uncertainty around the future banking business model in an era of increased costs due to more regulation and higher capital requirements. Industry positioning within the Portfolio's overweight to information technology was particularly beneficial, especially an emphasis on computers and peripherals, information technology services, and software. We favored information technology services companies due to the secular trend in outsourcing and their high degree of recurring revenues. Individual holdings that performed particularly well during the annual period included positions in information technology's Symantec and QLogic. A lack of exposure to the industrial sector's General Electric also helped the Portfolio's relative results.

The Portfolio's overweighted position in healthcare and its underweighted allocations to telecommunication services and materials detracted during the annual period. Within healthcare, allocations to pharmaceuticals and biotechnology particularly detracted. Despite these industries' underperformance, driven in part by Congressional news flow, we maintained the Portfolio's broad-based exposure to those pharmaceutical and biotechnology firms that we considered to have stable demand trends and attractive valuations. Additionally, the Portfolio was overweight in healthcare providers and services, such as managed care, medical facilities and prescription benefit managers, as we

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

believed these groups were discounting worst-case reform scenarios. These groups also provide cost containment services, which were increasingly important in light of escalating healthcare spending trends. Within materials, the Portfolio was hurt by its underweighted position in areas more closely correlated to commodity prices, which performed well as the market picked up during the second half of the annual period. From an individual stock perspective, selection in financials overall detracted, most notably the Portfolio's exposure to Capital One Financial. Elsewhere, detractors included consumer discretionary's Darden Restaurants and energy's Sunoco.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Growth and Income Portfolio Class A shares would be valued at $8,461. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $9,088.

	Class A		Class B		Class C††
Focused Growth and Income Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	2.50%	8.78%	4.13%	8.13%	7.03%	8.03%
5 year return	(2.36)%	(5.85)%	(2.18)%	(8.93)%	(1.84)%	(8.88)%
10 year return	(1.66)%	(10.25)%	(1.60)%	(14.88)%	(1.72)%	(15.93)%
Since Inception*	1.35%	24.73%	1.41%	18.31%	1.18%	15.18%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 10/15/97; Class B 10/15/97; Class C 10/15/97.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Growth and Income Portfolio Class A returned 2.50% compared to 9.80% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Technology Portfolio Class A gained 25.17% (before maximum sales charge) for the 12 months ended October 31, 2009. This underperformed the Portfolio's benchmark, the Morgan Stanley Technology Index, which rose 38.49% for the same period. The Portfolio also lagged the Lipper Science & Technology Funds category, representing its peer group, which advanced 29.15% during the same period.*

During the fiscal year ended October 31, 2009, the economy experienced a sharp contraction due to a crisis in the credit markets and a collapse in the housing market. The result was a recessionary environment that included rising unemployment. As a result, the equity markets suffered extraordinarily steep declines through the early part of March 2009. Since then, the equity markets have recovered significantly.

The technology sector led the rebound of the equity markets and indeed was the best performing equity market sector during the 12 months ended October 31, 2009. Technology-related stocks historically tend to lead out of economic downturns, benefiting from earlier cycle spending, strong cash flow generation and good international exposure. Especially during this time period when financial companies were imploding, such characteristics made technology companies attractive investments and also somewhat defensive in nature. Investors liked technology companies' strong balance sheets. During the latter half of the fiscal year, semiconductor companies were especially strong performers, being a particularly cyclical group with a great deal of leverage to an economic recovery.

All that said, even with signs of recovery in the broader economy, there was not overwhelming evidence that spending on technology had yet returned in earnest. Activity did pick up during the latter months of the fiscal year, but visibility remained limited as to when enterprises would loosen their information technology spending budgets. The rally in the equity market broadly and in the technology sector appeared to be a non-fundamentally-based one that favored lower-quality stocks. Therefore, those portfolio managers with a long-term perspective who stayed disciplined to their higher-quality, fundamentals-based investment criteria still generated robust double-digit absolute gains but lagged on a relative basis.

Below, portfolio manager Andrew Sheridan and team at SunAmerica Asset Management discuss the Portfolio's performance during the annual period.

Along with the technology sector overall, the Portfolio's returns rebounded sharply since March 2009, but it was not quite enough to compensate for the steep declines experienced during the earlier part of the fiscal year, and so the Portfolio underperformed its benchmark index. More specifically, the Portfolio did not participate as fully as the technology sector broadly did in the initial rally off the equity market's March lows due to our belief that the equity market was getting too far ahead of the fundamental macroeconomic environment. While we made adjustments as the fiscal year progressed, we maintained a valuation discipline that prevented the Portfolio from capturing the full effect of market recovery. That is, while we sought out stocks offering what we considered to be compelling valuations throughout the annual period, more growth-oriented stocks outperformed both year-to-date through October 31, 2009, and for the annual period overall.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

From an industry perspective, an underweighted position in semiconductors, which, as mentioned above, was a clear standout during the second half of the fiscal year, detracted. That said, performance of the Portfolio's individual positions within the semiconductor industry was mixed. The Portfolio enjoyed strong results from holdings in ASML, Marvell Technology and Broadcom, among others. However, weaker performance stemmed from holdings in Intersil, STEC, Microsemi and Microchip Technology. Aside from STEC, we sold the Portfolio's positions in these weaker performers by end of the annual period. Elsewhere in the technology sector, the Portfolio was hurt by either not owning or holding underweighted positions relative to the benchmark index in Amazon.com, Netapp, Sun Microsystems, Juniper Networks, eBay, NVIDIA and Flextronics International.

On the positive side, the Portfolio still generated robust double-digit returns during the annual period, boosted by especially strong performance from several holdings in the software and services group, including Rovi, Salesforce.com, McAfee and Nuance Communications. The Portfolio also benefited from its position in leading services company Cognizant Technology Solutions. Other outstanding performers for the Portfolio during the fiscal year included Visa, Fiserv and Activision Blizzard.

Past performance is no guarantee of future results.

*  The Morgan Stanley Technology Index is an equal-dollar weighted index designed to measure the performance of a cross section of highly capitalized U.S. companies that are active in nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecommunications equipment, server hardware, PC hardware and peripherals, specialized systems and semiconductors. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused Technology Portfolio Class A shares would be valued at $4,163. The same amount invested in securities mirroring the performance of the Morgan Stanley Technology Index Index would be valued at $6,234.

	Class A		Class B		Class C††
Focused Technology Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	17.95%	25.17%	20.34%	24.34%	23.34%	24.34%
5 year return	(0.60)%	2.99%	(0.44)%	(0.19)%	(0.04)%	(0.19)%
10 year return	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception*	(8.86)%	(55.84)%	(8.78)%	(58.02)%	(8.85)%	(58.32)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 05/22/00; Class B 05/22/00; Class C 05/22/00.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Technology Portfolio Class A returned 17.95% compared to 38.49% for the Morgan Stanley Technology Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused Dividend Strategy Portfolio Class A gained 24.63% (before maximum sales charge) for the 12 months ended October 31, 2009. This outperformed the Portfolio's benchmark, the S&P 500 Index, which rose 9.80% for the same period. The Portfolio also outperformed the Lipper Multi-Cap Core Funds category, representing its peer group, which increased 15.09% during the same period.*

As the annual period began, we all stared into the abyss of a massive credit default, which could have brought down the majority of the nation's banks and related financial institutions. Indeed, some financial institutions were bailed out by the government. Others were bought out and still others were forced to file for bankruptcy. In addition to banks and insurers, the U.S. government bailed out several car makers. These bailouts, combined with massive and oft-unprecedented policies and programs by the Federal Reserve Board, the U.S. Treasury Department and others pulled the economy back from the brink of the abyss and enabled economic healing to begin and growth to resume during the last months of the fiscal year. As a result, the equity markets, which had declined dramatically through early March 2009, rebounded strongly.

Below, portfolio manager Brendan Voege and team at SunAmerica Asset Management discuss the Portfolio's performance during the annual period.

The Portfolio is a quantitative fund that employs a "buy and hold" strategy with up to 30 high dividend-yielding equity securities selected from the Dow Jones Industrial Average and broader market. The Portfolio holds each stock in approximately equal percentage of its net assets, though due to changes in the market value of the stocks, it is likely that the weighting of the stocks held will fluctuate throughout the course of the year. The Portfolio's disciplined investment process helped to mitigate risk during these especially challenging times.

The Portfolio's quantitative model seeks out individual stocks paying high dividend yields. A portion of the Portfolio is also screened based on a combination of factors that relate to profitability and valuation. As a passively-managed fund, we make no active sector decisions. That said, the constriction of credit during the first half of the fiscal year negatively affected the stock prices of many credit-intensive businesses held in the Portfolio. When credit became more available, the stock prices of these companies appreciated rapidly. For the annual period overall, the Portfolio's underweighted exposure to the financials sector, which was the worst performing sector in the S&P 500 Index, helped its relative results most. Overweighted positions in the stronger industrials and telecommunication services sectors proved beneficial as well. There were no major detractors from a sector allocation perspective.

The top-performing individual stocks for the Portfolio during the annual period included global payment and travel company American Express, commercial printing and information services company RR Donnelley & Sons and weight management, nutritional supplement and personal care products network marketing company Herbalife. The primary individual stock detractors included global financial services and retail banking firm JPMorgan Chase, consulting services firm Corporate Executive Board and broadcast operator Gannett.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Over the past ten years, $10,000 invested in Focused Dividend Strategy Portfolio Class A shares would be valued at $12,822. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $9,088.

	Class A		Class B		Class C††
Focused Dividend Strategy Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	17.41%	24.63%	19.80%	23.80%	22.93%	23.93%
5 year return	1.90%	16.59%	2.17%	12.81%	2.48%	13.04%
10 year return	2.52%	36.00%	2.58%	29.07%	2.46%	27.45%
Since Inception*	2.08%	34.14%	2.13%	27.19%	1.94%	24.54%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 06/08/98; Class B 06/08/98; Class C 06/08/98.

††  Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended October 31, 2009, the Focused Dividend Strategy Portfolio Class A returned 17.41% compared to 9.80% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Focused StarALPHA Portfolio Class A gained 9.40% (before maximum sales charge) for the 12 months ended October 31, 2009. The Portfolio closely tracked its benchmark, the S&P 500 Index, which gained 9.80% during the same period. The Portfolio underperformed the Lipper Multi-Cap Growth Funds category, representing its peer group, which increased 16.30% during the same period.*

Focused StarALPHA Portfolio is unique among the portfolios within the SunAmerica Focused Series in that its investment mandate allows its portfolio managers to "go anywhere" with regard to investment style and market capitalization. The portfolio managers are not restricted to a specific investment style box, and consequently are believed to be better equipped to capture alpha, or the percentage measure of a portfolio's return in excess of the market index's return, adjusted for risk—regardless of the asset class or phase of the market cycle in favor.

While the Portfolio generated solid positive absolute returns, the extreme volatility experienced in the equity markets during the annual period made it challenging for the managers. An overweighted position in financials, which was the worst performing sector in the S&P 500 Index during the annual period, detracted most. Holdings in financials company MBIA and global exchange NASDAQ OMX Group were particular disappointments. A position in consumer services UAL, the parent company of United Airlines, also detracted from the Portfolio's results during the annual period.

On the positive side, the Portfolio's overweighted allocation to the healthcare sector mitigated further declines. Individual holdings that boosted the Portfolio's returns included several companies in the computer/Internet industry. Hewlett-Packard, Google and Rovi were especially strong performers for the Portfolio during the annual period. Positions in select foreign companies also helped the Portfolio's performance. Hong Kong's Beijing Capital International Airport was a strong performer for the Portfolio during the annual period. So, too was a position in the financial sector's Singapore Exchange Limited.

Below, Alex Motola and Team, portfolio managers at Thornburg Asset Management Inc., discuss their portion of the Portfolio's performance during the annual period.

The fiscal year ended October 31, 2009 was a rewarding one with regard to both our portion of the Portfolio's performance relative to its benchmark index and its preservation of investment capital. The annual period began with credit fears permeating the market. In November 2008 and again in March 2009, the equity and debt markets experienced panic. In November 2008, U.S. voters elected Barack Obama as president and upon his taking of office, his team enacted massive economic stimulus programs. Equally important, the U.S. Treasury Department and the Federal Reserve Board worked together to ensure liquidity existed in a variety of fixed income markets. The government also worked to reassure investors that it had no desire to nationalize the U.S.' largest banks. By the end of October 2009, the S&P 500 Index had risen more than 50% off its early March bottom, and credit spreads, or the difference in yields between corporate bonds and duration-equivalent U.S. Treasury securities, had improved at a rate unparalleled in modern history. By the end of the fiscal year, our own concerns regarding potential deflation had diminished and, while our October 2008 fears regarding global recession had indeed been realized, we believed that economic growth may be positive in 2010.

Against this backdrop, the equity market was a perilous place for growth investors in general during the annual period. Long duration stocks were crushed during 2008 and professional investors became increasingly cautious as 2008

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

concluded and 2009 began. By March 9, 2009, the S&P 500 Index was down almost 25% year-to-date. The failure of the market to rally into 2009 convinced many that an ultraconservative posture was best. At Thornburg Asset Management, we did not get extraordinarily defensive. On the contrary, we did what we always do—seek out promising growth companies at a discount to our estimate of their intrinsic value. While some investors were mistakenly led to alter their style, we stayed true to our discipline. Our portion of the Portfolio outperformed the broad equity market through March 9th and it then expanded its lead during the subsequent rally.

Sector allocation decisions overall contributed positively to our portion of the Portfolio's outperformance of the S&P 500 Index. Overweighted allocations to the information technology and consumer discretionary sectors proved particularly beneficial, as both of these sectors significantly outperformed the S&P 500 Index during the annual period. Detracting somewhat was positioning within the telecommunication services sector as well as a lack of exposure to the materials sector.

Country selection decisions helped our portion of the Portfolio's relative results as well. For the fiscal year overall, our portion of the Portfolio's exposure to foreign equity markets was a net positive with contributions coming from stocks in China and the United Kingdom only partially offset by holdings in Hong Kong and Canada.

The greatest individual contributors for the annual period were Telecity Group, Research in Motion and Data Domain. Telecity Group is a leading provider of highly connected data centers in Europe, offering premium services to a variety of enterprise customers. Telecity Group benefited during the annual period from strong pricing and significant cash generation, which it used to fund additional growth. Research in Motion, which designs and manufactures wireless communications products, services and software for the mobile communications market, appreciated materially after our initial purchase of the stock during the first half of the fiscal year but gave back a portion of the gains following its most recent earnings report. We continued to hold the position at the end of October 2009, as we believed that the secular trend toward smart phones will continue and that Research in Motion will continue to play an important role in the market. We sold the Portfolio's position in Data Domain, which provides capacity-optimized storage appliances for disk-based backup and network-based disaster recovery, by the end of the annual period, taking a profit.

Individual stocks that hurt our portion of the Portfolio during the annual period included Life Time Fitness, Amdocs and Leap Wireless International. We sold the Portfolio's positions in the former two and held on to Leap Wireless International as of the end of October 2009. Leap Wireless International, a digital wireless services provider, continued to trade at what we considered attractive valuations at the end of the fiscal year, even though this was obscured by the amount of operating expenses being diverted to grow new businesses. Although revenue-per-user was falling and new entrants had emerged in the low-end prepaid phone market, our analysis led us to believe that the company was actually generating solid cash flow per customer and should be able to withstand competitive pressures over the longer term. Moreover, in our view, there is a secular trend toward wire line replacement.

Past performance is no guarantee of future results.

*  The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Portfolio construction.

COMPARISONS: PORTFOLIOS vs. THE INDICES — (continued) (unaudited)

Since inception, $10,000 invested in Focused StarALPHA Portfolio Class A shares would be valued at $6,587. The same amount invested in securities mirroring the performance of the S&P 500 Index would be valued at $7,402.

	Class A		Class C
Focused StarALPHA Portfolio#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 year return	3.07%	9.40%	7.71%	8.71%
Since Inception*	(15.37)%	(30.13)%	(13.85)%	(31.12)%

#  For the purposes of the graph, it has been assumed that the maximum sales charge, of 5.75% of offering price, was deducted from the initial $10,000 investment in the Portfolio. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Portfolio and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

†  Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.

*  Inception date: Class A 05/03/07; Class C 05/03/07.

For the 12 month period ended October 31, 2009, the Focused StarALPHA Class A returned 3.07% compared to 9.80% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A 5.75%, Class B 4.00% Contingent Deferred Sales Charge (CDSC), Class C 1.00% CDSC. The portfolio's daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of investmentwill fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com.

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors

Samuel M. Eisenstat

Peter A. Harbeck

Dr. Judith L. Craven

William F. Devin

Stephen J. Gutman

Jeffrey S. Burum

William J. Shea

Officers

John T. Genoy, President
and Chief Executive Officer

Donna M. Handel, Treasurer

James Nichols, Vice President

Timothy Pettee, Vice President

Cynthia A. Skrehot, Vice President and Chief Compliance Officer

Gregory N. Bressler, Chief Legal Officer
and Secretary

Nori L. Gabert, Vice President and
Assistant Secretary

Kathleen Fuentes, Assistant Secretary

John E. McLean, Assistant Secretary

Gregory R. Kingston, Vice President and
Assistant Treasurer

Matthew Hackethal, Anti-Money Laundering Compliance Officer

John E. Smith Jr., Assistant Treasurer

Investment Adviser

SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Distributor

SunAmerica Capital Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Shareholder Servicing Agent

SunAmerica Fund Services, Inc.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Custodian and Transfer Agent

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Portfolios which is available in the Fund's Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA FOCUSED PORTFOLIOS

Information regarding how SunAmerica Focused Portfolios voted proxies relating to securities held in the SunAmerica Focused Portfolios during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800)858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund's prospectus, proxy material, annual report and semi-annual report (the "shareholder documents") to shareholders with multiple accounts residing at the same "household." This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to SunAmerica Mutual Funds c/o BFDS, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

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Go Paperless!!

Did you know that you have the option to
receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It's Quick — Fund documents will be received faster than via traditional mail.

It's Convenient — Elimination of bulky documents from personal files.

It's Cost Effective — Reduction of your Fund's printing and mailing costs.

To sign up for electronic delivery, follow these simple steps:

1

Go to

www.sunamericafunds.com

2

Click on the link to "Go Paperless!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note — this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

Distributed by:

SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, from the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

FOANN - 10/09

Item 2.           Code of Ethics

The SunAmerica Focused Series, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2009, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant’s Principal Executive and Principal Accounting Officers.

Item 3.           Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(a) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.           Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2009
(a) Audit Fees	$364,468	$291,524
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$212,553	$198,757
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2008	2009
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)          (1)          The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)         The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2009 and 2008 were $210,257 and $212,553, respectively.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.     Controls and Procedures.

(a)          An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)         There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal contro1 over financial reporting.

Item 12.  Exhibits.

(a)          (1)          Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2)          Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3)          Not applicable.

(b)         Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Focused Series, Inc.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: January 8, 2010

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date: January 8, 2010